
                                                                EXHIBIT 10.1


                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                             VEECO INSTRUMENTS INC.,

                             VEECO ACQUISITION CORP.

                                       AND

                                    CVC, INC.



                                FEBRUARY 29, 2000





                                        1


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                                TABLE OF CONTENTS

                                                                                   PAGE
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
I.       DEFINITIONS..................................................................1
         1.01 Certain Definitions.....................................................1

II.      THE MERGER..................................................................11
         2.01 The Merger.............................................................11
         2.02 Effective Time of the Merger...........................................11
         2.03 Closing of the Merger..................................................11
         2.04 Effects of the Merger..................................................12
         2.05 Conversion of Shares...................................................12
         2.06 Closing of the Company's Transfer Books................................13
         2.07 Exchange of Certificates...............................................14
         2.08 Tax Consequences.......................................................15
         2.09 Accounting Consequences................................................15
         2.10 Further Action.........................................................16
         2.11 Subsequent Action......................................................16

III.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................16
         3.01 Due Organization; Subsidiaries; Etc....................................16
         3.02 Capitalization.........................................................17
         3.03 Authorization..........................................................17
         3.04 Reports................................................................18
         3.05 No Undisclosed Liabilities.............................................18
         3.06 Compliance with Law; Governmental Authorizations.......................18
         3.07 No Conflicts...........................................................19
         3.08 Contracts..............................................................19
         3.09 Litigation.............................................................21
         3.10 Taxes..................................................................21
         3.11 Absence of Certain Changes.............................................22
         3.12 Employee Benefit Plans.................................................23
         3.13 Intellectual Property..................................................26
         3.14 Environmental Matters..................................................29
         3.15 Labor Relations........................................................30
         3.16 Brokers and Finders....................................................31
         3.17 Accuracy of Representations and Warranties.............................31
         3.18 Pooling of Interests; Reorganization...................................31
         3.19 Board of Recommendation................................................31
         3.20 Fairness Opinion.......................................................31
         3.21 State Antitakeover Statutes............................................31
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                                       ii


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IV.      REPRESENTATIONS AND WARRANTIES OF VEECO AND ACQUISITION.....................32
         4.01 Organization of Veeco and Acquisition..................................32
         4.02 Capitalization.........................................................33
         4.03 Non-Contravention......................................................33
         4.04 Reports................................................................34
         4.05 Absence of Certain Changes.............................................34
         4.06 No Undisclosed Liabilities.............................................35
         4.07 Litigation.............................................................35
         4.08 Restrictions on Business Activities....................................35
         4.09 Governmental Authorization.............................................35
         4.10 Taxes..................................................................35
         4.11 Pooling of Interests; Reorganization...................................36
         4.12 Brokers and Finders....................................................36
         4.13 Accuracy of Representations and Warranties.............................36
         4.14 Board Recommendation...................................................36
         4.15 Fairness Opinion.......................................................37
         4.16 Compliance With Laws...................................................37
         4.17 Environmental Matters..................................................37
         4.18 Intellectual Property Rights...........................................38

V.       COVENANTS...................................................................40
         5.01 Access.................................................................40
         5.02 Conduct of the Business of the Parties Pending the Closing Date........40
         5.03 Conduct of Business of the Company and Veeco...........................41
                          (a) Charter Documents......................................41
                          (b) Dividends; Changes in Capital Stock....................41
                          (c) Pooling; Reorganization................................42
                          (d). Other.................................................42
         5.04 Consents...............................................................42
         5.05 Stock Options..........................................................43
         5.06 Employee Benefits......................................................44
         5.07 Indemnification of Officers and Directors..............................44
         5.08 Pooling of Interests...................................................45
         5.09 Environmental Transfer Laws............................................45
         5.10 Tax Matters............................................................45
         5.11 Letters of the Parties' Accountants....................................46
         5.12 Listing................................................................46
         5.13 Board of Directors; Whitman Employment Agreement.......................47
         5.14 Notice of Breach; Disclosure...........................................47
         5.15 Payment of Indebtedness by Affiliates..................................47
         5.16 No Solicitation -- Company.............................................47
         5.17 No Solicitation -- Veeco...............................................49
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                                       iii


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
         5.18 Blue Sky Laws..........................................................50
         5.19 Additional Agreements..................................................50
         5.20 Disclosure.............................................................50
         5.21 Affiliate Agreements...................................................51
         5.22 Registration Statement; Joint Proxy Statement..........................51
         5.23 Company Stockholders' Meeting..........................................52
         5.24 Veeco Stockholders' Meeting............................................53

VI.      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES .....................54

VII.     CONDITIONS PRECEDENT TO VEECO'S AND ACQUISITION'S
         OBLIGATIONS.................................................................55
         7.01 Representations and Warranties.........................................55
         7.02 Performance of Covenants...............................................55
         7.03 Consents...............................................................55
         7.04 Agreements and Documents...............................................55
         7.05 Material Adverse Effect................................................56
         7.06 Registration Rights Agreement..........................................56

VIII.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY..........................56
         8.01 Representations and Warranties.........................................56
         8.02 Performance of Covenants...............................................57
         8.03 Consents and Approvals.................................................57
         8.04 Material Adverse Effect................................................57
         8.05 Documents..............................................................57

IX.      TERMINATION.................................................................57
         9.01 Termination............................................................57
         9.02 Effect of Termination..................................................59
         9.03 Expenses; Termination Fees.............................................59

X.       MISCELLANEOUS...............................................................61
         10.01 Successors............................................................61
         10.02 Amendment.............................................................61
         10.03 Waiver................................................................61
         10.04 No Survival of Representations and Warranties; Survival of Tax
         Comments....................................................................61
         10.05 Entire Agreement; Counterparts........................................62
         10.06 Governing Law.........................................................62
         10.07 Disclosure Schedules..................................................62
         10.08 Attorneys' Fees.......................................................62
         10.09 Assignment............................................................62
         10.10 Notices...............................................................62
         10.11 Headings..............................................................63
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                                       iv


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         10.12 Exhibits and Schedules...............................................63
         10.13 Severability.........................................................64
         10.14 No Third-Party Beneficiaries.........................................64

EXHIBITS
--------

Exhibit A      Company Stockholder Voting Agreement
Exhibit B      Veeco Stockholder Voting Agreement
Exhibit C      Certificate of Merger
Exhibit D      Whitman Employment Agreement
Exhibit E      Form of Company Affiliate Agreement
Exhibit F      Form of Veeco Affiliate Agreement

SCHEDULES
---------

Schedule A     Company Stockholders Subject to Company Stockholder Voting Agreement
Schedule B     Veeco Stockholders Subject to Veeco Stockholder Voting Agreement
Schedule C     Company Affiliates
Schedule D     Veeco Affiliates
Schedule E     Officers of Acquisition Immediately Prior to the Effective Time

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this "MERGER AGREEMENT"), is made as of February 29, 2000, by and among Veeco Instruments Inc., a Delaware corporation ("VEECO"), Veeco Acquisition Corp., a Delaware corporation and a newly-formed wholly-owned first tier subsidiary of Veeco ("ACQUISITION"), and CVC, Inc., a Delaware corporation (the "COMPANY").

     WHEREAS, The Boards of Directors of the Company, Acquisition and Veeco have determined that it is advisable and in the best interests of their respective stockholders for Acquisition to merge with and into the Company, with the result that the Company shall be the surviving corporation and shall become a wholly-owned subsidiary of Veeco (the "MERGER"), all upon the terms and conditions set forth herein and in accordance with the provisions of the Delaware General Corporation Law (the "DGCL").

     WHEREAS, Veeco has entered into that certain Voting Agreement in the form attached hereto as EXHIBIT A (the "COMPANY STOCKHOLDER VOTING AGREEMENT"), dated as of the date hereof, with the stockholders of the Company listed on SCHEDULE A to this Merger Agreement. Pursuant to the Company Stockholder Voting Agreement, such stockholders of the Company have granted to Veeco irrevocable proxies to vote the shares of Company Common Stock (as defined) held by them in favor of approving this Merger Agreement, the Merger and the other transactions contemplated hereby, and against any action, any failure to act, or agreement that would result in a breach of any covenant, representation or agreement of the Company under this Merger Agreement.

     WHEREAS, the Company has entered into that certain Voting Agreement in the form attached hereto as EXHIBIT B (the "VEECO STOCKHOLDER VOTING AGREEMENT"), dated as of the date hereof, with the stockholders of Veeco listed on SCHEDULE B to this Merger Agreement. Pursuant to the Veeco Stockholder Voting Agreement, such stockholders of Veeco have granted to the Company irrevocable proxies to vote the Veeco Shares (as defined) held by them in favor of approving this Merger Agreement, the Merger and the other transactions contemplated hereby, and against any action, any failure to act, or agreement that would result in a breach of any covenant, representation or agreement of Veeco under this Merger Agreement.

     WHEREAS, the Merger is intended to qualify as a reorganization, as described in Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. DEFINITIONS.

     1.01 CERTAIN DEFINITIONS. For purposes of this Merger Agreement, the following terms shall have the following meanings:

     "ACQUIRED CORPORATIONS" shall mean the Company, together with each of its Subsidiaries.

     "ACQUISITION" shall have the meaning set forth in the introductory paragraph of this Merger Agreement.

     "AFFILIATE" of any Person shall mean a Person which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     "BENEFIT PLANS" shall have the meaning set forth in Section 3.12(a).

     "CERTIFICATE OF MERGER" shall have the meaning set forth in Section 2.02.

     "CLOSING" shall have the meaning set forth in Section 2.03.

     "CLOSING DATE" shall have the meaning set forth in Section 2.03.

     "CLOSING PRICE PER SHARE" shall mean the closing price per Veeco Share as reported by the NASDAQ on the trading day immediately preceding the Closing Date.

     "COBRA" shall have the meaning set forth in Section 3.12(g).

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "COMPANY" shall have the meaning set forth in the introductory paragraph to this Merger Agreement.

     "COMPANY ACQUISITION PROPOSAL" shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Veeco) contemplating or otherwise relating to any Company Acquisition Transaction.

     "COMPANY ACQUISITION TRANSACTION" shall mean any transaction or series of transactions involving:

     (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which such the Company or any other Acquired Corporation is a constituent corporation, (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of the Company or another Acquired Corporation, or (iii) in which the Company or an Acquired Corporation issues securities representing more than 20% of the outstanding securities of any class of voting securities of the Company or such Acquired Corporation;

     (b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated net revenues, net income or assets of the Company or any other Acquired Corporation; or

     (c) any liquidation or dissolution of the Company or any other Acquired Corporation.

     "COMPANY AFFILIATE" shall have the meaning set forth in Section 5.21(a).

     "COMPANY AFFILIATE AGREEMENT" shall have the meaning set forth in Section 5.21(a).

     "COMPANY AGENT" shall have the meaning set forth in Section 3.13(h).

     "COMPANY BOARD RECOMMENDATION" shall have the meaning set forth in Sec-tion 5.23(b).

     "COMPANY BROKER" shall have the meaning set forth in Section 3.16.

     "COMPANY COMMON STOCK" shall mean the common stock of the Company, par value $0.01 per share.

     "COMPANY DISCLOSURE SCHEDULE" shall mean the disclosure schedule that has been prepared by the Company in accordance with the requirements of Section 9.07 hereof and that has been delivered by the Company to Veeco on the date of this Merger Agreement and signed by the President of the Company.

     "COMPANY FINANCIAL STATEMENTS" shall have the meaning set forth in Section 3.04.

     "COMPANY INTELLECTUAL PROPERTY" shall have the meaning set forth in
Section 3.13(a).

     "COMPANY-OWNED IP" shall have the meaning set forth in Section 3.13(g).

     "COMPANY-OWNED IP REGISTRATIONS" shall have the meaning set forth in

Section 3.13(e).

     "COMPANY SEC DOCUMENTS" shall mean each statement, report, registration statement (including the related prospectus in the form filed pursuant to Rule 424(b) of the Securities Act) and definitive proxy statement, and all other filings filed with the SEC by the Company since November 12, 1999 and prior to the Effective Time.

     "COMPANY STOCK CERTIFICATE shall have the meaning set forth in Section
2.06.

     "COMPANY STOCKHOLDER'S MEETING" shall have the meaning set forth in Sec-tion 5.23(a).

     "COMPANY STOCKHOLDER VOTING AGREEMENT" shall have the meaning set forth in the second WHEREAS clause to this Merger Agreement.

     "COMPANY TRIGGERING EVENT" shall be deemed to have occurred if: (i) the Board of Directors of the Company shall have failed to recommend that the Company's stockholders vote to adopt this Merger Agreement, or shall have withdrawn or modified in a manner adverse to Veeco the Company Board Recommendation; (ii) the Company shall have failed to include in the Joint Proxy Statement, the Company Board Recommendation or a statement to the effect that the Board of Directors of the Company has determined and believes that the Merger is in the best interests of the Company's stockholders; (iii) the Board of Directors of the Company shall have approved, endorsed or recommended any Company Acquisition Proposal; (iv) the Company shall have entered into any letter of intent or similar document or any Contract relating to any Company Acquisition Proposal; (v) the Company shall have failed to hold the Company Stockholders' Meeting as promptly as practicable and in any event within 45 days after the Form S-4 Registration Statement is declared effective under the Securities Act, unless a stop order shall have been issued by the SEC with respect to the S-4 Registration Statement or an injunction shall have been issued by a court of competent jurisdiction or other appropriate Governmental Authority to restrain or prohibit the consummation of the Merger; or (vi) any of the Acquired Corporations or any Representative of any of the Acquired Corporations shall have violated in a material manner any of the restrictions set forth in Section 5.16.

     "CONFIDENTIAL COMPANY IP INFORMATION" shall have the meaning set forth in
Section 3.13(k).

     "CONSENT" shall mean any approval, consent, ratification, permission, waiver or authorization (including any License or governmental authorization).

     "CONSTITUENT CORPORATIONS" shall have the meaning set forth in Section
2.01.

     "CONTINUING EMPLOYEES" shall have the meaning set forth in Section 5.06.

     "CONTRACT" shall mean any agreement, arrangement, commitment, indemnity, indenture, instrument or lease, including any and all amendments, supplements, and modifications (whether oral or written) thereto, whether or not in writing.

     "DGCL" shall have the meaning set forth in the first WHEREAS clause to this Merger Agreement.

     "EFFECTIVE TIME" shall have the meaning set forth in Section 2.02.

     "ENVIRONMENT" shall mean the soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwaters, drinking water supply, stream sediments; ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

     "ENVIRONMENTAL LAWS" shall mean any state, federal or local laws, ordinances, codes, regulations, statutes, orders, judgments, decrees, permits or licenses relating to pollution, natural resources, protection of the Environment or public health and safety, including, without limitation, laws and regulations relating to the use, treatment, storage, release, disposal or transportation of Hazardous Substances or the handling and disposal of medical and biological waste.

     "EQUITY SECURITIES" shall mean any (i) capital stock or any securities representing any other equity interest or (ii) any securities convertible into or exchangeable for capital stock or any other equity interest, or any other rights, warrants or options to acquire any of the foregoing securities.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA AFFILIATE" shall mean, with respect to any Person, (i) any corporation which is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which that Person is a member, (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control, within the meaning of Section 414(c) of the Code, of which that Person is a member and (iii) any member of an affiliated service group, within the meaning of Section 414(m) and (o) of the Code, of which that Person or any Person described in clause (i) or (ii) is a member.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "EXCHANGE AGENT" shall have the meaning set forth in Section 2.07(a).

     "EXCHANGE FUND" shall have the meaning set forth in Section 2.07(a).

     "EXCHANGE RATIO" shall have the meaning set forth in Section 2.05(a).

     "EXISTING POLICY" shall have the meaning set forth in Section 5.07(b).

     "FORM S-4 REGISTRATION STATEMENT" shall mean the registration statement on Form S-4 to be filed with the SEC by Veeco in connection with issuance of Veeco Shares in the Merger, as said registration statement may be amended prior to the time it is declared effective by the SEC.

     "GAAP" shall mean United States generally accepted accounting principles.

     "GOVERNMENTAL AUTHORITY" shall mean any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     "HAZARDOUS SUBSTANCES" shall mean (i) any hazardous or toxic waste, substance or material defined as such in (or for the purposes of) any Environmental Law, (ii) asbestos-containing material, (iii) medical and biological waste, (iv) polychlorinated biphenyls, (v) petroleum products, including gasoline, fuel oil, crude oil and other various constituents of such products and (vi) any other chemicals, materials or substances, exposure of any living organism to which is prohibited, limited, or regulated by any Environmental Laws.

     "HIPAA" shall have the meaning set forth in Section 3.12(g).

     "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "INCURABLE MATERIAL ADVERSE EFFECT" shall have the meaning set forth in the paragraph following Section 9.01(k).

     "INDEMNIFIED PERSONS" shall have the meaning set forth in Section 5.07(a).

     "INFORMATION TECHNOLOGY" shall mean computer software, computer firmware, computer hardware (whether general or specific purpose) and other similar or related items of automated, computerized and/or software systems developed by or for any Acquired Corporation.

     "IRS" shall mean the Internal Revenue Service of the United States or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

     "JOINT PROXY STATEMENT" shall mean the joint proxy statement/prospectus to be sent to the Company's stockholders in connection with the Company Stockholders' Meeting and to Veeco's stockholders in connection with the Veeco Stockholders' Meeting.

     "KNOWLEDGE" shall mean, (i) with respect to an individual, the actual knowledge of such individual and (ii) with respect to any Person other than an individual, the actual knowledge of the officers and directors of a corporate entity or other Persons performing similar functions for any other type of non-individual Person.

     "LAW" shall mean any constitutional provision or any statute or other law, rule or regulation of any Governmental Authority and any decree, injunction, judgment, order, ruling, assessment or writ.

     "LEGAL PROCEEDING" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

     "LICENSED-IN AGREEMENTS" shall have the meaning set forth in Section 3.13(f)(i).

     "LICENSES" shall have the meaning set forth in Section 3.06(b).

     "LIEN" shall mean any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, encroachment or other survey defect, transfer restriction or other encumbrance of any nature whatsoever, except for liens for Taxes not yet due or delinquent.

     "MATERIAL ADVERSE EFFECT" shall mean, with respect to the Company or Veeco (as applicable), a material adverse effect in the business, financial condition or results of operations of the Company or Veeco (as applicable) and their respective Subsidiaries, taken as a whole, PROVIDED, that a Material Adverse Effect shall not be deemed to have occurred primarily as a result of fluctuations in (i) Veeco's or the Company's (as applicable) order rate, revenues or net income for any fiscal period prior to the consummation of the Merger or (ii) the number of full-time employees of Veeco or the Company (as applicable).

     "MATERIAL CONTRACT" shall mean any Contract required to be listed on
SCHEDULE 3.08(A) of the Company Disclosure Schedule.

     "MERGER" shall have the meaning set forth in the first WHEREAS clause to this Merger Agreement.

     "MERGER AGREEMENT" shall mean this Agreement and Plan of Merger, as amended, supplemented or otherwise modified from time to time.

     "MERGER CONSIDERATION" shall have the meaning set forth in Section 2.05(a).

     "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section 3.12(a).

     "NASDAQ" shall mean The NASDAQ Stock Market, Inc.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

     "PERSON" shall mean any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity or organization, whether or not a legal entity, and including, without limitation, any Governmental Authority.

     "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Amended and Restated Registration Rights Agreement, dated as of May 10, 1999, among the Company and certain holders of its capital stock.

     "RELEASE" shall mean any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing, whether intentional or unintentional.

     "REPRESENTATIVES" shall mean officers, directors, employees, agents, attorneys, accountants, advisors and other representatives.

     "REQUIRED COMPANY STOCKHOLDER VOTE" shall mean the affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Stockholders Meeting.

     "REQUIRED VEECO STOCKHOLDER VOTE" shall mean the affirmative vote of the holders of more than a majority of the Veeco Shares present and voting at the Veeco Stockholders Meeting.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SUBSIDIARY" A Person shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns, beneficially or of record,
(a) an amount of voting securities or other interests in such Person that is sufficient to enable such Person to elect at least a majority of the members of such Person's Board of Directors or other governing body, or (b) at least 50% of the outstanding entity or financial interests of such Person.

     "SUPERIOR COMPANY PROPOSAL" shall mean an unsolicited, BONA FIDE written offer made by a third party to purchase all outstanding Company Common Stock on terms that the Board of Directors of the Company determines to be more favorable to the Company's stockholders than the terms of the Merger, in its reasonable judgment, after having taken into account, among other relevant considerations, a written opinion of an independent financial advisor of nationally recognized reputation; PROVIDED, HOWEVER, that any such offer shall not be deemed to be a "Superior Proposal" if any financing required to consummate the transaction contemplated by such offer is not committed and is not reasonably capable of being obtained by such third party.

     "SUPERIOR VEECO PROPOSAL" shall mean an unsolicited, BONA FIDE, written offer made by a third party to purchase all outstanding Veeco Shares on terms that the Board of Directors of Veeco determines make it more favorable to the stockholders of Veeco for Veeco to consummate such Veeco Acquisition Transaction, than for Veeco to consummate the Merger, in its reasonable judgement, after having taken into account, among other relevant considerations, a written opinion of an independent financial advisor of nationally recognized reputation.

     "SURVIVING CORPORATION" shall have the meaning set forth in Section 2.01.

     "TAX" or "TAXES" shall mean any and all taxes (whether Federal, state, local or municipal, and whether domestic or foreign), including, without limitation, income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise, occupation, value added, ad valorem, transfer and other taxes, duties or assessments of any nature whatsoever, together with any interest, penalties or additions to tax imposed with respect thereto.

     "TAX RETURNS" shall mean any returns (including any information returns), reports and forms required to be filed with any Governmental Authority in connection with the determination, assessment, collection or payment of any Taxes or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.

     "THREATENED" A claim, proceeding, dispute, action or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing) that would lead a prudent Person to conclude that such a claim, proceeding dispute, action or other matter is likely to be asserted, commenced, taken or otherwise pursued in the future.

     "VEECO" shall have the meaning set forth in the introductory paragraph of this Merger Agreement.

     "VEECO AFFILIATE" has the meaning set forth in Section 5.21(b).

     "VEECO AFFILIATE AGREEMENT" has the meaning set forth in Section 5.21(b).

     "VEECO ACQUISITION PROPOSAL" shall mean any offer, proposal, inquiry or indication of interest contemplating or otherwise relating to any Veeco Acquisition Transaction.

     "VEECO ACQUISITION TRANSACTION" shall mean any transaction or series of transactions involving:

     (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which Veeco is a constituent corporation,
(ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of Veeco or a Subsidiary thereof, or (iii) in which Veeco issues securities representing more than 20% of the outstanding securities of any class of voting securities of Veeco or a Subsidiary thereof;

     (b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated net revenues, net income or assets of Veeco; or

     (c) any liquidation or dissolution of Veeco.

     "VEECO AUTHORIZATIONS" shall have the meaning set forth in Section 4.09.

     "VEECO BALANCE SHEET" shall have the meaning set forth in Section 4.06.

     "VEECO BALANCE SHEET DATE" shall have the meaning set forth in Section
4.06.

     "VEECO BOARD RECOMMENDATION" shall have the meaning set forth in Sec-tion 5.24(b).

     "VEECO CONFIDENTIAL IP INFORMATION" shall have the meaning set forth in
Section 4.18(g).

     "VEECO DISCLOSURE SCHEDULE" shall mean the disclosure schedule that has been prepared by Veeco in accordance with the requirements of Section 9.07 hereof and that has been delivered by Veeco to the Company on the date of this Merger Agreement and signed by the President of Veeco.

     "VEECO FINANCIAL STATEMENTS" shall have the meaning set forth in Section 4.04.

     "VEECO INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 4.18(a).

     "VEECO OPTIONS" shall have the meaning set forth in Section 4.02(b).

     "VEECO-OWNED IP" shall have the meaning set forth in Section 4.18(e).

     "VEECO-OWNED IP REGISTRATIONS" shall have the meaning set forth in
Section 4.18(c).

     "VEECO SEC DOCUMENTS" shall mean each statement, report, registration statement (including the related prospectus in the form filed pursuant to Rule 424(b) of the Securities Act) and definitive proxy statement, and other filings filed with the SEC by Veeco since January 1, 1996 and prior to the Effective Time.

     "VEECO SHARES" shall mean the common stock, $.01 par value per share, of Veeco.

     "VEECO STOCKHOLDERS' MEETING" shall have the meaning set forth in Section 5.24(a).

     "VEECO STOCKHOLDER VOTING AGREEMENT" shall have the meaning set forth in the third WHEREAS clause to this Merger Agreement.

     "VEECO TRIGGERING EVENT" shall be deemed to have occurred if: (i) the Board of Directors of Veeco shall have failed to recommend that Veeco's stockholders vote to adopt this Merger Agreement, or shall have withdrawn or modified in a manner adverse to the Company the Veeco Board Recommendation; (ii) Veeco shall have failed to include in the Joint Proxy Statement the Veeco Board Recommendation or a statement to the effect that the Board of Directors of Veeco has determined and believes that the Merger is in the best interests of Veeco's stockholders; (iii) the Board of Directors of Veeco shall have approved, endorsed or recommended any Veeco Acquisition Proposal; (iv) Veeco shall have entered into any letter of intent or similar document or any Contract relating to a Veeco Acquisition Proposal; (v) Veeco shall have failed to hold the Veeco Stockholders Meeting on the date of the Company Stockholders Meeting or as promptly as practicable thereafter and, in any event, within five days after the date of the Company Stockholders Meeting; or (vi) Veeco or any Representative of Veeco shall have violated in a material manner any of the restrictions set forth in Section 5.17.

     "VEECO'S BROKER" shall have the meaning set forth in Section 4.12.

     "WHITMAN EMPLOYMENT AGREEMENT" shall have the meaning set forth in Sec-tion 5.13.

     1.02 The words "hereof," "herein," "hereby" and "hereunder," and words of like import, refer to this Merger Agreement as a whole and not to any particular Section hereof. References herein to any Section, Schedule or Exhibit refer to such Section of, or such Schedule or Exhibit to, this Merger Agreement, unless the context otherwise requires. All pronouns and any variations thereof refer to the masculine, feminine or neuter gender, singular or plural, as the context may require. The word "including," when used herein, means "including, without limitation."

II. THE MERGER.

     2.01 THE MERGER. At the Effective Time of the Merger, Acquisition shall be merged with and into the Company. The separate existence of Acquisition shall thereupon cease and the Company shall continue its corporate existence as the surviving corporation (the "SURVIVING CORPORATION") under the DGCL Laws of the State of Delaware under its present name. The Company and Acquisition are sometimes referred to collectively herein as the "CONSTITUENT CORPORATIONS."

     2.02 EFFECTIVE TIME OF THE MERGER. At the Closing, the parties hereto shall cause a certificate of merger substantially in the form of EXHIBIT C annexed hereto (the "CERTIFICATE OF MERGER") to be executed and filed with the Secretary of State of the State of Delaware, as provided in Section 252 of the DGCL, and shall take all such other and further actions as may be required by Law to make the Merger effective. The Merger shall become effective as of the date and time of the filing of the Certificate of Merger. The date and time of such effectiveness are referred to herein as the "EFFECTIVE TIME."

     2.03 CLOSING OF THE MERGER. (a) Unless this Merger Agreement shall theretofore have been terminated pursuant to the provisions of Section 9.01 hereof, the closing of the Merger (the "CLOSING") shall take place as promptly as practicable, but no later than the second business day, following the day on which the last of the conditions (other than conditions which, by their nature, are to be satisfied at Closing, but subject to those conditions) set forth in Articles VI, VII and

VIII hereof are fulfilled or waived (by the relevant party or parties), subject to applicable Laws (the "CLOSING DATE"), at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, unless another time, date or place is agreed to in writing by the parties hereto.

          (b) Subject to the provisions of this Merger Agreement, Veeco, Acquisition and the Company shall cause to be executed and filed at the Closing the Certificate of Merger, and shall cause the Certificate of Merger to be recorded in accordance with the provisions of the DGCL and shall take any and all other lawful actions and do any and all other lawful things to cause the Merger to become effective.

     2.04 EFFECTS OF THE MERGER. At the Effective Time of the Merger:

          (a) the separate existence of Acquisition shall cease and Acquisition shall be merged with and into the Company, which shall be the Surviving Corporation;

          (b) the Certificate of Incorporation and By-Laws of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation, until each shall thereafter be amended in accordance with each of their terms and as provided by Law;

          (c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Acquisition immediately prior to the Effective Time;

          (d) the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of the Constituent Corporations, and all property, real, personal, and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and

          (e) the Surviving Corporation shall thenceforth be responsible and liable for all liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor Liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

     2.05 CONVERSION OF SHARES. As of the Effective Time, by virtue of the Merger and without any further action on the part of Veeco, Acquisition, the Company or any holder of any Equity Securities of the Constituent Corporations:

          (a) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive 0.43 Veeco Shares (the "MERGER CONSIDERATION"). Accordingly,
0.43 is hereinafter referred to as the "EXCHANGE RATIO."

          (b) Each share of common stock, par value $0.01 per share, of Acquisition issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

          (c) The Merger Consideration shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Veeco Shares or Company Common Stock), reorganization, recapitalization or other like change with respect to Veeco Shares or Company Common Stock occurring after the date of this Merger Agreement and prior to the Effective Time or after the Effective Time if the record date with respect thereto is set after the date of this Merger Agreement and prior to the Effective Time.

          (d) No fraction of a Veeco Share will be issued in exchange for surrendered shares of Company Common Stock, but in lieu thereof each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a Veeco Share (after aggregating all fractional shares of Veeco Shares to be received by such holder) shall receive from Veeco an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the Closing Price Per Share.

          (e) All Company Common Stock, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a Company Stock Certificate shall thereafter cease to have any rights with respect to the shares of Company Common Stock represented thereby, except the right to receive the Merger Consideration for such Company
Common Stock upon the surrender of such Company Stock Certificate in accordance with this Section and Section 2.07 hereof.

          (f) If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company or any other Acquired Corporation or under which the Company or any other Acquired Corporation has any rights, then the Veeco Shares issued in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such Veeco Shares may accordingly be marked with appropriate legends. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, Veeco is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

     2.06 CLOSING OF THE COMPANY'S TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock (a "COMPANY STOCK CERTIFICATE") is presented to the Exchange Agent or to the Surviving Corporation or Veeco, such Company Stock Certificate shall be canceled, and shall be exchanged as provided in Section 2.07 hereof.

     2.07 EXCHANGE OF CERTIFICATES.

          (a) On or prior to the Closing Date, Veeco shall select a reputable bank or trust company to act as exchange agent in the Merger (the "EXCHANGE AGENT"). Promptly after the Effective Time, Veeco shall deposit with the Exchange Agent (i) certificates representing the Veeco Shares issuable pursuant to this Article II and (ii) cash sufficient to make payments in lieu of fractional shares in accordance with Section 2.05(d) hereof. The Veeco Shares and cash amounts so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to herein collectively as the "EXCHANGE FUND."

          (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent will mail to the record holders of Company Stock Certificates:
(i) a letter of transmittal in customary form and containing such provisions as Veeco may reasonably specify (including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon delivery of such Company Stock Certificates to the Exchange Agent), and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for certificates representing Veeco Shares as contemplated by this Article II. Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Veeco, (1) the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole Veeco Shares that such holder has the right to receive pursuant to the provisions of Section 2.05 hereof (and an appropriate amount of cash in lieu of any fractional Veeco Share otherwise issuable), and (2) the Company Stock Certificate so surrendered shall be canceled. Until surrendered as contemplated by this Section 2.07, each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive Veeco Shares (and an appropriate amount of cash in lieu of any fractional Veeco Share otherwise issuable) as contemplated by this Article II. If any Company Stock Certificate shall have been lost, stolen or destroyed, Veeco may, in its discretion and as a condition precedent to the issuance of any certificate representing Veeco Shares hereunder, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Veeco may reasonably direct) as indemnity against any claim that may be made against the Exchange Agent, Veeco or the Surviving Corporation with respect to such Company Stock Certificate.

          (c) No certificates representing Veeco Shares shall be issued in exchange for any Company Stock Certificate to any Person who may be a Company Affiliate until such Person shall have delivered to Veeco and the Company a duly executed Company Affiliate Agreement or Veeco Affiliate Agreement (as applicable), as contemplated by
Section 5.21 hereof.

          (d) No dividends or other distributions declared or made with respect to Veeco Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the Veeco Shares that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate in accordance with this Section 2.07 (at which time such holder shall be entitled, subject to the effect of applicable escheat or similar Laws, to receive all such dividends and distributions, without interest).

          (e) Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates as of the date that is 180 days after the Effective Time shall be delivered to Veeco upon demand, and any holders of Company Stock Certificates who have not theretofore surrendered their Company Stock Certificates in accordance with this Section 2.07 shall thereafter look only to Veeco for satisfaction of their claims for Veeco Shares, cash in lieu of fractional Veeco Shares and any dividends or distributions with respect to Veeco Shares Common Stock.

          (f) Each of the Exchange Agent, Veeco and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Merger Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or any provision of state, local or foreign Tax Law or under any other applicable Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Merger Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

          (g) Neither Veeco nor the Surviving Corporation shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any Veeco Shares (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.

     2.08 TAX CONSEQUENCES . For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company upon the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share). The parties to this Merger Agreement hereby adopt this Merger Agreement as a "plan of reorganization" as described in Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

     2.09 ACCOUNTING CONSEQUENCES . For financial reporting purposes, the Merger is intended to be accounted for as a "pooling of interests."

     2.10 FURTHER ACTION . If, at any time after the Effective Time, any further action is determined by Veeco to be necessary or desirable to carry out the purposes of this Merger Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Acquisition and the Company, the officers and directors of the Surviving Corporation and Veeco shall be fully authorized (in the name and on behalf of Acquisition, in the name and on behalf of the Company or otherwise) to take such action.

     2.11 SUBSEQUENT ACTION. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances and any other actions or things are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Corporations as a result of, or in connection with, the Merger, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Merger Agreement.

III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to Veeco and Acquisition that, except as set forth in the Company SEC Documents, or in a specific subsection of the Company Disclosure Schedule:

     3.01 DUE ORGANIZATION; SUBSIDIARIES; ETC. (a) The Company has no Subsidiaries, except for the corporations identified in SCHEDULE 3.01(A) of the Company Disclosure Schedule (which together constitute all of the Acquired Corporations); and neither the Company nor any of the other Acquired Corporations owns any capital stock or Equity Securities of, or any equity interest of any nature in, any other Person. None of the Acquired Corporations has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Person. Since January 1, 1990, none of the Acquired Corporations has, at any time, been a general partner of any general partnership, limited partnership or other Person.

     (b) Each of the Acquired Corporations is a corporation duly organized, validly existing and in good standing (in jurisdictions that recognize such concept) under the Laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound.

     (c) Each of the Acquired Corporations is qualified to do business as a foreign corporation, and is in good standing (in jurisdictions that recognize such concept), under the laws of all jurisdictions where the nature of its business requires such qualification, other than such failures to be so qualified as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Company.

     3.02 CAPITALIZATION. (a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock, of which 11,604,819 were issued and outstanding as of January 31, 2000. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and were issued in conformity with applicable Laws.

     (b) As of January 31, 2000, 2,179,080 shares of Company Common Stock were issuable upon the exercise of options granted under the stock option plans and other options set forth on SCHEDULE 3.02(B) to the Company Disclosure Schedule (collectively, the "COMPANY OPTIONS"). Except for the Company Options, there are no outstanding Equity Securities, or other obligations to issue or grant any rights to acquire any Equity Securities, of the Company, or any Contracts to restructure or recapitalize the Company. There are no outstanding Contracts of the Company to repurchase, redeem or otherwise acquire any Equity Securities of the Company. All outstanding Equity Securities of each of the Acquired Corporations have been duly authorized and validly issued in conformity with applicable laws. The Company owns all issued and outstanding Equity Securities of each other Acquired Corporation.

     3.03 AUTHORIZATION. The Company has full corporate power and authority to execute, deliver and perform this Merger Agreement and the Certificate of Merger, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Merger Agreement, the Certificate of Merger and all other documents and agreements to be delivered pursuant hereto and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company (other than the Required Company Stockholder Vote and the filing of the Certificate of Merger) are necessary to authorize this Merger Agreement, the Certificate of Merger and any such related documents or agreements or to consummate the transactions contemplated hereby. This Merger Agreement has been duly and validly executed and delivered by the Company and the Certificate of Merger, when executed at the Closing, will be duly and validly executed and delivered by the Company. This Merger Agreement, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, and the Certificate of Merger, when executed by the Company at the Closing, assuming the due authorization, execution and delivery by each of the other parties hereto, will be legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other Laws affecting the enforcement of creditors' rights generally or by general equitable principles.

     3.04 REPORTS. All documents required to be filed as exhibits to the Company SEC Documents have been so filed. All Company SEC Documents were filed as and when required by the Exchange Act or the Securities Act, as applicable. The Company SEC Documents include all statements, reports and documents required to be filed by the Company pursuant to the Exchange Act and the Securities Act. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and none of the Company SEC Documents, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Company SEC Document. The financial statements of the Company and its Subsidiaries, including the notes thereto, included in the Company SEC Documents (the "COMPANY FINANCIAL STATEMENTS"), complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Company Financial Statements fairly present the consolidated financial condition, operating results and cash flows of the Company and its Subsidiaries at the dates and during the periods indicated therein in accordance with GAAP consistently applied (subject, in the case of unaudited statements, to normal, recurring year-end adjustments and additional footnote disclosures). There has been no material change in the Company's accounting policies except as described in the notes to the Company Financial Statements. At all times since November 12, 1999, the Company has (i) filed as and when due all documents required to be filed with NASDAQ, and (ii) otherwise timely performed all of the Company's obligations pursuant to the rules and regulations of NASDAQ.

     3.05 NO UNDISCLOSED LIABILITIES. The Acquired Corporations do not have any obligation or liability of any nature (matured or unmatured, fixed or contingent) other than those (i) set forth or adequately provided for in the balance sheet of the Company as at December 31, 1999, (ii) not required to be set forth on such balance sheet under GAAP, (iii) incurred in the ordinary course of business since December 31, 1999, and consistent with past practice or
(iv) which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

     3.06 COMPLIANCE WITH LAW; GOVERNMENTAL AUTHORIZATIONS. (a) Each of the Acquired Corporations has complied in all material respects with, is not in violation of, and has not received notices of violation with respect to, any Law with respect to the conduct of its business, or the ownership or operation of its business, except for instances of possible noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

          (b) Each of the Acquired Corporations has obtained all licenses, permits, certificates, consents and approvals from Governmental Authorities
(the "LICENSES") that are necessary for its business and operations except where the failure to obtain such Licenses would not, individually or in the aggregate, have a Material Adverse Effect on the Company. All such Licenses are in full force and effect, and no notice of any material violation has been received by any Acquired Corporation in respect of any such License.
The consummation of the transactions
contemplated hereunder and the operation of the business of the Acquired Corporations by the Surviving Corporation in the manner in which it is currently operated will not require the transfer of any such License that may not be transferred to the Surviving Corporation without the Consent of any Governmental Authority or other Person.

     3.07 NO CONFLICTS. (a) No filing or registration with, or permit, authorization, Consent or approval of, or notification or disclosure to, any Governmental Authority is required by the Company in connection with the execution and delivery of this Merger Agreement or the consummation by the Company of the Merger and the other transactions contemplated hereby, except (i) in connection with the applicable requirements of the HSR Act, (ii) in connection with the provisions of the Securities Act and the rules and regulations promulgated thereunder, the Exchange Act and the rules and regulations promulgated thereunder and the rules and regulations of the NASDAQ,
(iii) the filing of appropriate merger documents as required by the DGCL (including the Certificate of Merger) and (iv) such Consents, approvals, orders, permits, authorizations, registrations, or declarations and filings as may be required under the Blue Sky laws of various states.

          (b) The execution, delivery and performance by the Company of this Merger Agreement and the consummation of the Merger and the other transactions contemplated hereby will not (i) violate any provision of the Certificate of Incorporation or By-Laws or other organizational documents of the Company, (ii) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in, or provide the basis for, the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Lien upon any property or assets of any Acquired Corporation under, any Material Contract to which any Acquired Corporation is a party or by which any of its property or assets is bound, or to which any of the property or assets of any Acquired Corporation is subject, except for Contracts, the other party to which has consented to the execution and delivery of this Merger Agreement or the consummation of the Merger (as appropriate under the terms of such Contract), (iii) violate any Law applicable to any Acquired Corporation or
(iv) violate or result in the revocation or suspension of any License.

          3.08 CONTRACTS. (a) SCHEDULE 3.08(A) to the Company Disclosure Schedule and the Company SEC Documents contain a complete and accurate list, and the Company has delivered or made available to Veeco true and complete copies (or, in the case of oral Contracts, summaries), of:

     (i) each Contract that is executory in whole or in part and involves performance of services or delivery of goods or materials by the Company or any other Acquired Corporation of an amount or value in excess of $250,000;

     (ii) each Contract that is executory in whole or in part and was not entered into in the ordinary course of business and that involves expenditures or receipts of the Company or any other Acquired Corporation in excess of $250,000;

     (iii) each lease, rental or occupancy agreement, license agreement, installment and conditional sale agreement, and any other Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property of any Acquired Corporation (except personal property leases and installment and conditional sales agreements having a value per item or annual payments of less than $175,000);

     (iv) other than licensing agreements entered into in connection with product sales in the ordinary course of the Company's or the other Acquired Corporations' business, each material licensing agreement or any other material Contract with respect to patents, trademarks, copyrights or other Intellectual Property, including material Contracts with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property;

     (v) each collective bargaining agreement and any other Contract to or with any labor union or other employee representative of a group of employees of any Acquired Corporation;

     (vi) each joint venture, partnership and any other material Contract (however named) involving a sharing of profits, losses, costs or liabilities by an Acquired Corporation with any other Person;

     (vii) each Contract containing covenants that in any way purport to restrict the business activity of an Acquired Corporation or limit the freedom of an Acquired Corporation to engage in any line of business or to compete with any Person;

     (viii) each Contract providing for material payments to or by any Person based on sales, purchases or profits, other than direct payments for goods;

     (ix) each power of attorney that is currently effective and outstanding granted by and relating to an Acquired Corporation;

     (x) each Contract that contains or provides for an express undertaking by an Acquired Corporation to be responsible for consequential damages;

     (xi) each Contract that is executory in whole or in part and involves capital expenditures by an Acquired Corporation in excess of $250,000;

     (xii) each written warranty, guaranty and/or other similar undertaking with respect to contractual performance extended by an Acquired Corporation other than in the ordinary course of business; and

     (xiii) each Contract with any employee, director or officer of an Acquired Corporation.

              (b) Each Material Contract is in full force and effect and enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance and other Laws affecting the enforcement of creditors' rights generally or by general principles of equity.

              (c) Each Acquired Corporation has fulfilled in all material respects all obligations required pursuant to each Material Contract to have been performed by it.

              (d) No Acquired Corporation has received any written notice of default under any Material Contract, no default (beyond any applicable grace or cure period) has occurred under any Material Contract on the part of an Acquired Corporation or, to the Company's knowledge, on the part of any other party thereto, nor has any event occurred which with the giving of notice or the lapse of time, or both, would constitute any default on the part of an Acquired Corporation under any Material Contract nor, to the Company's knowledge, has any event occurred which with the giving of notice or lapse of time, or both, would constitute any default on the part of any other party to any Material Contract.

              (e) Except as set forth in SCHEDULE 3.08(E) to the Company Disclosure Schedule, no Consent or approval of any party to any of the Material Contracts is required for the execution, delivery or performance of this Merger Agreement or the consummation of the Merger or the other transactions contemplated hereby to which the Company is a party, except where the failure to obtain such Consent or approval would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

              (f) To the knowledge of the Company, no officer, director, agent or employee of the Company is bound by any Contract that purports to limit the ability of such officer, director, agent or employee to (i) engage in or continue any conduct, activity or practice relating to the business of an Acquired Corporation, or (ii) assign to the Company or an Acquired Corporation to any other Person any rights to any invention, improvement or discovery.

              3.09 LITIGATION. There are no actions, suits or legal, administrative, arbitration or other Legal Proceedings or governmental investigations pending or, to the Company's knowledge, Threatened against the Company or any other Acquired Corporation before or by any Governmental Authority, except for such as would not individually or in the aggregate either impair the Company's or any other Acquired Corporation's ability to consummate the Merger or have or reasonably be expected to have a Material Adverse Effect on the Company. No Acquired Corporation is a party to or subject to any judgment, order, writ, injunction, decree or award of any Governmental Authority, except for those that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

              3.10 TAXES. Except as set forth in SCHEDULE 3.10 to the Company Disclosure Schedule:

              The Company and each of the Acquired Corporations has filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by the Company and/or any of the other Acquired Corporations, either separately or as part of an affiliated group of corporations, pursuant to the Laws of any Governmental Authority with taxing power over any of the Acquired Corporations or its assets and business. All Tax Returns filed by any of the Acquired Corporations are true, correct and complete. The Company and each of the Acquired Corporations has paid all Taxes that have become due by it pursuant to those Tax Returns, or otherwise, or pursuant to any assessment received by any of the Acquired Corporations, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in the Company Financial Statements. The Company has delivered to Veeco complete copies of all Tax Returns that any of the Acquired Corporations has filed for the past three years. All Taxes that the Company or any of the Acquired Corporations is, or was, required by Law to withhold and collect have been duly withheld and collected and, to the extent required, have been paid to the appropriate Governmental Authority. There is no agreement, plan, arrangement or other contract covering any employee or independent contractor of the Company or any of the Acquired Corporations that could give rise to the payment of any amount that could not be deductible by the Company or any of the Acquired Corporations or Veeco pursuant to Section 280G or Section 162(m) of the Code. The Company is not a "United States real property holding corporation," as defined in Section 897(c)(2) of the Code. The charges, accruals and reserves with respect to Taxes on the Company Financial Statements with respect to each of the Acquired Corporations (excluding any provision for deferred income taxes established to reflect timing differences between book and tax income) for all tax periods (or portions thereof) ending on or before the Closing Date (including any period for which no Tax Return has yet been filed) are adequate for GAAP purposes.

              3.11 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Company SEC Documents, since September 30, 1999, the Acquired Corporations have conducted their business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect to the Company; (ii) any acquisition, sale or transfer of any material asset of the Acquired Corporations other than in the ordinary course of business and consistent with past practice; (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any revaluation by the Company of any of its assets; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock; (v) any material Contract entered into by any Acquired Corporation, other than in the ordinary course of business, or any material amendment or termination of, or default under, any material Contract to which any Acquired Corporation is a party or by which any of them is bound; (vi) any action or failure to act that could reasonably be expected to cause the Merger to fail to qualify as a reorganization as described in Section 368(a) of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company on the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share); or (vii) any agreement by any Acquired Corporation to do any of the things described in the preceding clauses (i) through (vi) (other than negotiations with Veeco and its Representatives regarding the transactions contemplated by this Merger Agreement).

              3.12 EMPLOYEE BENEFIT PLANS. (a) Neither the Company nor any ERISA Affiliate thereof (i) maintains or contributes to or has any obligation with respect to, and none of the current or former employees of the Company or any ERISA Affiliate thereof is covered by, any bonus, deferred compensation, severance pay, pension, profit-sharing, retirement, insurance, stock purchase, stock option or other fringe benefit plan, arrangement or practice, written or otherwise, or any other "employee benefit plan," as defined in Section 3(3) of ERISA, whether formal or informal (collectively, the "BENEFIT PLANS"). None of the Benefit Plans is, and the Company (or any of its ERISA Affiliates) has not during the past five years maintained or had an obligation to contribute to, or incurred any other obligation with respect to (i) a "multiemployer plan," as defined in Section 3(37) of ERISA (a "MULTIEMPLOYER PLAN"), (ii) a "multiple employer plan," as defined in ERISA or the Code or (iii) a funded welfare benefit plan, as defined in Section 419 of the Code. Neither the Company nor any ERISA Affiliate thereof has any agreement or commitment to create any additional Benefit Plan, or to modify or change any existing Benefit Plan.

              (b) With respect to each Benefit Plan, the Company has heretofore delivered or caused to be delivered or made available to Veeco true, correct and complete copies of (i) all documents which comprise the most current version of each of such Benefit Plan, including any related trust agreements, insurance contracts, or other funding or investment agreements and any amendments thereto, and (ii) with respect to each Benefit Plan that is an "employee benefit plan," as defined in Section 3(3) of ERISA (A) the three most recent Annual Reports (Form 5500 Series) and accompanying schedules for each of the Benefit Plans for which such a report is required, (B) the most current summary plan description (and any summary of material modifications), (C) the three most recent certified financial statements and actuarial valuation for each of the Benefit Plans for which such a statement or actuarial valuation is required or was prepared, (D) the Forms PBGC-1 filed in each of the three most recent plan years for each of the Benefit Plans for which such form was required to be filed, (E) for each Benefit Plan that provides health or other non-pension benefits to retired or former employees, shareholders or directors (or their beneficiaries), an actuarial calculation of the liability of the Company and its Subsidiaries prepared in accordance with Financial Accounting Standard 106 of the Financial Accounting Standards Board, and (F) for each Benefit Plan intended to be "qualified" within the meaning of Section 401(a) of the Code, all IRS determination letters issued with respect to such Plan. Since the date of the documents delivered, there has not been any material change in the assets or liabilities of any of the Benefit Plans (other than any Benefit Plans under which Company Options are issued) or any change in their terms and operations which could reasonably be expected to affect or alter the tax status or materially affect the cost of maintaining such Plan, other than any change that would not have a Material Adverse Effect on the Company, and none of the Benefit Plans has been or will be amended prior to the Closing Date, other than as required by Law, regulation or tax qualification requirement.

              (c) The Company or the relevant ERISA Affiliate thereof has performed and complied in all material respects with all of its obligations under and with respect to the Benefit Plans and each of the Benefit Plans has, at all times, in form, operation and administration complied in all material respects with its terms, and, where applicable, the requirements of the Code, ERISA and all other applicable Laws. Except as set forth on
SCHEDULE 3.12(C) of the Company Disclosure Schedule, each Benefit Plan which is intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified and, to the knowledge of the Company, nothing has occurred which could be expected to adversely affect such qualified status.

              (d) There are no material unpaid contributions due prior to the date hereof with respect to any Benefit Plan that are required to have been made under its terms and provisions, any related insurance contract or any applicable Law, and there are no unfunded benefit obligations that have not been accounted for by reserves, or otherwise property footnoted in the Company Financial Statements as required in accordance with GAAP. No assets of the Company are allocated or held in a trust or similar funding vehicle, and there are no reserve assets, surpluses or prepaid premiums with respect to any Benefit Plan that is a welfare plan.

              (e) With respect to each Benefit Plan that is an "employee pension benefit plan," as defined in Section 3(2) of ERISA, (i) neither the Company nor any ERISA Affiliate has withdrawn from such Benefit Plan during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA, where such withdrawal could result in liability of such substantial employer pursuant to Section 4062(e) or 4063 of ERISA, (ii) neither the Company nor any ERISA Affiliate has filed a notice of intent to terminate any such Benefit Plan or adopted any amendment to treat any such Benefit Plan as terminated, (iii) the PBGC has not instituted proceedings to terminate any such Benefit Plan, (iv) to the knowledge of the Company, no other event or condition has occurred which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Benefit Plan, (v) all required premium payments to the PBGC have been paid when due,
(vi) no reportable event, as described in Section 4043 of ERISA (whether or not waived), has occurred, or, to the knowledge of the Company, is reasonably expected to occur, with respect to any such Benefit Plan, (vii) no material excise taxes are payable under the Code, (viii) no amendment with respect to which security is required under Section 307 of ERISA or Section 401(a)(29) of the Code has been made or is reasonably expected to be made, and (ix) there has been no event which could subject the Company or any ERISA Affiliate to liability under Section 4064 or 4069 of ERISA.

              (f) With respect to each Benefit Plan that is subject to the provisions of Section 412 of the Code or Title I, Subtitle B, Part 3 of ERISA,
(i) there has occurred no failure to meet the minimum funding standards of
Section 412 of the Code (whether or not waived in accordance with Section 412(d) of the Code) or failure to make by its due date a required installment under
Section 412(m) of the Code, (ii) the funding method used in connection with such Benefit Plan is acceptable under ERISA and the actuarial assumptions used in connection with funding such Benefit Plan meet the requirements of Section 302 of ERISA, (iii) no accumulated funding deficiency, whether or not waived, exists with respect to any such Benefit Plan, and no condition has occurred or exists which by the passage of time would be expected to result in an accumulated funding deficiency as of the last day of the current plan year of any such Benefit Plan, and (iv) since the most recent valuation date for each such Benefit Plan, there has been no amendment or change to such Benefit Plan that would increase the amount of benefit liabilities thereunder and there has been no event or occurrence that would materially increase or decrease the value of such assets or liabilities, other than as would not have a Material Adverse Effect on the Company. Neither the Company nor any ERISA Affiliate has incurred any liability or taken any action, and the Company has no knowledge of any action or event, that could cause any one of them to incur any liability under Section 412 of the Code or Title IV of ERISA with respect to any "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) that is not a Benefit Plan.

              (g) All group health plans covering employees of the Company have been operated in material compliance with the continuation coverage requirements of Section 4980B of the Code (and any predecessor provisions) and Part 6 of Title I of ERISA ("COBRA"), the provisions of law enacted by the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and any similar state Law.

              (h) Neither the Company nor any other "disqualified person" or "party in interest," as defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively, has engaged in any "prohibited transaction," as defined in
Section 4975 of the Code or Section 406 of ERISA, with respect to any Benefit Plan, nor have there been any fiduciary violations under ERISA which could subject the Company, any ERISA Affiliate thereof (or any officer, director or employee thereof) to any material penalty or Tax under Section 502(i) of ERISA or Sections 4971 and 4975 of the Code.

              (i) With respect to any Benefit Plan: (i) no filing, application or other matter is pending with the IRS, the PBGC, the United States Department of Labor or any other governmental body, (ii) there is no action, suit or claim pending or, to the Company's knowledge, Threatened, other than routine claims for benefits and (iii) there are no outstanding material liabilities for Taxes, penalties or fees.

              (j) Neither the Company nor any ERISA Affiliate has taken any action, and the Company has no knowledge of any action or event, that could cause any one of them to incur liability on account of a partial or complete withdrawal, as defined in Sections 4203 and 4205 of ERISA, respectively, from any Multiemployer Plan, or on account of any unpaid contributions to any Multiemployer Plan.

              (k) Neither the execution and delivery of this Merger Agreement nor the consummation of any or all of the contemplated transactions will: (i) entitle any current or former employee of the Company or any ERISA Affiliate thereof to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting or increase the amount of any compensation due to any such employee or former employee or (iii) directly or indirectly result in any payment made or to be made to or on behalf of any person to constitute a "parachute payment" within the meaning of Section 280G of the Code.

              3.13 INTELLECTUAL PROPERTY. (a) Except as set forth in SCHEDULE 3.13(A) of the Company Disclosure Schedule: the Acquired Corporations own or have the right to make, have made, use, sell and license all new and useful inventions, discoveries and all letters patent (including, but not limited to, all reissues, extensions, renewals, divisions and continuations thereof and thereto (including continuations-in-part)) and all applications therefor; Use (as such term is defined below), sell and license all copyrights, mask works, trademarks and service marks and all registrations and applications for registration thereof; Use, sell and license all trade secrets, know-how, inventory, algorithms, methods, processes, protocols, methodologies, computer software (including, but not limited to, source code in object code and source code form), design, functional, technical and other specifications (for computer software and other properties) and all other tangible and intangible proprietary materials and information required for the conduct of the business of the Company ("COMPANY INTELLECTUAL PROPERTY"). For the purposes of this Section 3.13 and of Section 4.18 hereof, "USE" (and, as the context requires, "USED") means the right to use, execute, distribute, publish, reproduce, perform, display, transmit, make available, make modifications and prepare derivative works.

              (b) With respect to the Intellectual Property which any Acquired Corporation owns, and to the extent of such Acquired Corporation's rights therein, after the Merger, the Surviving Corporation shall have the right to (i) sue for (and otherwise assert claims for) and shall have no limitation on its ability to recover damages and obtain any and all other appropriate remedies available at law or equity for any past, present or future infringement, misappropriation or other violation thereof (and settle all such suits, actions and proceedings); (ii) seek appropriate protection therefor (including, where appropriate, the right to seek copyright, trademark and service mark registrations and letters patent in the United States and all other countries and governmental divisions); and (iii) claim all rights and priority thereunder, in each case, to the extent, if any, that such Acquired Corporation is entitled to do so prior to the Merger notwithstanding any other provisions of this Merger Agreement.

              (c) SCHEDULE 3.13(C) of the Company Disclosure Schedule sets forth a complete and accurate list (i) in subsection 1, of all letters patent owned by any Acquired Corporation; (ii) in subsection 2, of all U.S. federal trademark and service mark registrations owned by any Acquired Corporation; (iii) in subsection 3, of all material U.S. common law trademarks and service marks owned by any Acquired Corporation; (iv) in subsection 4, of all U.S. letters patent owned by any Acquired Corporation which are, as of the date hereof, subject to a reissue proceeding in the U.S. Patent and Trademark Office (the "PTO"); (v) in subsection 5, of all applications for U.S. letters patent filed by and subject to ongoing prosecution by any Acquired Corporation; (vi) in subsection 6, of all applications for letters patent in jurisdictions other than the United States filed by and subject to ongoing prosecution by any Acquired Corporation; (vii) in subsection 7, of all applications for U.S. federal trademark or service mark registrations filed by and subject to ongoing prosecution by any Acquired Corporation; (viii) in subsection 8, of all applications for trademark or service mark registrations in jurisdictions other than the United States filed by and subject to ongoing prosecution by any Acquired Corporation; and (ix) in subsection 9, of all patent interference and similar proceedings in which any Acquired Corporation is involved, including, but not limited to, interferences and the like asserted against any Acquired Corporation and interferences and the like which any Acquired Corporation has provoked.

              (d) Except as set forth in SCHEDULE 3.13(C) of the Company Disclosure Schedule, to the knowledge of the Company, (i) all authorship in the computer software, documentation, software design, technical and functional software specifications created by any Acquired Corporation and Used in products or services created by any Acquired Corporation is original or has not been unlawfully copied or misappropriated and (ii) all computer software and related documentation manuals contained or Used in products of (including documentation and product and user manuals) or services to customers provided by any Acquired Corporation are owned by or licensed to such Acquired Company, and such licenses provide such Acquired Company with the right to sublicense or otherwise authorize Use of the licensed subject matter to their customers and authorized third party users.

              (e) (i) Except for third parties which have rights pursuant to the agreements set forth in SCHEDULE 3.13(F) of the Company Disclosure Schedule and except for rights granted to the customers of any Acquired Corporation, each Acquired Corporation has the sole and exclusive right to Use, sell and license each of the copyrights owned by such Acquired Corporation and to make, Use, sell and license each item of Intellectual Property listed in SCHEDULE 3.13 of the Company Disclosure Schedule, subsections 1 and 2 hereto (the foregoing collectively referred to as "COMPANY-OWNED IP REGISTRATIONS") and (ii) except as set forth in SCHEDULE 3.13(C) of the Company Disclosure Schedule, the Company has no knowledge that any of the Company-Owned IP Registrations are invalid, unenforceable or not subsisting. With the exception of copyright rights, and with the exception of Company-Owned IP Registrations no longer used by the Company or an Acquired Corporation, all material Company-Owned IP Registrations have been and currently remain duly registered with or issued by the appropriate governmental agency of the United States or of foreign countries as indicated in
SCHEDULE 3.13(C) of the Company Disclosure Schedule, subsections 1 and 2 hereto, and all required maintenance and annuity fees have been paid in full to and all declarations required pursuant to 15 U.S.C. Sections 1058 and 1065 (and foreign counterparts to the same) have been accepted by, or timely submitted to, the proper Governmental Authority.

              (f) (i) SCHEDULE 3.13(F) of the Company Disclosure Schedule sets forth a complete and accurate list of the material agreements, including, but not limited to, material license agreements, and of all parties thereto under which any Acquired Corporation obtains or is the beneficiary of any license or right to use any Intellectual Property right of any third party (singularly or collectively, a "LICENSED-IN AGREEMENT" or the "LICENSED-IN AGREEMENTS") with the exception of off-the-shelf software licensed by any Acquired Corporation and
(ii) SCHEDULE 3.13(F) of the Company Disclosure Schedule sets forth a complete and accurate list of the material agreements, including, but not limited to, license agreements, to which any Acquired Corporation is a party and pursuant to which a third party is authorized to Use any of the Intellectual Property rights of any Acquired Corporation.

              (g) Except as set forth in SCHEDULE 3.13(G) to the Company Disclosure Schedule, each of the copyrights owned by any Acquired Corporation and each item of Intellectual

Property listed in the Schedules to the Company Disclosure Letter delivered pursuant to Section 3.13(c) hereto (the "COMPANY-OWNED IP") (i) is free and clear of any attachments, liens, security interests, UCC filings or any other encumbrances; (ii) is not subject to any outstanding judicial order, decree, judgment or stipulation or to any agreement restricting the scope of any Acquired Corporation's Use thereof; and (iii) together with each item of Intellectual Property which such Acquired Corporation has a right to Use or practice pursuant to one or more Licensed-In Agreements, is not subject to any suits, actions, claims or demands of any third party and no action or proceeding, whether judicial, administrative or otherwise, has been instituted, is pending or, to the Company's knowledge, Threatened which challenges or affects the rights of such Acquired Corporation in the same.

              (h) Except as set forth on SCHEDULE 3.13(H) of the Company Disclosure Schedule, (i) no Acquired Corporation has received any claim or any cease and desist or equivalent letter regarding, or any other notice of any allegation to the effect that any of their products, software, apparatus, methods or services which such Acquired Corporation makes, Uses, sells, offers or provides infringes upon, misappropriates or otherwise violates the intellectual property of any third party; (ii) the Company has no knowledge of any unauthorized Use by, unauthorized disclosure to or by or infringement, misappropriation or other violation of any Company Intellectual Property by any current or former officer, employee, independent contractor, consultant or any other agent of any Acquired Corporation (a "COMPANY AGENT" or the "COMPANY AGENTS") or by any third party, other than, with respect to such third parties, such disclosures, infringements, misappropriations and violations as would not, individually or in the aggregate, have a Material Adverse Effect on the Company;
(iii) no Acquired Corporation has entered into any agreement to indemnify any third party against any claim of infringement, misappropriation or other violation of Intellectual Property rights other than indemnification provisions contained in purchase orders, customer agreements, Licensed-In Agreements or software licenses arising in the ordinary course of business; and (iv) since its formation, no Acquired Corporation has been charged in any suit, action or proceeding with, or has charged others with, unfair competition, infringement, misappropriation, wrongful use of or any other violation or improper or illegal activity with respect to or affecting Intellectual Property or with claims contesting the validity, ownership or right to make, Use, sell, license or dispose of Intellectual Property.

              (i) To the knowledge of the Company, (a) all computer software created by employees of the Acquired Corporations within the scope of their employment by any such Acquired Corporation and used in the products or services of any Acquired Corporation and all original copyrightable authorship therein is owned by an Acquired Corporation; (b) all rights in all inventions and discoveries made, developed or conceived by Company Agents during the course of their employment (or other retention) by an Acquired Corporation and material to the business of an Acquired Corporation or made, written, developed or conceived with the use or assistance of an Acquired Corporation's facilities or resources and which are the subject of one or more issued letters patent or applications for letters patent have been assigned in writing to an Acquired Corporation; (c) the policy of the Acquired Corporation requires each employee of an Acquired Corporation to sign documents confirming that he or she assign to an Acquired Corporation all Intellectual Property rights made, written, developed or conceived by him or her during the course of his or her employment (or other retention) by an Acquired Corporation and relating to the business of an Acquired Corporation or made, written, developed or conceived with the use or assistance of an Acquired Corporation's facilities or resources to the extent that ownership of any such Intellectual Property rights does not vest in an Acquired Corporation by operation of law, and to the extent that any employee of an Acquired Corporation has not executed such documents, the Company will require such employee to execute such documents at or before the Closing; and (d) all Intellectual Property rights made, written, developed or conceived by each Company Agent during the course of his or her retention by an Acquired Corporation and material to the business of an Acquired Corporation have been assigned or licensed to an Acquired Corporation.

              (j) The Intellectual Property owned by, licensed to or Used by the Acquired Corporations prior to the execution of this Merger Agreement will enable the Surviving Corporation subsequent to the Effective Time to fully carry on all aspects of the business of the Acquired Corporations as and to the extent such business was carried on by the Acquired Corporations prior to the Merger.

              (k) The Company believes that the Acquired Corporations have taken all reasonable and practicable steps to protect and preserve the confidentiality of all Intellectual Property (including, without limitation, trade secrets and source codes, but excluding letters patent, inventory, copyrights, mask works, trademarks and service marks and registrations and applications for registration thereof) ("CONFIDENTIAL COMPANY IP INFORMATION"). The Company believes that all Use by the Acquired Corporations of Confidential Company IP Information not owned by the Acquired Corporations has been and is pursuant to the terms of a written agreement between an Acquired Corporation and the owner of such Confidential Company IP Information, or is otherwise lawful.

              (l) The Company will do all acts necessary or reasonably requested to be done by Veeco in order to perfect title to the Intellectual Property in the Surviving Corporation, including, without limitation, to execute and deliver any and all oaths, assignments, affidavits and other documents in form and substance as may be requested by Veeco; to communicate all facts known to the Company relating to the Intellectual Property; to furnish Veeco with any and all information, documents, materials or records of any kind in its control relating to the Intellectual Property; and to discharge its obligations under this subsection (l) promptly but in any event within such time period(s) as is required to allow the Surviving Corporation to timely preserve or assert its rights in connection with the maintenance, enforcement or defense of the rights in Intellectual Property assigned to the Surviving Corporation hereunder. The rights provided in this subsection (l) are cumulative of any rights of Veeco in this Merger Agreement and shall be deemed transferable in whole or in part by Veeco to its successors and assigns.

              3.14 ENVIRONMENTAL MATTERS. (a) The Acquired Corporations' ownership and operation of their business is and has been in material compliance with all Environmental Laws. The Acquired Corporations have obtained all approvals necessary or required under all applicable Environmental Laws for the ownership and operation of their business, all such approvals are in effect, the Acquired Corporations have not received written notice of any action to revoke or modify any of such approvals, and, to the Company's knowledge the ownership and operation of the Acquired Corporations' business is and has been in material compliance with all terms and conditions thereof. The Acquired Corporations have not received notice of any pending or Threatened claim or investigation by any Governmental Authority or any other Person concerning potential liability of any of the Acquired Corporations under Environmental Laws in connection with the ownership or operation of its business. To the Company's knowledge, there has not been a Release of any Hazardous Substance by any Acquired Corporation, nor by any other Person at, upon, in, from or under any premises now or previously owned or occupied by an Acquired Corporation or upon which its assets are or were located at any time during an Acquired Corporation's ownership and/or occupancy thereof. No Acquired Corporation's real properties (whether owned or leased) is currently, and, to the Company's knowledge, no such real property has been, used as a treatment, storage or disposal facility for Hazardous Substances; and no Hazardous Substances are present on any such real property, except in such quantities as are handled in material compliance with all applicable manufacturer's instructions and in material compliance with all applicable Environmental Laws and as are used in the operation of the Acquired Corporations' business.

              (b) The Company has (i) provided or made available to Veeco all test results, records, notices, disclosures and reports in an Acquired Corporation's possession with respect to an Acquired Corporation's real property (whether owned or leased) and any real property previously owned or occupied by an Acquired Corporation, including all correspondence with any Governmental Authority, concerning health, safety and/or environmental issues or concerns and
(ii) made all disclosures, including notice of a Release or Threatened Release of a Hazardous Substance, required of an Acquired Corporation under any Environmental Law.

              (c) No Acquired Corporation has received notice, or otherwise obtained knowledge, of the existence of any circumstances or conditions that have a reasonable likelihood of resulting in any damages for which it could be liable arising pursuant to any Environmental Law.

              (d) To the Company's knowledge, no Acquired Corporation has material liability with respect to any Hazardous Substance which it has transported or arranged for the transportation of to premises not owned or operated by an Acquired Corporation.

              3.15 LABOR RELATIONS. The Acquired Corporations are conducting their businesses in material compliance with all applicable Laws relating to employment or labor, including, without limitation, those Laws relating to wages, hours, collective bargaining, unemployment insurance, workers' compensation and equal employment opportunity, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Company. No union or other collective bargaining unit has been certified as representing any of the employees of any Acquired Corporation, nor has any Acquired Corporation agreed to recognize any union or other collective bargaining unit. The Company has complied with all material terms of the collective bargaining agreement between the Company and Local 342, International Union of Electronic, Electrical, Salaried, Machine & Furniture Workers. There are no labor disputes pending or Threatened involving strikes, work stoppages, slowdowns or lockouts. There are no grievance proceedings or claims of unfair labor practices filed or, to the Company's knowledge, Threatened to be filed with the National Labor Relations Board against any Acquired Corporation. There is no union representation or organizing effort pending or Threatened against any Acquired Corporation.

              3.16 BROKERS AND FINDERS. Except for Lehman Brothers, Inc. ("COMPANY BROKER") previously disclosed to Veeco, no broker, finder, agent or similar intermediary has acted on the Company's behalf in connection with this Merger Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any Contract with the Company or any action taken by the Company. The Company shall pay all fees and disbursements of the Company Broker.

              3.17 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and war ranties of the Company set forth in this Merger Agreement and in any agreement, certificate or other document required to be delivered or given to Veeco or Acquisition by the Company pursuant to this Merger Agreement will be true and correct at the Closing Date with the same force and effect as if made on that date.

              3.18 POOLING OF INTERESTS; REORGANIZATION. Neither the Company nor, to the knowledge of the Company, any of its directors, officers or stockholders has taken or failed to take any action which (i) would interfere with Veeco's ability to account for the Merger as a "pooling of interests", or
(ii) could reasonably be expected to cause the Merger to fail to qualify as a reorganization as described in Section 368(a) of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company on the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share).

              3.19 BOARD OF RECOMMENDATION. The Board of Directors of the Company has, by a unanimous vote of directors present at a meeting of such Board or Directors duly held on February 28, 2000, approved and adopted this Merger Agreement, the Merger and the other transactions contemplated hereby, and prior to the date hereof has resolved to recommend that the holders of Company Common Stock approve and adopt this Merger Agreement, the Merger and the other transactions contemplated hereby.

              3.20 FAIRNESS OPINION. The Company has received the opinion of Lehman Brothers, Inc. to the effect that on the date of delivery thereof, the Merger Consideration was fair from a financial point of view to the stockholders of the Company.

              3.21 STATE ANTITAKEOVER STATUTES. The Company has granted all approvals and taken all other steps necessary to exempt the Company Stockholder Voting Agreement, the Merger and the other transactions contemplated hereby from the requirements and provisions of Section 203 of the DGCL and other state antitakeover statutes or regulations to the extent applicable such that none of the provisions of such "business combination," "moratorium," "control share," or other state antitakeover statute or regulation (x) prohibits or restricts the Company's ability to perform its obligations under this Merger Agreement or its ability to consummate the Merger and the other transactions contemplated hereby,
(y) would have the effect of invalidating or voiding this Merger

Agreement or any provisions hereof, or (z) would subject Veeco to any material impediment or condition in connection with the exercise of any of their respective rights under this Merger Agreement.

IV.               REPRESENTATIONS AND WARRANTIES OF VEECO AND ACQUISITION.

              Veeco and Acquisition, jointly and severally, hereby represent and warrant to the Company that, except as set forth in the Veeco SEC Documents, or in a specific subsection of the Veeco Disclosure Schedule:

              4.01 ORGANIZATION OF VEECO AND ACQUISITION. (a) Each of Veeco and Acquisition is a corporation duly organized, validly existing and in good standing (in jurisdictions which recognize such concept) under the Laws of its jurisdiction of incorporation, and is qualified or licensed as a foreign corporation to do business in each other jurisdiction where the failure to so qualify would have a Material Adverse Effect upon its business or operations. Each of Veeco and Acquisition has all requisite corporate power to own, operate and lease its assets and to carry on its business as now being conducted. Veeco has made available to the Company complete and correct copies of its Certificate of Incorporation and By-Laws and the Certificate of Incorporation and ByLaws of Acquisition, in each case as amended to the date hereof.

              (b) Each of Veeco and Acquisition has full corporate power and authority to execute, deliver and perform this Merger Agreement and, in the case of Acquisition, the Certificate of Merger, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Merger Agreement, the Certificate of Merger and all other documents and agreements to be delivered pursuant hereto and the consummation of the transactions contemplated hereby have been duly and validly authorized by the boards of directors of Veeco and Acquisition, and, except for the approval by the stockholders of Veeco of the issuance of the Veeco Shares pursuant to the Merger, no other corporate proceedings on the part of Veeco or Acquisition are necessary to authorize this Merger Agreement, the Certificate of Merger and any related documents or agreements or to consummate the transactions contemplated hereby. This Merger Agreement has been duly and validly executed and delivered by Veeco and Acquisition, and the Certificate of Merger, when executed at the Closing, will be duly and validly executed and delivered by Acquisition. This Merger Agreement, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding agreement of both Veeco and Acquisition, enforceable in accordance with its terms, and the Certificate of Merger, when executed by Veeco and Acquisition at the Closing, assuming the due authorization, execution and delivery by each other party hereto, will be legal, valid and binding agreements of Acquisition, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

              (c) Acquisition is a newly formed wholly-owned first tier Subsidiary of Veeco and has conducted and will conduct no business or activity or has incurred or will incur any liability or obligation, other than hereunder or in accordance with the Merger.

              4.02 CAPITALIZATION. (a) The authorized capital stock of Veeco consists of 25,000,000 Veeco Shares, of which 17,627,701 were issued and outstanding as of December 31, 1999, and 500,000 shares of preferred stock, none of which are outstanding. All of the outstanding Veeco Shares have been duly authorized and validly issued and are fully paid and nonassessable and were issued in conformity with applicable laws.

              (b) As of December 31, 1999, 2,119,155 Veeco Shares were issuable upon the exercise of options granted under the Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan and under the Amended and Restated Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors, and 5,182 Veeco Shares were issuable upon the exercise of options granted to shareholders of Wyko Corporation in the merger of a wholly-owned subsidiary of Veeco with and into Wyko Corporation in July 1997 (collectively, the "VEECO OPTIONS"). Except for the Veeco Options and except pursuant to the Veeco Instruments Inc. Employees Stock Purchase Plan, there are no outstanding Equity Securities, or other obligations to issue or grant any rights to acquire any Equity Securities, of Veeco, or any Contracts to restructure or recapitalize Veeco. There are no outstanding Contracts of Veeco to repurchase, redeem or otherwise acquire any Equity Securities of Veeco. All outstanding Equity Securities of Veeco have been duly authorized and validly issued in conformity with applicable laws.

              4.03 NON-CONTRAVENTION. (a) Except as set forth on SCHEDULE 4.03(A) to the Veeco Disclosure Schedule, the execution, delivery and performance by Veeco and Acquisition of this Merger Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Certificate of Incorporation or By-Laws or other organizational documents of Veeco or Acquisition, (ii) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in or provide the basis for the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Lien upon any property or assets of Veeco under, any material Contract to which Veeco or Acquisition is a party or by which any of their respective property or assets are bound, or to which any of the property or assets of Veeco or Acquisition is subject, except for Contracts wherein the other party thereto has consented to the consummation of this transaction, (iii) violate any Law applicable to Veeco or Acquisition or (iv) violate or result in the revocation or suspension of any material license, permit, certificate, consent or approval from a Governmental Authority that is necessary for the business and operations of Veeco or Acquisition.

              (b) No filing or registration with, or permit, authorization, consent or approval of, or notification or disclosure to, any Governmental Authority is required by Veeco or Acquisition in connection with the execution and delivery of this Merger Agreement or the consummation by Veeco or Acquisition of the Merger and the other transactions contemplated hereby, except
(i) in connection with the applicable requirements of the HSR Act, (ii) in connection with the provisions of the Securities Act and the rules and regulations promulgated thereunder, and the Exchange Act and the rules and regulations promulgated thereunder, (iii) the filing of appropriate merger documents as required by the DGCL, (iv) such consents, approvals, orders, permits, authorizations, registrations, or declarations and filings as may be required under the Blue Sky laws of various states.

              4.04 REPORTS. All documents required to be filed as exhibits to the Veeco SEC Documents have been so filed. All Veeco SEC Documents were filed as and when required by the Exchange Act or the Securities Act, as applicable. The Veeco SEC Documents include all statements, reports and documents required to be filed by Veeco pursuant to the Exchange Act and the Securities Act. As of their respective filing dates, the Veeco SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and, as of their respective filing dates, none of the Veeco SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Veeco SEC Document. None of Veeco's subsidiaries is required to file any statements, reports or documents with the SEC. The financial statements of Veeco and its subsidiaries, including the notes thereto, included in the Veeco SEC Documents (the "VEECO FINANCIAL STATEMENTS"), complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10- Q of the SEC). The Veeco Financial Statements fairly present the consolidated financial condition, operating results and cash flows of Veeco and its subsidiaries at the dates and during the periods indicated therein in accordance with GAAP consistently applied (subject, in the case of unaudited statements, to normal, recurring year-end adjustments and additional footnote disclosures). There has been no material change in Veeco's accounting policies except as described in the notes to the Veeco Financial Statements. At all times since January 1, 1999 Veeco has
(i) filed as and when due all documents required to be filed with NASDAQ, and
(ii) otherwise timely performed all of Veeco's obligations pursuant to the rules and regulations of NASDAQ.

              4.05 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Veeco SEC Documents, since September 30, 1999 (the "VEECO BALANCE SHEET DATE"), Veeco and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect to Veeco;
(ii) any acquisition, sale or transfer of any material asset of Veeco or any of its subsidiaries other than in the ordinary course of business and consistent with past practice; (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Veeco or any revaluation by Veeco of any of its assets; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of Veeco, or any direct or indirect redemption, purchase or other acquisition by Veeco of any of its shares of capital stock; (v) any material contract entered into by Veeco or any of its subsidiaries, other than in the ordinary course of business, or any material amendment or termination of, or default under, any material contract to which Veeco or any of its subsidiaries is a party or by which it or any of them is bound; (vi) any action or failure to act that could reasonably be expected to cause the Merger to fail to qualify as a reorganization as described in Section 368(a) of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company on the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share); or (vii) any agreement by Veeco or any of its subsidiaries to do any of the things described in the preceding clauses (i) through (vi) (other than negotiations with the Company and its representatives regarding the transactions contemplated by this Merger Agreement).

              4.06 NO UNDISCLOSED LIABILITIES. Neither Veeco nor any of its subsidiaries has any obligations or liabilities of any nature (matured or unmatured, fixed or contingent) which are material to Veeco and its subsidiaries, taken as a whole, other than those (i) set forth or adequately provided for in the Balance Sheet of Veeco and its subsidiaries included in Veeco's Quarterly Report on Form 10-Q for the period ended September 30, 1999 (the "VEECO BALANCE SHEET"), (ii) not required to be set forth on the Veeco Balance Sheet under GAAP, (iii) incurred in the ordinary course of business since the Veeco Balance Sheet Date and consistent with past practice or (iv) which individually, or in the aggregate would not have a Material Adverse Effect on Veeco.

              4.07 LITIGATION. Except as disclosed in the Veeco SEC Documents,
(i) there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Veeco or any of its Subsidiaries, Threatened against Veeco or any of its Subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Veeco, and (ii) there is no judgment, decree or order against Veeco or any of its Subsidiaries or, to the knowledge of Veeco or any of its Subsidiaries, any of their respective directors or officers (in their capacities as such) that could prevent, enjoin, alter or materially delay any of the transactions contemplated by this Merger Agreement, or that could reasonably be expected to have a Material Adverse Effect on Veeco.

              4.08 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no material agreement, judg ment, injunction, order or decree binding upon Veeco or any of its Subsidiaries which has or reasonably could be expected to have the effect of prohibiting or materially impairing any current or future business practice of Veeco or any of its Subsidiaries, any acquisition of property by Veeco or any of its Subsidiaries or the conduct of business by Veeco or any of its Subsidiaries as currently conducted or as proposed to be conducted by Veeco or any of its Subsidiaries.

              4.09 GOVERNMENTAL AUTHORIZATION. Veeco and each of its Subsidiaries have obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Authority that is required for the operation of Veeco's or any of its Subsidiaries' business or the holding of any interest in its properties (collectively, the "VEECO AUTHORIZATIONS"), and all of such Veeco Authorizations are in full force and effect, except where the failure to obtain or have any of such Veeco Authorizations could not reasonably be expected to have a Material Adverse Effect on Veeco.

              4.10 TAXES. Veeco and each of its Subsidiaries have filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by Veeco and/or any of its

Subsidiaries, either separately or as part of an affiliated group of corporations, pursuant to the Laws of any Governmental Authority with taxing power over Veeco and/or any of its Subsidiaries or their assets and business. All Tax Returns filed by Veeco or any of its Subsidiaries are true, correct and complete. Veeco and each of its Subsidiaries have paid all Taxes that have become due by it any pursuant to those Tax Returns, or otherwise, or pursuant to any assessment received by Veeco and/or any Subsidiary thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided on the Veeco Balance Sheet. All Taxes that Veeco or any of its Subsidiaries is, or was, required by Law to withhold and collect have been duly withheld and collected and, to the extent required, have been paid to the appropriate Governmental Authority. There is no agreement, plan, arrangement or other contract covering any employee or independent contractor of Veeco or any of its Subsidiaries that could give rise to the payment of any amount that could not be deductible by Veeco or such Subsidiary pursuant to Section 280G or
Section 162(m) of the Code. The charges, accruals and reserves with respect to Taxes on the Veeco Balance Sheet with respect to Veeco and each of its Subsidiaries (excluding any provision for deferred income taxes established to reflect timing differences between book and tax income) for all tax periods (or portions thereof) ending on or before the Closing Date (including any period for which no Tax Return has yet been filed) are adequate for GAAP purposes.

              4.11 POOLING OF INTERESTS; REORGANIZATION. Neither Veeco nor any of its Subsidiaries nor, to the knowledge of Veeco, any of their respective directors, officers or stockholders has taken or failed to take any action which
(i) would interfere with Veeco's ability to account for the Merger as a "pooling of interests", or (ii) could reasonably be expected to cause the Merger to fail to qualify as a reorganization as described in Section 368(a) of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company on the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share).

              4.12 BROKERS AND FINDERS. Except for Banc of America Securities LLC ("VEECO'S BROKER") or as previously disclosed to the Company, no broker, finder, agent or similar intermediary has acted on Veeco's or Acquisition's behalf in connection with this Merger Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any Contract with Veeco or Acquisition or any action taken by Veeco or Acquisition. Veeco shall pay all fees and disbursements of Veeco's Broker.

              4.13 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and war ranties of Veeco and Acquisition set forth in this Merger Agreement and in any agreement, certificate or other document required to be delivered or given to the Company by Veeco or Acquisition pursuant to this Merger Agreement will be true and correct at the Closing Date with the same force and effect as if made on that date.

              4.14 BOARD RECOMMENDATION. The Board of Directors of Veeco has, by a unanimous vote at a meeting of such Board of Directors duly held on February 28, 2000, approved and adopted this Merger Agreement, the Merger and the other transactions contemplated hereby, and prior to the date hereof has resolved to recommend that the holders of Veeco Shares approve and adopt this Merger Agreement, the Merger and the other transactions contemplated hereby.

              4.15 FAIRNESS OPINION. Veeco has received the opinion of Banc of America Securities LLC to the effect that on the date of delivery thereof, the Merger Consideration was fair from a financial point of view to Veeco.

              4.16 COMPLIANCE WITH LAWS. Each of Veeco and its Subsidiaries has complied with, are not in violation of, and have not received any notices of violation with respect to, any federal, state, local or foreign statute, Law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as could not be reasonably expected to have a Material Adverse Effect on Veeco.

              4.17 ENVIRONMENTAL MATTERS. (a) Veeco and its Subsidiaries' ownership and operation of their business is and has been in material compliance with all Environmental Laws. Veeco and its Subsidiaries have obtained all approvals necessary or required under all applicable Environmental Laws for the ownership and operation of their business, all such approvals are in effect, they have not received written notice of any action to revoke or modify any of such approvals, and, to Veeco's knowledge the ownership and operation of their business is and has been in material compliance with all terms and conditions thereof. Veeco and its Subsidiaries have not received notice of any pending or Threatened claim or investigation by any Governmental Authority or any other Person concerning potential liability of any of Veeco and its Subsidiaries under Environmental Laws in connection with the ownership or operation of its business. To Veeco's knowledge, there has not been a Release of any Hazardous Substance by Veeco or its Subsidiaries, nor by any other Person at, upon, in, from or under any premises now or previously owned or occupied by Veeco or its Subsidiaries or upon which any of their assets are or were located at any time during Veeco or its Subsidiaries' ownership and/or occupancy thereof. No real properties of Veeco or any Subsidiary (whether owned or leased) is currently, and, to Veeco's knowledge, no such real property has been, used as a treatment, storage or disposal facility for Hazardous Substances; and no Hazardous Substances are present on any such real property, except in such quantities as are handled in material compliance with all applicable manufacturer's instructions and in material compliance with all applicable Environmental Laws and as are used in the operation of the business.

              (b) Veeco has (i) provided or made available to the Company all test results, records, notices, disclosures and reports in Veeco or its Subsidiaries' possession with respect to real property of Veeco or any Subsidiary (whether owned or leased) and any real property previously owned or occupied by Veeco or its Subsidiaries, including all correspondence with any Governmental Authority concerning health, safety and/or environmental issues or concerns and (ii) made all disclosures, including notice of a Release or Threatened Release of a Hazardous Substance, required of Veeco or its Subsidiaries under any Environmental Law.

              (c) Neither Veeco nor any Subsidiary thereof has received notice, or otherwise obtained knowledge, of the existence of any circumstances or conditions that have a reasonable likelihood of resulting in any damages for which it could be liable arising pursuant to any Environmental Law.

              (d) To Veeco's knowledge, neither Veeco nor any Subsidiary thereof has material liability with respect to any Hazardous Substance which it has transported or arranged for the transportation of to premises not owned or operated by Veeco or any such Subsidiary.

              4.18 INTELLECTUAL PROPERTY RIGHTS. (a) Veeco or a Subsidiary thereof owns or has the right to make, have made, use, sell and license all new and useful inventions, discoveries and all letters patent (including, but not limited to, all reissues, extensions, renewals, divisions and continuations thereof and thereto (including continuations-in-part)) and all applications therefor; Use, sell and license all copyrights, mask works, trademarks and service marks and all registrations and applications for registration thereof; Use, sell and license all trade secrets, know-how, inventory, algorithms, methods, processes, protocols, methodologies, computer software (including, but not limited to, source code in object code and source code form), design, functional, technical and other specifications (for computer software and other properties) and all other tangible and intangible proprietary materials and information required for the conduct of the business of Veeco and its Subsidiaries ("VEECO INTELLECTUAL PROPERTY").

              (b) To the knowledge of Veeco (i) all authorship in the computer software, documentation, software design, technical and functional software specifications created by Veeco or any Subsidiary thereof and Used in products or services created by Veeco or any such Subsidiary is original or has not been unlawfully copied or misappropriated and (ii) all computer software and related documentation manuals contained or Used in products of (including documentation and product and user manuals) or services to customers provided by Veeco or any Subsidiary are owned by or licensed to Veeco or such Subsidiary, and such licenses provide Veeco or such Subsidiary with the right to sublicense or otherwise authorize Use of the licensed subject matter to their customers and authorized third party users.

              (c) (i) Except for third parties which have rights pursuant to license agreements and similar agreements relating to the Veeco Intellectual Property, and except for rights granted to the customers of Veeco or any Subsidiary thereof, Veeco or a Subsidiary thereof has the sole and exclusive right to Use, sell and license each of the copyrights owned by Veeco or any Subsidiary thereof and to make, Use, sell and license each of the letters patent owned by Veeco or a Subsidiary and each of the U.S. federal trademark and service mark registrations owned by Veeco or a Subsidiary thereof (the foregoing collectively referred to as "VEECO-OWNED IP REGISTRATIONS") and (ii) Veeco has no knowledge that any of the Veeco-Owned IP Registrations are invalid, unenforceable or not subsisting. With the exception of copyright rights, and with the exception of Veeco-Owned IP Registrations no longer used by Veeco or any Subsidiary thereof, all material Veeco-Owned IP Registrations have been and currently remain duly registered with or issued by the appropriate governmental agency of the United States or of foreign countries, and all required maintenance and annuity fees have been paid in full to, and all declarations required pursuant to 15 U.S.C. Sections 1058 and 1065 (and foreign counterparts to the same) have been accepted by, or timely submitted to, the proper Governmental Authority.

              (d) Each item of Veeco Intellectual Property owned by Veeco or a Subsidiary thereof (the "VEECO-OWNED IP") (i) is free and clear of any attachments, liens, security interests, UCC filings or any other encumbrances;
(ii) is not subject to any outstanding judicial order, decree, judgment or stipulation or to any agreement restricting the scope of Veeco's or such Subsidiary's Use thereof; and (iii) together with each item of Veeco Intellectual Property which Veeco or such Subsidiary has a right to Use or practice pursuant to one or more license or similar agreements, is not subject to any suits, actions, claims or demands of any third party and no action or proceeding, whether judicial, administrative or otherwise, has been instituted, is pending or, to Veeco's knowledge, Threatened, which challenges or affects the rights of Veeco or such Subsidiary in the same.

              (e) (i) Except as set forth in SCHEDULE 4.18(C)(I) of the Veeco Disclosure Schedule, neither Veeco nor any Subsidiary thereof has received any claim or any cease and desist or equivalent letter regarding, or any other notice of any allegation to the effect that any of their products, software, apparatus, methods or services which Veeco or such Subsidiary makes, Uses, sells, offers or provides infringes upon, misappropriates or otherwise violates the intellectual property of any third party; (ii) Veeco has no knowledge of any unauthorized Use by, unauthorized disclosure to or by or infringement, misappropriation or other violation of any of Veeco's Intellectual Property by any current or former officer, employee, independent contractor, consultant or any other agent of Veeco or any Subsidiary thereof (a "VEECO AGENT" or the "VEECO AGENTS") or by any third party, other than such third party disclosures, infringements, misappropriations and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Veeco; (iii) neither Veeco nor any Subsidiary thereof has entered into any agreement to indemnify any third party against any claim of infringement, misappropriation or other violation of Veeco Intellectual Property rights other than indemnification provisions contained in purchase orders, customer agreements, license or similar agreements or software licenses arising in the ordinary course of business; and (iv) since its formation, none of Veeco or any Subsidiary thereof has been charged in any suit, action or proceeding with, or has charged others with, unfair competition, infringement, misappropriation, wrongful use of or any other violation or improper or illegal activity with respect to or affecting Veeco Intellectual Property or with claims contesting the validity, ownership or right to make, Use, sell, license or dispose of Veeco Intellectual Property.

              (f) To the knowledge of Veeco, (a) all computer software created by employees of Veeco or a Subsidiary thereof within the scope of their employment thereby and used in the products or services of Veeco or a Subsidiary thereof and all original copyrightable authorship therein is owned by Veeco or a Subsidiary thereof; (b) all rights in all inventions and discoveries made, developed or conceived by Veeco Agents during the course of their employment (or other retention) by Veeco or a Subsidiary thereof and material to the business of Veeco or a Subsidiary thereof or made, written, developed or conceived with the use or assistance of Veeco's or a Veeco Subsidiary's facilities or resources and which are the subject of one or more issued letters patent or applications for letters patent have been assigned in writing to Veeco or a Subsidiary thereof; (c) the policy of Veeco or a Subsidiary thereof requires each employee of Veeco or a Subsidiary thereof to sign documents confirming that he or she assign to Veeco or a Subsidiary thereof all Veeco

Intellectual Property rights made, written, developed or conceived by him or her during the course of his or her employment (or other retention) by Veeco or a Subsidiary thereof and relating to the business of Veeco or a Subsidiary thereof or made, written, developed or conceived with the use or assistance of Veeco's or a Subsidiary's facilities or resources to the extent that ownership of any such Veeco Intellectual Property rights does not vest in Veeco or a Subsidiary thereof by operation of Law, and (d) all Veeco Intellectual Property rights made, written, developed or conceived by each Veeco Agent during the course of his or her retention by Veeco or a Subsidiary thereof and material to the business of Veeco or a Subsidiary thereof have been assigned or licensed to Veeco or such Subsidiary thereof.

              (g) Veeco believes that Veeco and its Subsidiaries have taken all reasonable and practicable steps to protect and preserve the confidentiality of all Veeco Intellectual Property (including, without limitation, trade secrets and source codes, but excluding letters patent, inventory, copyrights, mask works, trademarks and service marks and registrations and applications for registration thereof) ("VEECO CONFIDENTIAL IP INFORMATION"). Veeco believes that all Use by Veeco and its Subsidiaries of Veeco Confidential IP Information not owned by Veeco and its Subsidiaries has been and is pursuant to the terms of a written agreement between Veeco or a Subsidiary thereof and the owner of such Confidential Information, or is otherwise lawful.

V.                COVENANTS.

              5.01 ACCESS. Between the date hereof and the Closing Date, the Company shall, and shall cause each of the other Acquired Corporations to, provide Veeco, Acquisition and each of their authorized Representatives with reasonable access to the properties, books, records, Tax Returns, Contracts, information, documents and personnel of the Acquired Corporations as they relate to the Acquired Corporations' business as Veeco or Acquisition may reasonably request for the purpose of making such investigation of the business, properties, financial condition and results of operations of the Acquired Corporations' business as Veeco or Acquisition may deem appropriate or necessary. Between the date hereof and the Closing Date, Veeco shall, and shall cause its Subsidiaries to, provide the Company and each of its authorized Representatives with reasonable access to the properties, books, records, Tax Returns, Contracts, information, documents and personnel of Veeco and its Subsidiaries as they relate to Veeco's and its Subsidiaries' businesses as the Company may reasonably request for the purpose of making such investigation of the business, properties, financial condition and results of operations of Veeco's and its Subsidiaries' businesses as the Company may deem appropriate or necessary. Notwithstanding anything to the contrary herein, if any party is prohibited from disclosing confidential information to another party by Law or by preexisting confidentiality obligations, then such party shall inform the other party of such prohibition and the parties shall work together to resolve any related due diligence matters without violating such Laws or confidentiality obligations, including using reasonable best efforts to obtain third party consents to such disclosure, if appropriate.

              5.02 CONDUCT OF THE BUSINESS OF THE PARTIES PENDING THE CLOSING DATE. (a) Except as otherwise expressly permitted by this Merger Agreement, between the date hereof and the Closing Date, the Company shall not, and shall cause the other Acquired Corporations not to, without the prior consent of Veeco, take any affirmative action, or fail to take any reasonable action within their control, as a result of which any of the changes or events listed in Section 3.11 of this Merger Agreement is reasonably likely to occur.

              (b) Except as otherwise expressly permitted by this Merger Agreement, between the date hereof and the Closing Date, Veeco and Acquisition shall not, without the prior consent of the Company take any affirmative action, or fail to take any reasonable action within their control, as a result of which any of the changes or events listed in Section 4.05 of this Merger Agreement is reasonably likely to occur.

              5.03 CONDUCT OF BUSINESS OF THE COMPANY AND VEECO. During the period from the date of this Merger Agreement and continuing until the earlier of the termination of this Merger Agreement and the Effective Time, each of the Company and Veeco agrees (except to the extent expressly contemplated by this Merger Agreement or as consented to in writing by the other) to, and to cause their respective Subsidiaries to, carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay debts and Taxes when due (subject (i) to good faith disputes over such debts or Taxes and (ii) in the case of Taxes of the Acquired Corporations, to Veeco's consent (which consent will not be unreasonably withheld or delayed) to the filing of material Tax Returns if applicable), to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organization, use its best efforts consistent with past practice to keep available the services of its present officers and key employees and agents and use its best efforts consistent with past practice to preserve its relationships and good will with customers, suppliers, distributors, licensors, licensees, landlords, creditors, employees, agents and others having business dealings with it, to the end that its goodwill and ongoing businesses shall be unimpaired at the Effective Time. The Company shall confer with Veeco concerning operational matters of the Acquired Corporations of a material nature and otherwise report periodically to Veeco concerning the status of the Acquired Corporations' business, operations and finances. Without limiting the foregoing, except as expressly contemplated by this Merger Agreement, neither the Company nor Veeco shall do, cause or permit any of the following without the prior written consent of the other (which consent will not be unreasonably withheld or delayed):

                  (a) CHARTER DOCUMENTS. Cause or permit any amendments to its Certificate of Incorporation or Bylaws;

                  (b) DIVIDENDS; CHANGES IN CAPITAL STOCK. Declare or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with currently effective agreements providing for the repurchase of shares in connection with any termination of service to it or its Subsidiaries, or sell or otherwise issue any shares of its capital stock or securities exercisable or exchangeable for or convertible into shares of its capital stock, other than in accordance with or pursuant to existing option plans or upon the exercise or conversion of Company Options or Veeco Options (as applicable) outstanding as of the date of this Merger Agreement or other convertible or exchangeable securities outstanding as of the date of this Merger Agreement.

                  (c) POOLING; REORGANIZATION. Take or fail to take any action which (i) would interfere with Veeco's ability to account for the Merger as a "pooling of interests", or (ii) could reasonably be expected to cause the Merger to fail to qualify as a reorganization as described in Section 368(a) of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company on the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share); or

                  (d) OTHER. Take, or agree in writing or otherwise to take, any of the actions described in Sections 5.03(a) through (c) above, or any action which would make any of its representations or warranties contained in this Merger Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder in any material respect.

              5.04 CONSENTS. (a) The Company, Veeco and Acquisition shall cooperate and use their respective reasonable best efforts to obtain, prior to the Effective Time, all licenses, permits, Consents, approvals, authorizations, qualifications and orders of Governmental Authorities, parties to the Material Contracts and any other Persons as are necessary for consummation of the transactions contemplated by this Merger Agreement and for the Surviving Corporation to enjoy all rights under such Material Contracts after the consummation of the transactions contemplated by this Merger Agreement.

                  (b) The Company and Veeco shall use their respective reasonable best efforts to file, as soon as practicable after the date of this Merger Agreement, all notices, reports and other documents required to be filed with any Governmental Authority with respect to the Merger and the other transactions contemplated by this Merger Agreement, and to submit promptly any additional information requested by any such Governmental Authority. Without limiting the generality of the foregoing, the Company and Veeco shall, promptly after the date of this Merger Agreement, prepare and file the notifications required under the HSR Act (within fifteen days following the date of this Merger Agreement) and any applicable foreign antitrust Laws or regulations in connection with the Merger. The Company and Veeco shall respond as promptly as practicable to (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentation and (ii) any inquiries or requests received from any state attorney general, foreign antitrust authority or other Governmental Authority in connection with antitrust or related matters. Each of the Company and Veeco shall (1) give the other party prompt notice of the commencement or threat of commencement of any Legal Proceeding by or before any Governmental Authority with respect to the Merger or any of the other transactions contemplated by this Merger Agreement, (2) keep the other party informed as to the status of any such Legal Proceeding or threat, and (3) promptly inform the other party of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Authority regarding the Merger. Except as may be prohibited by any Governmental

Authority or by any Law, the Company and Veeco will consult and cooperate with one another, and will consider in good faith the views of one another, in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any Legal Proceeding under or relating to the HSR Act or any other foreign, federal or state antitrust or fair trade Law. In addition, except as may be prohibited by any Governmental Authority or by any Law, in connection with any Legal Proceeding under or relating to the HSR Act or any other foreign, federal or state antitrust or fair trade Law or any other similar Legal Proceeding, each of the Company and Veeco will permit authorized Representatives of the other party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with any such Legal Proceeding. At the request of Veeco, the Company shall agree to divest, sell, dispose of, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to its or its Subsidiaries' ability to retain, any of the businesses, product lines or assets of the Company or any of its Subsidiaries, provided that any such action is conditioned upon the consummation of the Merger and such action, when taken together with any similar action by Veeco, would not have a Material Adverse Effect on Veeco at and after the Effective Time. If requested by any Governmental Authority, Veeco shall agree to divest, sell, dispose of, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to its or its Subsidiaries' ability to retain, any of the businesses, product lines or assets of Veeco or any of its Subsidiaries, provided, that (i) any such action is conditioned upon the consummation of the Merger, (ii) in Veeco's reasonable judgment, absent the taking of such action a required Consent or approval of such Governmental Authority to the consummation of the Merger will not be obtained and (iii) in the reasonable judgment of Veeco, such action will not materially affect the business or operations of Veeco.

              5.05 STOCK OPTIONS. (a) At the Effective Time, all rights with respect to Company Common Stock under Company Options then outstanding shall be converted into and become rights with respect to Veeco Shares, and Veeco shall assume each such Company Option in accordance with the terms (as in effect as of the date of this Merger Agreement) of the stock option plan or other arrangement under which it was issued and the terms of the stock option agreement by which it is evidenced. From and after the Effective Time, (i) each Company Option assumed by Veeco may be exercised by the holder thereof solely for Veeco Shares,
(ii) the number of Veeco Shares subject to each such Company Option shall be equal to the product of (A) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, rounding to the nearest whole share, (iii) the per share exercise price under each such Company Option shall be adjusted by dividing (x) the per share exercise price under such Company Option by (y) the Exchange Ratio and rounding to the nearest cent and (iv) any restriction on the exercise or transfer of any such Company Option shall continue in full force and effect in accordance with its terms and the term, exercisability, vesting schedule and other provisions of or relating to such Company Option shall otherwise remain unchanged; PROVIDED, HOWEVER, that each Company Option assumed by Veeco in accordance with this Section 5.05(a) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction subsequent to the Effective Time. Veeco shall file with the SEC, no later than the date on which the

Merger becomes effective, a registration statement on Form S-8 relating to the Veeco Shares issuable with respect to the Company Options assumed by Veeco in accordance with this Section 5.05(a).

                  (b) Prior to the Effective Time, the Company shall take all action that may be necessary (under the plans pursuant to which Company Options are outstanding and otherwise) to effectuate the provisions of this Section 5.05 and to ensure that, from and after the Effective Time, holders of Company Options have no rights with respect thereto other than those specifically provided in this Section 5.05.

              5.06 EMPLOYEE BENEFITS. Veeco agrees that all employees of the Company and its Subsidiaries who continue employment with Veeco, the Surviving Corporation or any Subsidiary of the Surviving Corporation after the Effective Time ("CONTINUING EMPLOYEES") shall be eligible to continue to participate in the Surviving Corporation's health, vacation and other non-equity based employee benefit plans; PROVIDED, HOWEVER, that (a) subject to the terms of any applicable Collective Bargaining Agreement, nothing in this Section 5.06 or elsewhere in this Merger Agreement shall limit the right of Veeco or the Surviving Corporation to amend or terminate any such health, vacation or other employee benefit plan at any time after the Effective Time, and (b) if Veeco or the Surviving Corporation terminates any such health, vacation or other employee benefit plan, then, subject to any necessary transition period, the affected Continuing Employees shall be eligible to participate in Veeco's health, vacation and other non-equity based employee benefit plans, to substantially the same extent as employees of Veeco in similar positions and at similar grade levels. Nothing in this Section 5.06 or elsewhere in this Merger Agreement shall be construed to create a right in any employee to employment with Veeco, the Surviving Corporation or any other Subsidiary of Veeco and, subject to any other binding agreement between an employee and Veeco, the Surviving Corporation or any other Subsidiary of Veeco, the employment of each Continuing Employee shall be "at will" employment.

              5.07 INDEMNIFICATION OF OFFICERS AND DIRECTORS. (a) All rights to indemnification existing in favor of those Persons who are directors and officers of the Company as of the date of this Merger Agreement (the "INDEMNIFIED PERSONS") for acts and omissions occurring prior to the Effective Time, as provided in the Company's By-Laws (as in effect as of the date of this Merger Agreement), shall survive the Merger and shall be observed by the Surviving Corporation to the fullest extent permitted by Delaware law for a period of six years from the Effective Time.

                  (b) From the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation shall maintain in effect, for the benefit of the Indemnified Persons, with respect to acts or omissions occurring prior to the Effective Time, the existing policy of directors' and officers' liability insurance maintained by the Company as of the date of this Merger Agreement in the form disclosed by the Company to Veeco prior to the date of this Merger Agreement (the "EXISTING POLICY"); PROVIDED, HOWEVER, that (i) the Surviving Corporation may in its sole discretion determine to substitute for the Existing Policy a policy or policies of comparable coverage, and (ii) the Surviving Corporation shall not be required to pay annual premiums for the Existing Policy (or for any such substitute policies) in excess of 150% of the premium payable by the Company therefor as of the date of this Merger Agreement, in the aggregate. In the event any future annual premiums for the Existing Policy (or any such substitute policies) exceeds 150% of the premium payable by the Company therefor as of the date of this Merger Agreement, in the aggregate, the Surviving Corporation shall be entitled to reduce the amount of coverage of the Existing Policy (or any such substitute policies) to the amount of coverage that can be obtained for a premium equal to 150% of the premium payable by the Company therefor as of the date of this Merger Agreement.

              5.08 POOLING OF INTERESTS. Each of the Company and Veeco agrees, and agrees to cause their respective Subsidiaries, (a) not to take any action after the date of this Merger Agreement that would adversely affect the ability of Veeco to account for the Merger as a "pooling of interests," and (b) to use all reasonable efforts to attempt to ensure that none of its Affiliates take any action that could adversely affect the ability of Veeco to account for the Merger as a "pooling of interests." The Company agrees to provide to PricewaterhouseCoopers LLP, independent public accountants to the Company, such letters as shall be reasonably requested by PricewaterhouseCoopers LLP in connection with the letters referred to in Section 6.03 hereof. Veeco agrees to provide to Ernst & Young LLP, independent public accountants to Veeco, such letters as shall be reasonably requested by Ernst & Young LLP, in connection with the letters referred to in Section 6.03 hereof.

              5.09 ENVIRONMENTAL TRANSFER LAWS. The Company shall comply in a timely fashion with the material requirements of all Environmental Laws applicable to the transfer of the business of the Acquired Corporations and any licenses associated with the operation of the business of the Acquired Corporations. The Company shall complete all necessary disclosure statements required by Environmental Laws applicable to the transfer of the business of the Acquired Corporations and provide the statements to Veeco prior to Closing, all in proper form for appropriate recordation and filing.

              5.10 TAX MATTERS. (a) Between the date hereof and the Closing Date, the Company shall file or cause to be filed on a timely basis all Tax Returns that are required to be filed by it or by any of the other Acquired Corporations, either separately or as part of an affiliated group of corporations, pursuant to the Laws of each Governmental Authority with taxing power over it or any of the other Acquired Corporations or any of the Acquired Corporations' assets and businesses. Each of such Tax Returns will be true, correct and complete in all material respects when filed. Neither the Company nor any Acquired Corporation shall make any election or file any amended Tax Return reflecting any position that could result in a material adverse Tax consequence to Veeco, Acquisition or the Company or any Acquired Corporation for any period beginning on or after the Effective Time. All transfer, documentary, gross receipts, sales, use and property gains Taxes, and liabilities similar in nature, imposed or payable on the sale or transfer of the Acquired Corporations' business pursuant to this Merger Agreement or the consummation of any of the transactions contemplated hereby shall be paid by the Company. The Company shall timely file all required transfer Tax Returns and/or notices of the transfer of the Acquired Corporations' business with the appropriate Governmental Authority. Veeco shall cooperate with the Company in connection with the matters contemplated by this Section 5.10(a), which cooperation shall include, without limitation, providing information and executing and delivering documents, in connection with the Company's or any of the Acquired Corporations' obligations under this Section 5.10(a).

                  (b) At or prior to the filing of the Form S-4 Registration Statement, the Company and Veeco shall execute and deliver to Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to Veeco, and to Dewey Ballantine LLP, counsel to the Company, tax representation letters in form and substance satisfactory to such counsel. Veeco, Acquisition and the Company shall each confirm to Kaye, Scholer, Fierman, Hays & Handler, LLP and to Dewey Ballantine LLP the accuracy and completeness as of the Effective Time of the tax representation letters delivered pursuant to the immediately preceding sentence. Following delivery of the tax representation letters contemplated pursuant to the first sentence of this Section 5.10(b), each of Veeco and the Company shall use its reasonable efforts to cause Kaye, Scholer, Fierman, Hays & Handler, LLP to deliver to Violin, and Dewey Ballantine LLP to deliver to the Company, a tax opinion to the effect that the Merger will qualify as a reorganization as described in Section 368(a) of the Code and such other matters as are appropriate for description, and inclusion as exhibits, in the S-4 Registration Statement and the Joint Proxy Statement, such opinions to be substantially similar in substance. In rendering such opinions, each of such counsel shall be entitled to rely on the tax representation letters referred to in this Section 5.10(b).

                  (c) None of Veeco, Acquisition or the Company (i) have knowledge of any action or failure to act, and/or (ii) will take or fail to take any action prior or subsequent to the Effective Time that could reasonably be expected to cause the Merger to fail to qualify as a reorganization as described in Section 368(a) of the Code with respect to which no gain or loss will be recognized by a stockholder of the Company on the conversion of Company Common Stock into Veeco Shares pursuant to the Merger (except with respect to any cash received in lieu of a fractional share).

              5.11 LETTERS OF THE PARTIES' ACCOUNTANTS. (a) The Company shall use all reasonable efforts to cause to be delivered to Veeco a letter of PricewaterhouseCoopers LLP, independent public accountant for the Company, dated no more than two business days before the date on which the Form S-4 Registration Statement becomes effective (and reasonably satisfactory in form and substance to Veeco), that is customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4 Registration Statement.

                  (b) Veeco shall use all reasonable efforts to cause to be delivered to the Company a letter of Ernst & Young LLP, independent public accountant for Veeco, dated no more than two business days before the date on which the Form S-4 Registration Statement becomes effective (and reasonably satisfactory in form and substance to the Company), that is customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4 Registration Statement.

              5.12 LISTING. Veeco shall use reasonable efforts to cause the Veeco Shares being issued in the Merger to be approved for listing (subject to notice of issuance) on the Nasdaq National Market.

              5.13 BOARD OF DIRECTORS; WHITMAN EMPLOYMENT AGREEMENT. (a) Prior to the Effective Time, Veeco shall appoint, as of the Effective Time, Christine Whitman and Doug Kingsley (or, in lieu of Mr. Kingsley, an individual designated by the Company and mutually acceptable to Veeco and the Company), to become directors of Veeco, and to cause Christine Whitman to be appointed the President of Veeco, reporting to the Chairman and Chief Executive Officer of Veeco pursuant to an Employment Agreement, dated the Closing Date, in the form attached as EXHIBIT D hereto (the "WHITMAN EMPLOYMENT AGREEMENT"), which shall be executed and delivered by Veeco at or prior to the Effective Time.

                  (b) Between the date hereof and the Effective Time, Veeco and Acquisition shall take such actions as may be reasonably necessary to cause the officers of Acquisition immediately prior to the Effective Time to be the persons (holding the positions) set forth on SCHEDULE F hereto.

              5.14 NOTICE OF BREACH; DISCLOSURE. Each party shall promptly notify the other of (i) any event, condition or circumstance of which such party becomes aware after the date hereof and prior to the Closing Date that would constitute a violation or breach of this Merger Agreement (or a breach of any representation or warranty contained herein) or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in Article VI, VII or VIII hereof, as the case may be or (ii) any event, occurrence, transaction, or other item of which such party becomes aware which would have been required to have been disclosed on any Schedule or statement delivered hereunder had such event, occurrence, transaction or item existed as of the date hereof. The disclosure of any matter as provided in this Section shall not affect the right of any party to terminate this Merger Agreement under Section 9.01(g) or 9.01(h) on the basis thereof.

              5.15 PAYMENT OF INDEBTEDNESS BY AFFILIATES. The Company shall cause all indebtedness owed to any Acquired Corporation by any Company Affiliate to be paid in full prior to Closing, other than advances of, or reimbursements for, expenses incurred or anticipated to be incurred by officers, directors and employees of the Acquired Corporations in the ordinary course of business and in compliance with the relevant Acquired Corporation's policy, if any, relating thereto.

              5.16 NO SOLICITATION -- COMPANY. (a) The Company shall not directly or indirectly, and shall not authorize or permit any of the other Acquired Corporations or any Representative of any of the Acquired Corporations directly or indirectly, to, (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Company Acquisition Proposal or take any action that could reasonably be expected to lead to a Company Acquisition Proposal, (ii) furnish any information regarding any of the Acquired Corporations to any Person in connection with or in response to a Company Acquisition Proposal or an inquiry or indication of interest that could lead to a Company Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Company Acquisition Proposal,
(iv) approve, endorse or recommend any Company Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Company Acquisition

Transaction; PROVIDED, HOWEVER, that prior to the adoption of this Merger Agreement by the Required Company Stockholder Vote, this Section 5.16(a) shall not prohibit the Company from engaging in discussions and taking such other actions as may be reasonably required for the purpose of becoming informed with respect to a BONA FIDE unsolicited written Company Acquisition Proposal that is submitted to the Company (and not withdrawn) if the Board of Directors of the Company reasonably determines in good faith after due consideration that such Company Acquisition Proposal would reasonably be likely to result in a Superior Company Proposal and (1) neither the Company nor any Representative of any of the Acquired Corporations shall have violated any of the restrictions set forth in this Section 5.16, (2) the Board of Directors of the Company concludes in good faith that such action is required in order for the Board of Directors of the Company to comply with its fiduciary obligations to the Company's stockholders under applicable Law, after having taken into account, among other relevant considerations, the written advice of its outside legal counsel, and
(3) prior to any such discussion or other action the Company receives from such Person an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of the Company and containing "standstill" provisions no less favorable to the Company than the "standstill" provisions contained in that certain Mutual Confidentiality Agreement, dated February 10, 2000, between the Company and Veeco. Without limiting the generality of the foregoing, the Company acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of any of the Acquired Corporations, whether or not such Representative is purporting to act on behalf of any of the Acquired Corporations, shall be deemed to constitute a breach of this Section 5.16 by the Company.

              (b) The Company shall promptly (and in no event later than 24 hours after receipt of any Company Acquisition Proposal, any inquiry or indication of interest that could lead to a Company Acquisition Proposal or any request for nonpublic information) advise Veeco orally and in writing of any Company Acquisition Proposal, any inquiry or indication of interest that could lead to a Company Acquisition Proposal or any request for nonpublic information relating to any of the Acquired Corporations (including the identity of the Person making or submitting such Company Acquisition Proposal, inquiry, indication of interest or request, and the terms thereof) that is made or submitted by any Person after the date of this Merger Agreement. The Company shall keep Veeco fully informed with respect to the status of any such Company Acquisition Proposal, inquiry, indication of interest or request and any modification or proposed modification thereto.

              (c) On the date hereof, the Company shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Company Acquisition Proposal or Company Acquisition Transaction.

              (d) The Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver of any provision of, any confidentiality, "standstill" or similar agreement to which any of the Acquired Corporations is a party, and will use its best efforts to enforce or cause to be enforced each such agreement at the request of Veeco. The Company also will promptly request each Person that has executed, within 12 months prior to the date of this Merger Agreement, a confidentiality agreement in connection with its consideration of a possible

Company Acquisition Transaction or equity investment, to return all confidential information heretofore furnished to such Person by or on behalf of any of the Acquired Corporations.

              5.17 NO SOLICITATION -- VEECO. (a) Veeco shall not directly or indirectly, and shall not authorize or permit any Subsidiary of Veeco or any Representative of Veeco or a Subsidiary thereof, directly or indirectly, to (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Veeco Acquisition Proposal or take any action that could reasonably be expected to lead to a Veeco Acquisition Proposal, (ii) furnish any information regarding Veeco to any Person in connection with or in response to a Veeco Acquisition Proposal or an inquiry or indication of interest that could lead to a Veeco Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Veeco Acquisition Proposal ,
(iv) approve, endorse or recommend any Veeco Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Veeco Acquisition Transaction; PROVIDED, HOWEVER, that prior to the adoption of this Merger Agreement by the Required Veeco Stockholder Vote, this Section 5.17(a) shall not prohibit Veeco from engaging in discussions and taking such other actions as may be reasonably required for the purpose of becoming informed with respect to a BONA FIDE unsolicited written Veeco Acquisition Proposal that is submitted to Veeco (and not withdrawn) if the Board of Directors of Veeco reasonably determines in good faith after due consideration that such Veeco Acquisition Proposal would reasonably be likely to result in a Superior Veeco Proposal and (1) neither Veeco nor any Subsidiary of Veeco or any Representative of Veeco or a Subsidiary of Veeco shall have violated any of the restrictions set forth in this Section 5.17, and (2) prior to any such discussion or other action Veeco receives from such Person an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of Veeco and containing "standstill" provisions no less favorable to Veeco than the "standstill" provisions contained in that certain Mutual Confidentiality Agreement, dated February 10, 2000, between the Company and Veeco. Without limiting the generality of the foregoing, Veeco acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of Veeco or a Subsidiary thereof, whether or not such Representative is purporting to act on behalf of any of Veeco or such Subsidiary thereof, shall be deemed to constitute a breach of this
Section 5.17 by Veeco.

                  (b) Veeco shall promptly (and in no event later than 24 hours after receipt of any Veeco Acquisition Proposal, any inquiry or indication of interest that could lead to a Veeco Acquisition Proposal or any request for nonpublic information) advise the Company orally and in writing of any Veeco Acquisition Proposal, any inquiry or indication of interest that could lead to a Veeco Acquisition Proposal or any request for nonpublic information relating to Veeco and its Subsidiaries (including the identity of the Person making or submitting such Veeco Acquisition Proposal, inquiry, indication of interest or request, and the terms thereof) that is made or submitted by any Person after the date of this Merger Agreement. Veeco shall keep the Company fully informed with respect to the status of any such Veeco Acquisition Proposal, inquiry, indication of interest or request and any modification or proposal modification thereto.

                  (c) On the date hereof, Veeco shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Veeco Acquisition Proposal or Veeco Acquisition Transaction.

                  (d) Veeco agrees not to release or permit the release of any Person from, or to waive or permit the waiver of any provision of, any confidentiality, "standstill" or similar agreement to which Veeco is a party, and will use its best efforts to enforce or cause to be enforced each such agreement at the request of the Company. Veeco also will promptly request each Person that has executed, within 12 months prior to the date of this Merger Agreement, a confidentiality agreement in connection with its consideration of a possible Veeco Acquisition Transaction or equity investment, to return all confidential information heretofore furnished to such Person by or on behalf of Veeco.

              5.18 BLUE SKY LAWS. Veeco shall take such steps as may be reasonably necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of Veeco Shares in connection with the Merger. The Company shall use its reasonable efforts to assist Veeco as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Veeco Shares in connection with the Merger.

              5.19 ADDITIONAL AGREEMENTS. Subject to Section 5.04(b), Veeco and the Company shall use all reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other transactions contemplated by this Merger Agreement, as promptly as practicable following the execution and delivery of this Agreement. Without limiting the generality of the foregoing, but subject to Section 5.04(b), each party to this Merger Agreement (i) shall make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Merger and the other transactions contemplated by this Merger Agreement, (ii) shall use all reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by this Merger Agreement, and (iii) shall use all reasonable efforts to lift any restraint, injunction or other legal bar to the Merger. The Company shall promptly deliver to Veeco a copy of each such filing made, each such notice given and each such Consent obtained by the Company following the date hereof.

              5.20 DISCLOSURE. Veeco and the Company shall consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or any of the other transactions contemplated by this Merger Agreement. Without limiting the generality of the foregoing, neither Veeco nor the Company shall, and neither Veeco nor the Company shall permit any of its Representatives to, make any disclosure regarding the Merger or any of the other transactions contemplated by this Merger Agreement unless (a) the other party shall have approved such disclosure or (b) such party shall have been advised in writing by its outside legal counsel that such disclosure is required by applicable Law.

              5.21 AFFILIATE AGREEMENTS. (a) The Company shall use all reasonable efforts to cause each Person identified in SCHEDULE C to this Merger Agreement and each other Person who is or becomes (or may be deemed to be) an Affiliate of the Company (each a "COMPANY AFFILIATE") to execute and deliver to Veeco, prior to the date of the mailing of the Joint Proxy Statement to the Company's stockholders, an Affiliate Agreement in the form of EXHIBIT D hereto (a "COMPANY AFFILIATE AGREEMENT"). To the fullest extent legally permissible, Veeco Shares and shares of Company Common Stock beneficially owned by each Affiliate of the Company who has not provided a signed Company Affiliate Agreement in accordance with this Section 5.21(a) shall not be transferable during any period prior to and after the Effective Time if, as a result of the transfer during any such period, taking into account the nature, extent and timing of the transfer and similar transfers by all other Affiliates of Veeco and the Company, the transfer may, in the reasonable judgment of the independent accountants to Veeco, prevent Veeco from accounting for the Merger as a "pooling of interests" in accordance with GAAP, Accounting Principles Board Opinion No. 16 and all published rules, regulations and policies of the SEC. To the fullest extent legally permissible, neither Veeco nor the Company shall register, or allow its transfer agent to register, on its books any transfer of any shares of Veeco Shares or Company Common Stock of any Company Affiliate who has not provided a signed Affiliate Agreement in accordance with this Section 5.21(a).

                  (b) Veeco shall use all reasonable efforts to cause each Person identified in SCHEDULE E to this Merger Agreement and each other Person who is or becomes (or may be deemed to be) an Affiliate of Veeco (each a "VEECO AFFILIATE") to execute and deliver to Veeco, prior to the date of the mailing of the Joint Proxy Statement to Veeco's stockholders, an Affiliate Agreement in the form of EXHIBIT E hereto (a "VEECO AFFILIATE AGREEMENT"). To the fullest extent legally permissible, Veeco Shares and shares of Company Common Stock beneficially owned by each Affiliate of Veeco who has not provided a signed Veeco Affiliate Agreement in accordance with this Section 5.21(b) shall not be transferable during any period prior to and after the Effective Time if, as a result of the transfer during any such period, taking into account the nature, extent and timing of the transfer and similar transfers by all other Affiliates of Veeco and the Company, the transfer may, in the reasonable judgment of the independent accountants to Veeco, prevent Veeco from accounting for the Merger as a "pooling of interests" in accordance with GAAP, Accounting Principles Board Opinion No. 16 and all published rules, regulations and policies of the SEC. To the fullest extent legally permissible, neither Veeco nor the Company shall register, or allow its transfer agent to register, on its books any transfer of any shares of Veeco Shares or Company Common Stock of any Veeco Affiliate who has not provided a signed Veeco Affiliate Agreement in accordance with this
Section 5.21(b).

              5.22 REGISTRATION STATEMENT; JOINT PROXY STATEMENT. As promptly as practicable after the date of this Merger Agreement, and in any event, within twenty-five days thereafter, Veeco and the Company shall prepare and cause to be filed with the SEC the Joint Proxy Statement and Veeco shall prepare and cause to be filed with the SEC the Form S-4 Registration Statement, in which the Joint Proxy Statement will be included as a prospectus. Each of Veeco and the Company shall use all reasonable efforts to cause the Form S-4 Registration Statement and the Joint Proxy Statement to comply with the rules and regulations promulgated by the SEC, to respond promptly to any comments of the SEC or its staff and to have the Form S-4 Registration Statement declared effective under the Securities Act as promptly as practicable after it is filed with the SEC. Veeco will use all reasonable efforts to cause the Joint Proxy Statement to be mailed to Veeco's stockholders, and the Company will use all reasonable efforts to cause the Joint Proxy Statement to be mailed to the Company's stockholders, as promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act. The Company and Veeco shall promptly furnish to one another all information concerning the Acquired Corporations and the Company's stockholders and Veeco and Veeco's stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.22. If any event relating to any of the Acquired Corporations occurs, or if the Company becomes aware of any information, that should be disclosed in an amendment or supplement to the Form S-4 Registration Statement or the Joint Proxy Statement, then the Company shall promptly inform Veeco thereof and shall cooperate with Veeco in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the stockholders of the Company. If any event relating to Veeco occurs, or if Veeco becomes aware of any information, that should be disclosed in an amendment or supplement to the Form S-4 Registration Statement or the Joint Proxy Statement, then Veeco shall promptly inform the Company thereof and shall cooperate with the Company in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the stockholders of Veeco.

              5.23 COMPANY STOCKHOLDERS' MEETING. (a) The Company shall take all action necessary under all applicable Laws to call, give notice of and hold a meeting of the holders of Company Common Stock to vote on a proposal to adopt this Merger Agreement (the "COMPANY STOCKHOLDERS' MEETING"). The Company Stockholders' Meeting shall be held (on a date selected by Veeco) as promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act. The Company shall ensure that all proxies solicited in connection with the Company Stockholders' Meeting are solicited in compliance with all applicable Laws.

                  (b) Subject to Section 5.23(c): (i) the Joint Proxy Statement shall include a statement to the effect that the Board of Directors of the Company unanimously recommends that the Company's stockholders vote to adopt this Merger Agreement at the Company Stockholders' Meeting (such unanimous recommendation of the Company's Board of Directors that the Company's stockholders vote to adopt this Merger Agreement being referred to as the "COMPANY BOARD RECOMMENDATION"); and (ii) the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Veeco, and no resolution by the Board of Directors of the Company or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Veeco shall be adopted or proposed.

                  (c) Notwithstanding anything to the contrary contained in
Section 5.23(b), at any time prior to the adoption of this Merger Agreement by the Required Company Stockholder Vote, the Company Board Recommendation may be withdrawn or modified in a manner adverse to Veeco if: (i) a proposal to acquire (by merger or otherwise) all of the outstanding shares of Company Common Stock is made to the Company and is not withdrawn; (ii) the Company provides Veeco with at least five business days' prior written notice of any meeting of the Company's Board of Directors at which such Board of Directors will consider and determine whether such offer is a Superior Proposal; (iii) the Company's Board of Directors determines in good faith that such offer constitutes a Superior Proposal (taking into account, among other relevant considerations, a written opinion of an independent financial advisor of nationally recognized reputation); (iv) the Company's Board of Directors determines in good faith, after having taken into account, among other relevant considerations, the written advice of the Company's outside legal counsel, that, in light of such Superior Proposal, the withdrawal or modification of the Company Board Recommendation is required in order for the Company's Board of Directors to comply with its fiduciary obligations to the Company's stockholders under applicable Law; and (v) neither the Company nor any of its Representatives shall have violated any of the restrictions set forth in Section 5.16.

                  (d) The Company's obligation to call, give notice of and hold the Company Stockholders' Meeting in accordance with Section 5.23(a) hereof shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Superior Proposal or other Acquisition Proposal, or by any withdrawal or modification of the Company Board Recommendation.

              5.24 VEECO STOCKHOLDERS' MEETING. (a) Veeco shall take all action necessary under all applicable Law to call, give notice of and hold a meeting of the holders of Veeco Shares to vote on the issuance of Veeco Shares in the Merger (the "VEECO STOCKHOLDERS' MEETING"). The Veeco Stockholders' Meeting will be held on the date of the Company Stockholders' Meeting or as promptly thereafter as is practicable. Veeco shall ensure that all proxies solicited in connection with the Veeco Stockholders' Meeting are solicited in compliance with all applicable Laws.

                  (b) Subject to Section 5.24(c), the Joint Proxy Statement shall include a statement to the effect that the Board of Directors of Veeco unanimously recommends that Veeco's stockholders vote to approve the issuance of Veeco Shares in the Merger (such unanimous recommendation of Veeco's Board of Directors that Veeco stockholders vote to approve the issuance of Veeco Shares in the Merger being referred to as the "VEECO BOARD RECOMMENDATION"). The Veeco Board Recommendation shall not be withdrawn or modified in a manner adverse to the Company, and no resolution by the Board of Directors of Veeco or any committee thereof to withdraw or modify the Veeco Board Recommendation in a manner adverse to the Company shall be adopted or proposed.

                  (c) Notwithstanding anything to the contrary contained in
Section 5.24(b), at any time prior to the adoption of this Merger Agreement by the Required Veeco Stockholder Vote, the Veeco Board Recommendation may be withdrawn or modified in a manner adverse to the Company if: (i) a proposal to acquire (by merger or otherwise) all of the outstanding Veeco Shares is made to Veeco and is not withdrawn; (ii) Veeco provides the Company with at least five business days' prior written notice of any meeting of Veeco's Board of Directors at which such Board of Directors will consider and determine whether such offer is a Superior Veeco Proposal; (iii) Veeco's Board of Directors determines in good faith that such offer constitutes a Superior Veeco Proposal (taking into account, among other relevant considerations, a written opinion of an independent financial advisor of nationally recognized reputation); and (iv) neither Veeco nor any of its Representatives shall have violated any of the restrictions set forth in Section 5.17.

                  (d) Veeco's obligation to call, give notice of and hold Veeco Stockholders' Meeting in accordance with Section 5.24(a) hereof shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Superior Veeco

Proposal or other Veeco Acquisition Proposal, or by any withdrawal or modification of the Veeco Board Recommendation.

VI.               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES .

              The obligations of the parties to enter into and complete the Closing are conditioned upon the satisfaction or waiver in writing by the parties, on or before the Closing Date, of the following conditions:

              6.01 EFFECTIVENESS OF REGISTRATION STATEMENT. The Form S-4 Registration Statement shall have become effective in accordance with the provisions of the Securities Act, and no stop order shall have been issued, and no proceeding for that purpose shall have been initiated or be Threatened, by the SEC with respect to the Form S-4 Registration Statement.

              6.02 STOCKHOLDER APPROVAL. This Merger Agreement shall have been duly adopted by the Required Company Stockholder Vote and the issuance of Veeco Shares in the Merger shall have been duly approved by the Required Veeco Shareholder Vote.

              6.03 POOLING LETTERS. The Company and Veeco shall have received


                  (a) a letter from PricewaterhouseCoopers, LLP dated as of the Closing Date and addressed to each of Veeco, the Company and Ernst & Young LLP, reasonably satisfactory in form and substance to Veeco and Ernst & Young LLP, to the effect that, after reasonable investigation, PricewaterhouseCoopers, LLP is not aware of any fact concerning the Company or any of the Company's stockholders or affiliates that could preclude Veeco from accounting for the Merger as a "pooling of interests" in accordance with GAAP, Accounting Principles Board Opinion No. 16 and all published rules, regulations and policies of the SEC; and

                  (b) a written opinion from Ernst & Young LLP, dated as of the Closing Date and addressed to Veeco, reasonably satisfactory in form and substance to Veeco and the Company, to the effect that the Merger can be accounted for as a "pooling of interests".

              6.04 LITIGATION. No suit, action or other Legal Proceeding by any domestic Governmental Authority, or injunction or final judgment shall be pending on the Closing Date before any court or Governmental Authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Merger Agreement or the consummation of the transactions contemplated hereby.

              6.05 HSR ACT. (a) The waiting period applicable to the consummation of the Merger under the HSR Act (as the same may be extended by the agreement of Veeco or the Company or otherwise) shall have expired or been terminated, and (b) any similar waiting period under any applicable foreign antitrust law or regulation to the consummation of the Merger shall have expired or been terminated, and any Consent required under any applicable foreign antitrust law or regulation shall have been obtained, except where the failure for such waiting period to have expired or been terminated or for such Consent to have been obtained would not be material to either Veeco or the Company.

              6.06 LISTING. The Veeco Shares to be issued in the Merger shall have been approved for listing (subject to notice of issuance) on the Nasdaq National Market.

VII.              CONDITIONS PRECEDENT TO VEECO'S AND ACQUISITION'S
                  OBLIGATIONS.

              The obligations of Veeco and Acquisition to enter into and complete the Closing are conditioned upon the satisfaction or waiver in writing by Veeco (on behalf of Veeco and Acquisition), on or before the Closing Date, of the following conditions:

              7.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Merger Agreement shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date, except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to such inaccuracies do not constitute, and would not reasonably be expected to have, a Material Adverse Effect on the Company; PROVIDED, HOWEVER that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Merger Agreement shall be disregarded.

              7.02 PERFORMANCE OF COVENANTS. The Company shall have performed and complied in all material respects with all of the agreements, covenants and conditions required by this Merger Agreement to be performed and complied with by it prior to or on the Closing Date.

              7.03 CONSENTS. All Consents required to be obtained in connection with the Merger and the other transactions contemplated by this Merger Agreement (including the Consents identified in SCHEDULE 7.03 to the Company Disclosure Schedule) shall have been obtained and shall be in full force and effect other than such Consents, the failure of which to be obtained would not result, individually or in the aggregate in a Material Adverse Effect on the Company or Veeco.

              7.04 AGREEMENTS AND DOCUMENTS. Veeco and Acquisition shall have received the following agreements and documents, each of which shall be in full force and effect:

                  (a) Company Affiliate Agreements executed by each Company
                      Affiliate;

                  (b) the Whitman Employment Agreement executed by Christine
                      Whitman;

                  (c) a legal opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to Veeco, dated as of the Closing Date and addressed to Veeco, confirming its opinion delivered pursuant to Section 5.10(b) (it being understood that in rendering such opinion, Kaye, Scholer, Fierman, Hays & Handler, LLP may rely upon tax representation letters, dated the Closing

Date, substantially identical to the tax representation letters referred to in
Section 5.10(b) modified to reflect changes in law, if any, and such other matters as Kaye, Scholer, Fierman, Hays & Handler, LLP and Dewey Ballantine LLP may reasonably request);

                  (d) a certificate, dated the Closing Date, executed on behalf of the Company by its Chief Executive Officer, confirming that the conditions set forth in Sections 7.01 and 7.02 hereof have been duly satisfied;

                  7.05 MATERIAL ADVERSE EFFECT. There shall not have been any Material Adverse Effect with respect to the Company from the date hereof to the Closing Date, nor shall there exist any condition which could reasonably be expected to result in such a Material Adverse Effect.

                  7.06 REGISTRATION RIGHTS AGREEMENT. The Company shall have informed each party to the Registration Rights Agreement, by delivery thereto of a writing in form and substance reasonably satisfactory to Veeco, that the Company believes that, upon the Closing such parties will no longer be entitled to the rights provided for in the Registration Rights Agreement.

VIII.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

                  The Company's obligation to enter into and complete the Closing is conditioned upon the satisfaction or waiver in writing by the Company, on or before the Closing Date, of all of the following conditions:

                  8.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Veeco and Acquisition contained in this Merger Agreement shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date, except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to such inaccuracies do not constitute, and would not reasonably be expected have, a Material Adverse Effect on Veeco; PROVIDED, HOWEVER, that, for purposes of determining the accuracy of such representations and warranties as of the Closing Date, (i) all "Material Adverse Effect" qualifications and other materiality qualifications, any similar qualifications, contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Veeco Disclosure Schedule hereto made or purported to have been made after the date of this Merger Agreement shall be disregarded.

                  8.02 PERFORMANCE OF COVENANTS. Each of Veeco and Acquisition shall have performed and complied in all material respects with all of the agreements, covenants and conditions required by this Merger Agreement to be performed and complied with by them prior to or on the Closing Date.

                  8.03 CONSENTS AND APPROVALS. All Consents or approvals of Governmental Authorities required to be obtained in connection with the Merger and the transactions contemplated by this Merger Agreement shall have been obtained other than those Consents or approvals of Governmental Authorities, the failure of which to obtain would not result, individually or in the aggregate, in a Material Adverse Effect on Veeco.

                  8.04 MATERIAL ADVERSE EFFECT. There shall not have been any Material Adverse Effect with respect to Veeco from the date hereof to the Closing Date, nor shall there exist any condition which could reasonably be expected to result in such a Material Adverse Effect.

                  8.05 DOCUMENTS. The Company shall have received the following documents:

                  (a) a legal opinion of Dewey Ballantine LLP, counsel to the Company, dated as of the Closing Date, confirming its opinion delivered pursuant to Section 5.10(b) (it being understood that in rendering such opinion, Dewey Ballantine LLP may rely upon tax representation letters dated as of the Closing Date, and addressed to the Company substantially identical to the tax representation letters referred to in Section 5.10(b) modified to reflect changes in law, if any, and such other matters as Kaye, Scholer, Fierman, Hays & Handler, LLP and Dewey Ballantine LLP may reasonably request),

                  (b) a certificate executed on behalf of Veeco by an executive officer of Veeco, confirming that conditions set forth in Sections 8.01 and 8.02 hereof have been duly satisfied, and

                  (c) Veeco Affiliate Agreements executed by each Veeco
Affiliate.

IX.               TERMINATION.

                  9.01 TERMINATION. This Merger Agreement may be terminated prior to the Effective Time (whether before or after adoption of this Merger Agreement by the Company's stockholders and whether before or after approval of the issuance of Veeco Shares in the Merger by Veeco's stockholders):

                  (a) by mutual written consent of Veeco and the Company;

                  (b) by either Veeco or the Company if the Merger shall not have been consummated by August 31, 2000 or, if later, the day following the last day of any cure period under Section 9.01(g) or 9.01(h) (unless the failure to consummate the Merger is attributable to a failure on the part of the party seeking to terminate this Merger Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time);

                  (c) by either Veeco or the Company if (i) a court of competent jurisdiction or other Governmental Authority shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or (ii) if a suit or action by any domestic Governmental Authority shall be pending, in which it is sought to restrain or prohibit or to obtain damages in connection with, this Merger Agreement or the consummation of the transactions contemplated hereby;

                  (d) by either Veeco or the Company if (i) the Company Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company's stockholders shall have taken a final vote on a proposal to adopt this Merger Agreement, and (ii) this Merger Agreement shall not have been adopted at such meeting by the Required Company Stockholder Vote (and shall not have been adopted at any adjournment or postponement thereof); PROVIDED, HOWEVER, that (A) a party shall not be permitted to terminate this Merger Agreement pursuant to this Section 9.01(d) if the failure to obtain such stockholder approval is attributable to a failure on the part of such party to perform any material obligation required to be performed by such party at or prior to the Effective Time, and (B) the Company shall not be permitted to terminate this Merger Agreement pursuant to this Section 9.01(d) unless the Company shall have made the payment required to be made to Veeco pursuant to
Section 9.03(a) and shall have paid to Veeco any fee required to be paid to Veeco pursuant to Section 9.03(b);

                  (e) by either Veeco or the Company if (i) the Veeco Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and Veeco's stockholders shall have taken a final vote on the issuance of Veeco Shares in the Merger, and (ii) the issuance of Veeco Shares in the Merger shall not have been approved at such meeting (and shall not have been approved at any adjournment or postponement thereof) by the Required Veeco Stockholder Vote; PROVIDED, HOWEVER, that (A) a party shall not be permitted to terminate this Agreement pursuant to this Section 9.01(e) if the failure to obtain such stockholder vote is attributable to a failure on the part of the party seeking to terminate this Merger Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time, and (B) Veeco shall not be permitted to terminate this Merger Agreement pursuant to this Section 9.01(e) unless parent shall have made the payment required to be made to the Company pursuant to Section 9.03(a);

                  (f) by Veeco (at any time prior to the adoption of the Merger Agreement by the Required Company Stockholder Vote) if a Company Triggering Event shall have occurred;

                  (g) by Veeco if (i) any of the Company's representations and warranties contained in this Merger Agreement shall be inaccurate as of the date of this Merger Agreement, or shall have become inaccurate as of a date subsequent to the date of this Merger Agreement (as if made on such subsequent date) (and such breach, if capable of cure, has not been cured within fifteen days after notice thereof), such that the condition set forth in Section 7.01 would not be satisfied, or (ii) any of the Company's covenants contained in this Merger Agreement shall have been breached (and any such breach shall not have been cured within fifteen days after notice thereof) such that the condition set forth in Section 7.02 would not be satisfied;

                  (h) by the Company if (i) any of Veeco's representations and warranties contained in this Merger Agreement shall be inaccurate as of the date of this Merger Agreement, or shall have become inaccurate as of a date subsequent to the date of this Merger Agreement (as if made on such subsequent date) (and such breach, if capable of cure, has not been cured within fifteen days after notice thereof), such that the condition set forth in Section 8.01 would not be satisfied, or (ii) if any of Veeco's covenants contained in this Merger Agreement shall have been breached (and any such breach shall not have been cured within fifteen days after notice thereof) such that the condition set forth in Section 8.02 would not be satisfied;

                  (i) (x) by Veeco if, there shall have been any Incurable Material Adverse Effect (as defined) with respect to the Company from the date hereof to the Closing Date or there shall exist any condition which could reasonably be expected to result in such an Incurable Material Adverse Effect (as defined); or (y) by the Company if from the date hereof to the Closing Date, there shall have been any Incurable Material Adverse Effect (as defined) with respect to Veeco from the date hereof to the Closing Date or there shall exist any condition that could reasonably be expected to result in such an Incurable Material Adverse Effect (as defined); or

                  (j) by the Company (at any time prior to the adoption of this Merger Agreement by the Required Company Stockholder Vote) if a Veeco Triggering Event shall have occurred.

                  (k) by Veeco in the event of a Superior Veeco Proposal.

              As used in this Section 9.01, an "INCURABLE MATERIAL ADVERSE EFFECT" shall mean a Material Adverse Effect on the Company or Veeco (as applicable), which Material Adverse Effect is not reasonably capable of being cured prior to August 31, 2000.

              9.02 EFFECT OF TERMINATION. In the event of the termination of this Merger Agreement as provided in Section 9.01, this Merger Agreement shall be of no further force or effect; PROVIDED, HOWEVER, that (i) this Section 9.02,
Section 9.03 and Article 10 shall survive the termination of this Merger Agreement and shall remain in full force and effect, and (ii) the termination of this Merger Agreement shall not relieve any party from any liability for any willful breach of any representation, warranty or covenant contained in this Merger Agreement.

              9.03 EXPENSES; TERMINATION FEES. (a) Except as set forth in this
Section 9.03, all fees and expenses incurred in connection with this Merger Agreement and the transactions contemplated by this Merger Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated; PROVIDED, HOWEVER, that: (i) Veeco and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in connection with (A) the filing, printing and mailing of the Form S-4 Registration Statement and the Joint Proxy Statement and any amendments or supplements thereto and (B) the filing by the parties hereto of the premerger notification and report forms relating to the Merger under the HSR Act and the filing of any notice or other document under any applicable foreign antitrust law or regulation; (ii) if this Merger Agreement is terminated by Veeco pursuant to Section 9.01(g), then the Company shall make a nonrefundable cash payment to Veeco, at the time specified in the next sentence, in an amount equal to the aggregate amount of all fees and reasonable, documented, out-of-pocket expenses (including with respect to fees, all attorneys' fees, accountants' fees, financial advisory fees and filing fees) that have been paid or that may become payable by or on behalf of Veeco in connection with the preparation and negotiation of this Merger Agreement and otherwise in connection with the Merger; and (iii) if this Merger Agreement is terminated by the Company pursuant to Section 9.01(h), then Veeco shall make a nonrefundable cash payment to the Company, at the time specified in the last sentence of this Section 9.03(a), in an amount equal to the aggregate amount of all fees and reasonable, documented, out-of-pocket expenses (including with respect to fees, all attorneys' fees, accountants fees, financial advisory fees and filing fees) that have been paid or that may become payable by or on behalf of the Company in connection with the preparation and negotiation of this Merger Agreement and otherwise in connection with the Merger. In the case of termination of this Merger Agreement by Veeco pursuant to
Section 9.01(g), the nonrefundable payment referred to in clause "(ii)" of the proviso to the first sentence of this Section 9.03(a) shall be made by the Company within two business days after such termination. In the case of termination of this Merger Agreement by the Company pursuant to Section 9.01(h), the nonrefundable payment referred to in clause "(iii)" of the proviso to the first sentence of this Section 9.03(a) shall be paid by Veeco within two business days afer such termination.

              (b) If (i) this Merger Agreement is terminated (A) by Veeco or the Company pursuant to Section 9.01(d) or (B) by Veeco pursuant to Section 9.01(g) and at or prior to the time of such termination a Company Acquisition Proposal shall have been disclosed, announced, commenced, submitted or made, or (C) by Veeco pursuant to Section 9.01(f) then the Company shall pay to Veeco (in lieu of any payment required to be made pursuant to Section 9.03(a)), a nonrefundable fee in the amount of $14,600,000 (the "TERMINATION FEE"). In the case of termination of this Merger Agreement by the Company pursuant to Section 9.01(d), the Termination Fee referred to in the preceding sentence shall be paid by the Company prior to such termination, and in the case of termination of this Merger Agreement by Veeco pursuant to Section 9.01(d), Section 9.01(f) or Section 9.01(g), the Termination Fee referred to in the preceding sentence shall be paid by the Company within two business days after such termination.

              (c) If this Merger Agreement is terminated by Veeco or the Company pursuant to Section 9.01(e), then Veeco shall pay to the Company (in lieu of any payment required to be made pursuant to Section 9.03(a)), a nonrefundable fee in the amount of $4,000,000; provided, however, that if this Merger Agreement is terminated by Veeco or the Company pursuant to Section 9.01(e), and at or prior to the time of such termination, a Veeco Acquisition Proposal shall have been disclosed, announced, commenced, submitted or made, then Veeco shall pay to the Company (in lieu of any payment required to be made pursuant to Section 9.03(a) and in lieu of the $4,000,000 payment referred to earlier in this sentence) the Termination Fee. If this Merger Agreement is terminated by (A) Veeco pursuant to
Section 9.01(k), or (B) by the Company pursuant to Section 9.01(j), then Veeco will pay to the Company (in lieu of any payment required to be made pursuant to Section 9.03(a)), the Termination Fee. In the case of termination of this Merger Agreement by Veeco pursuant to Section 9.01(e), the $4,000,000 fee referred to in this Section 9.03(c) or the Termination Fee (as applicable) shall be paid by Veeco prior to such termination, and in the case of termination of this Merger Agreement by the Company pursuant to Section 9.01(e), such $4,000,000 fee or the Termination Fee (as applicable) shall be paid by Veeco within two business days after such termination. In the case of termination of this Merger Agreement by Veeco pursuant to Section 9.01(k), the Termination Fee shall be paid by Veeco prior to such termination. In the case of termination of this Merger Agreement pursuant to Section 9.01(j), the Termination Fee shall be paid by Veeco within two business days after such termination.

X.                MISCELLANEOUS.

              10.01 SUCCESSORS. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

              10.02 AMENDMENT. This Merger Agreement may be amended with the approval of the respective Boards of Directors of the Company and Veeco at any time (whether before or after adoption of this Merger Agreement by the stockholders of the Company and whether before or after approval of the issuance of Veeco Shares in the Merger by Veeco's stockholders); PROVIDED, HOWEVER, that
(i) after any such adoption of this Merger Agreement by the Company's stockholders, no amendment shall be made which by Law requires further approval of the stockholders of the Company without the further approval of such stockholders, and (ii) after any such approval of the issuance of Veeco Shares in the Merger by Veeco's stockholders, no amendment shall be made which by Law or NASD regulation requires further approval of Veeco's stockholders without the further approval of such stockholders. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

              10.03 WAIVER. (a) No failure on the part of any party to exercise any power, right, privilege or remedy under this Merger Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Merger Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

                  (b) No party shall be deemed to have waived any claim arising out of this Merger Agreement, or any power, right, privilege or remedy under this Merger Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

              10.04 NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES; SURVIVAL OF TAX COMMENTS. None of the representations and warranties contained in this Merger Agreement or in any certificate delivered pursuant to this Merger Agreement shall survive the Merger. Notwithstanding any other provision of this Merger Agreement, the covenants contained in Section 5.10(c) shall survive until the termination or expiration of the relevant statute of limitations.

              10.05 ENTIRE AGREEMENT; COUNTERPARTS. This Merger Agreement (together with the agreements, certificates and other documents referred to herein, the Schedules and Exhibits hereto and the Company Disclosure Schedule and the Veeco Disclosure Schedule) constitutes the entire agreement among the parties with respect to its subject matter and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof, PROVIDED, HOWEVER, that the certain Mutual Confidentiality Agreement dated February 10, 2000 between the Company and Veeco shall not be superseded and shall remain in full force and effect. This Merger Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

              10.06 GOVERNING LAW. THIS MERGER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED IN SUCH STATE AND WITHOUT REGARD TO CONFLICTS OF LAW DOCTRINES EXCEPT TO THE EXTENT THAT CERTAIN MATTERS ARE PREEMPTED BY FEDERAL LAW OR ARE GOVERNED BY THE LAW OF THE JURISDICTION OF ORGANIZATION OF THE RESPECTIVE PARTIES.

              10.07 DISCLOSURE SCHEDULES. The Company Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered Sections contained in Article III, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding number or lettered
Section in Article III, and shall not be deemed to relate to or to qualify any other representation or warranty. The Veeco Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered Sections contained in Article IV, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding numbered or lettered
Section in Article IV, and shall not be deemed to related to or to qualify any other representation or warranty.

              10.08 ATTORNEYS' FEES. In any action at law or suit in equity to enforce this Merger Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

              10.09 ASSIGNMENT. Neither Veeco, Acquisition nor the Company may assign this Merger Agreement to any other Person without the prior written consent of the other parties hereto.

              10.10 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) when transmitted by telecopy (transmission confirmed),
(c) on the fifth business day following mailing by registered or certified mail (return receipt requested), or (d) on the next business day following deposit with an overnight delivery service of national reputation, to the parties at the following addresses and telecopy numbers (or at such other address or telecopy number for a party as may be specified by like notice):

                      If to Veeco or Acquisition:

                      c/o Veeco Instruments Inc.
                      Terminal Drive
                      Plainview, New York 11803
                      Attention: Edward H. Braun,
                                 Chairman, President and Chief Executive Officer
                      Telephone: (516) 349-8300
                      Telecopy:  (516) 349-9079

                      With a copy to:

                      Kaye, Scholer, Fierman, Hays & Handler, LLP
                      425 Park Avenue
                      New York, New York  10022
                      Attention:  Rory A. Greiss, Esq.
                      Telephone:  (212) 836-8261
                      Telecopy:   (212) 836-7152

                      If to the Company:

                      CVC, Inc.
                      525 Lee Road
                      Rochester, NY  14606
                      Attention:  Christine Whitman
                                  Chief Executive Officer
                      Telephone:  (716) 458-2550
                      Telecopy:   (716) 458-0426

                      With a copy to:

                      Dewey Ballantine LLP
                      1301 Avenue of the Americas
                      New York, New York 10019
                      Attention: Richard D.  Pritz, Esq.
                      Telephone:  (212) 259-6310
                      Telecopy:   (212) 239-6651

              10.11 HEADINGS. The headings contained in this Merger Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Merger Agreement.

              10.12 EXHIBITS AND SCHEDULES. The Exhibits and Schedules to this Merger Agreement are incorporated by reference herein and are made a part hereof as if they were fully set forth herein. References herein to "this Merger Agreement," "herein," "hereof" and phrases of like import are references to this Merger Agreement, together with the Exhibits and Schedules hereto, including the Company Disclosure Schedule and the Veeco Disclosure Schedule.

              10.13 SEVERABILITY. The invalidity of any term or terms of this Merger Agreement shall not affect any other term of this Merger Agreement, which shall remain in full force and effect.

              10.14 NO THIRD-PARTY BENEFICIARIES. Other than the Indemnified Persons, there are no third party beneficiaries of this Merger Agreement or of the transactions contemplated hereby and nothing contained herein shall be deemed to confer upon anyone other than the parties hereto (and their permitted successors and assigns) and, with respect to the obligations of Veeco pursuant to Section 5.07 the Indemnified Persons, any right to insist upon or to enforce the performance of any of the obligations contained herein.


                                   * * * * *

              IN WITNESS WHEREOF, the parties have executed this Merger Agreement as of the date first above written.

                                               VEECO INSTRUMENTS INC.

                                      By:   /s/ Edward H. Braun
                                         ----------------------------------
                                      Name:  Edward H. Braun
                                      Title: Chairman, CEO, President

                                                     CVC, INC.

                                      By:  /s/ Christine B. Whitman
                                         ----------------------------------
                                      Name:  Christine B. Whitman
                                      Title: Chairman, President, & CEO

                                                VEECO ACQUISITION CORP.

                                      By:   /s/ Edward H. Braun
                                         ----------------------------------
                                      Name:   Edward H. Braun
                                      Title:  Chairman, CEO, President

                                                                     SCHEDULE A

                          Company Stockholders Party to
                      Company Stockholders Voting Agreement

Seagate Technology, Inc.
Niko Tecno Co., Inc.
Advent International Group
Global Private Equity III Limited Partnership
Advent PGGM Global Limited Partnership
Advent Partners GPE III Limited Partnership
Advent Partners (NA) GPE III Limited Partnership
Advent Partners Limited Partnership
Anne G. Whitman
Christine B. Whitman
Emilio O. DiCataldo
Mehrdad M. Moslehi
Christopher J. Mann

                                                                     SCHEDULE B

                           Veeco Stockholders Party to
                       Veeco Stockholders Voting Agreement

Edward H. Braun
John F. Rein, Jr.
Emanuel Lakios
Joseph Rivlin

                                                                     SCHEDULE C

                               Company Affiliates

Seagate Technology
Nikko Tecno, Inc.
Christine B. Whitman
Giovanni Nocerino
Emilio O. DiCataldo
Mehrdad M. Moslehi
Christopher J. Mann
Richard J. Chicotka
Richard A. Kellogg
Judd C. Prozeller
Robert C. Fink
Douglas A. Kingsley
Seiya Miyanishi
Donald L. Waite
Maurice F. Holmes

                                                                     SCHEDULE D

                                Veeco Affiliates

Edward H. Braun
Walter J. Scherr
Richard A. D'Amore
Paul R. Low
Joel A. Elftman
John F. Rein, Jr.
Francis Steenbeke
Emanuel N. Lakios
Robert P. Oates
John P. Kiernan
Heinz K. Fridrich
Roger D. McDaniel
Irwin Pfister
Virgil Elings, Ph. D.
Don R. Kania, Ph. D.
Joseph F. Rivlin
Lloyd J. LaComb
Allen R. Schwartz
Daniel C. Croucher
Thomas J. Cully

                                                                     SCHEDULE E

                       Officers of Acquisition Immediately
                           Prior to the Effective Time

OFFICERS OF ACQUISITION        POSITION

Edward H. Braun              CEO
John F. Rein, Jr.            Vice President and Treasurer
Greg Robbins                 Secretary
Christine Whitman            President
Emilio DiCataldo             Senior Vice President and Chief Financial Officer
Giovanni Nocerino            Executive Vice President, Sales & Service
Mehrdad M. Moslehi           Senior Vice President and Chief Technical Officer
Christopher J. Mann          Senior Vice President, Marketing
Richard J. Chicotka          Vice President, Engineering
Richard A. Kellogg           Vice President, Manufacturing
Judd C. Prozeller            Vice President, Quality and Human Resources

                                                                       EXHIBIT A

                              COMPANY STOCKHOLDERS
                                VOTING AGREEMENT

                  COMPANY STOCKHOLDERS VOTING AGREEMENT (this "AGREEMENT"), dated February 29, 2000, among each of the individuals and entities listed on SCHEDULE A to this Agreement (each, a "COMPANY STOCKHOLDER" and collectively, the "COMPANY STOCKHOLDERS") and Veeco Instruments Inc., a Delaware corporation ("VEECO").

                  WHEREAS, Veeco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Veeco ("ACQUISITION"), and CVC, Inc., a Delaware corporation (the "COMPANY") propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, supplemented or modified in accordance with its terms, the "MERGER AGREEMENT") providing for the merger of Acquisition into the Company (the "MERGER");

                  WHEREAS, capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement;

                  WHEREAS, this Agreement is the Company Stockholders Voting Agreement contemplated by and referred to in the Merger Agreement;

                  WHEREAS, each Company Stockholder owns the number of Existing Company Shares (as defined) set forth opposite such Company Stockholder's name on SCHEDULE A hereto and the Company Stockholders collectively own in the aggregate 6,086,749 Existing Company Shares (as defined);

                  WHEREAS, as a condition to the willingness of Veeco to enter into the Merger Agreement, Veeco has requested that the Company Stockholders enter into this Agreement.

                  NOW THEREFORE, to induce Veeco to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

         SECTION 1.        CERTAIN DEFINITIONS.

                  1.1. "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to securities of the same issuer.

                  1.2. "COMPANY SHARES" with respect to any Company Stockholder, shall mean such Company Stockholder's Existing Company Shares and any shares of Company Common Stock and/or other Equity Securities of, or equity interest in, the Company acquired by the Company Stockholder in any capacity after the date of this Agreement and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise Beneficially Owned by such Company Stockholder, in each case, if and to the extent entitled to be voted.

                  1.3. "EXISTING COMPANY SHARES" with respect to any Company Stockholder, means all shares of Company Common Stock Beneficially Owned by such Company Stockholder on the date of this Agreement, in each case, if and to the extent entitled to be voted..

                  1.4. "IRREVOCABLE PROXY" shall mean a Company Stockholder Power of Attorney and Irrevocable Proxy in the form of EXHIBIT A attached to this Agreement.

         SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  2.1. ENTITY COMPANY STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Company Stockholder that is a legal entity, or otherwise not an individual Person, hereby represents and warrants to Veeco as follows:

                  (a) AUTHORITY. Such Company Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Company Stockholder has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement and such Company Stockholder's Irrevocable Proxy. This Agreement and such Company Stockholder's Irrevocable Proxy have been duly and validly authorized, executed and delivered by such Company Stockholder and each constitutes such Company Stockholder's legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  (b) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or such Company Stockholder's Irrevocable Proxy, nor consummation of the transactions contemplated by this Agreement, by such Company Stockholder's Irrevocable Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, (i) such Company Stockholder's certificate of incorporation, limited partnership agreement or other organizational, governing or constating documents, (ii) any agreement or instrument to which such Company Stockholder is a party or by which it is bound, or (iii) any Law, or any order, rule or regulation of any court or Governmental Authority or other regulatory organization having jurisdiction over it.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is required for (i) the execution and delivery of this Agreement and such Company Stockholder's Irrevocable Proxy by such Company Stockholder, (ii) the performance by such Company Stockholder of its obligations under this Agreement and such Company Stockholder's Irrevocable Proxy or (iii) the consummation by such Company Stockholder of the transactions contemplated by this Agreement and such Company Stockholder's Irrevocable Proxy.

                  2.2. INDIVIDUAL COMPANY STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Company Stockholder that is an individual hereby represents and warrants to Veeco as follows:

                  (a) AUTHORITY. Such Company Stockholder has full capacity and authority to enter into this Agreement and such Company Stockholder's Irrevocable Proxy, and to carry out the transactions contemplated hereby and thereby. This Agreement and such Company Stockholder's Irrevocable Proxy have been duly executed and delivered by such Company Stockholder and each constitutes a legal, valid and binding obligation of such Company Stockholder enforceable against such Company Stockholder in accordance with its terms.

                  (b) NON-CONTRAVENTION. None of the execution and delivery of this Agreement or such Company Stockholder's Irrevocable Proxy, nor consummation of the transactions contemplated by this Agreement, by such Company Stockholder's Irrevocable Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, (i) any agreement or instrument to which such Company Stockholder is a party or by which such Company Stockholder is bound,
(ii) any Law, or any order, rule or regulation of any court or Governmental Authority or other regulatory organization having jurisdiction over such Company Stockholder.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is necessary or required (i) for the execution and delivery of this Agreement or such Company Stockholder's Irrevocable Proxy by such Company Stockholder, (ii) the performance by such Company Stockholder of such Company Stockholder's obligations under this Agreement or such Company Stockholder's Irrevocable Proxy or (iii) the consummation by such Company Stockholder of the transactions contemplated hereby or by such Company Stockholder's Irrevocable Proxy.

                  2.3. COMPANY STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Company Stockholder hereby represents and warrants to Veeco as follows:

                  (a) OWNERSHIP OF EXISTING COMPANY SHARES. Such Company Stockholder is the record and Beneficial Owner of the number of Existing Company Shares set forth opposite such

Company Stockholder's name on SCHEDULE A to this Agreement. On the date of this Agreement, such Existing Company Shares constitute all of the shares of Company Common Stock owned of record or Beneficially Owned by such Company Stockholder.

                  (b) LIENS AND RESTRICTIONS ON EXISTING COMPANY SHARES. Such Company Stockholder owns the number of Existing Company Shares set forth opposite such Company Stockholder's name on SCHEDULE A hereto, free and clear of any Liens, claims, security interests, proxies, voting trusts or agreements, restrictions, qualifications, limitations, understandings or arrangements which would in any way restrict or impair such Company Stockholder's right to vote such Existing Company Shares in his, her or its sole discretion, or could require such Company Stockholder to sell or transfer any of such Existing Company Shares (whether upon default on a loan or otherwise) before the Effective Time.

                  (c) VOTING POWER OVER EXISTING COMPANY SHARES. Such Company Stockholder has sole voting power and sole power to issue instructions and sole power to agree to the matters set forth in this Agreement with respect to all of such Company Stockholder's Existing Company Shares.

                  (d) SURVIVAL. The obligations of such Company Stockholder under this Agreement shall survive the death, disability or incapacity of such Company Stockholder.

                  2.4. VEECO REPRESENTATIONS AND WARRANTIES. Veeco hereby represents and warrants to the Company Stockholders as follows:

                  (a) AUTHORITY. Veeco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Veeco has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Veeco and constitutes a legal, valid and binding obligation of Veeco enforceable against Veeco in accordance with its terms.

                  (b) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement by Veeco nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, the certificate of incorporation or by-laws of Veeco.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is required for (i) the execution and delivery of this Agreement by Veeco, (ii) the performance by Veeco of its obligations under this Agreement or (iii) the consummation by Veeco of the transactions contemplated by this Agreement.

         SECTION 3.        COVENANTS OF THE COMPANY STOCKHOLDERS.

                  3.1. VOTE FOR MERGER. At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or any of the transactions contemplated by the Merger Agreement, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, Consent or other approval with respect to the Merger and the Merger Agreement is sought, each Company Stockholder's Company Shares shall be counted as present thereat for purposes of establishing a quorum and shall be voted or Consented (or caused to be voted or Consented) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement.

                  3.2. VOTE AGAINST CERTAIN MATTERS. Prior to the Effective Time, at any meeting of stockholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which a Company Stockholder's vote, Consent or other approval is sought, such Company Stockholder's Company Shares shall be counted as present thereat for purposes of establishing a quorum and shall be voted or Consented (or caused to be voted or Consented) against any proposal or transaction involving the Company or any of its Subsidiaries if such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, that nothing set forth in this Section 3.2 is intended or shall be construed to restrict or impair the right of a Company Stockholder to vote or Consent (or cause to be voted or Consented) any Company Shares owned of record or Beneficially Owned by such Company Stockholder (i) in favor of any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

                  3.3. EXECUTION AND DELIVERY OF IRREVOCABLE PROXIES. In order to effectuate the voting arrangements contemplated by Section 3.1 and Section
3.2 hereof, contemporaneously with the execution and delivery by the parties hereto of this Agreement, and as a condition to such execution and delivery by Veeco, each Company Stockholder is delivering to Veeco an Irrevocable Proxy duly executed by or on behalf of such Company Stockholder.

                  3.4. TRANSFERS; OTHER VOTING ARRANGEMENTS INCONSISTENT
ACTIONS.

                  (a) TRANSFEREES BOUND. It shall be a condition precedent to any direct or indirect sale, transfer, pledge, assignment or other disposition of, or entry into any Contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, any Company Shares by a Company Stockholder (any of the foregoing, whether voluntary or involuntary, by operation of Law or otherwise a "TRANSFER") to any Person (the "TRANSFEREE") that (A) the Company Stockholder desiring to effect such Transfer provide to the proposed Transferee in connection therewith a copy of this Agreement and the Irrevocable Proxy and (B) such Transferee shall agree, prior to the consummation of such Transfer, to become bound by this Agreement and such Company Stockholder's Irrevocable Proxy and subject to the terms, conditions and restrictions hereof and thereof in the same manner as the Company Stockholder desiring to effect such Transfer, by executing a writing to such effect in form and substance satisfactory to Veeco.

                  (b) OTHER VOTING ARRANGEMENTS, ETC. No Company Stockholder shall, directly or indirectly, enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement, voting trust or otherwise with respect to any Company Shares owned of record or Beneficially Owned by such Company Stockholder other than as contemplated under and as required by this Agreement and such Company Stockholder's Irrevocable Proxy.

                  (c) INCONSISTENT ACTIONS; NON-INTERFERENCE. No Company Stockholder shall, directly or indirectly, take any action that would or could reasonably be expected to (A) make any representation or warranty of the Company Stockholder contained herein untrue or incorrect, or (B) result in a breach by the Company Stockholder of its obligations under this Agreement, or (C) result in a breach by the Company of its obligations under the Merger Agreement, or (D) invalidate or in any way limit the enforceability by the Proxyholders (as defined in the Irrevocable Proxy) of such Company Stockholder's Irrevocable Proxy, or (E) have an effect that would be inconsistent with, or violative of, any provision or agreement contained in the Merger Agreement.

         SECTION 4.        COVENANTS RELATING TO CONFIDENTIALITY AND DISCLOSURE.

                  4.1. CONFIDENTIALITY. Each Company Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement and the Merger Agreement may be dependent upon the maintenance of strict confidentiality with respect to the matters referred to herein and therein. In this connection, pending public disclosure thereof by Veeco or the Company, each Company Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement or the Merger Agreement (other than to its and to the Company's counsel and advisors) without the prior written consent of Veeco, except for filings, if any, required pursuant to the Exchange Act and the rules and regulations promulgated thereunder or disclosures that such Company Stockholder's counsel advises are necessary in order to fulfill such Company Stockholder's obligations imposed by Law, in which event such Company Stockholder shall give prior notice of such disclosure to Veeco as promptly as practicable so as to enable Veeco to seek a protective order from a court of competent jurisdiction with respect thereto or similar relief in connection therewith.

                  4.2. DISCLOSURE. Each Company Stockholder hereby agrees to permit the Company and Veeco to publish and disclose in the Form S-4 Registration Statement and the Joint Proxy Statement (including all documents, exhibits and schedules filed with the SEC), and any press release or other disclosure document which Veeco or the Company determine to be necessary or desirable in connection with the Merger and the transactions related thereto, such Company Stockholder's identity and ownership of Company Common Stock or Veeco Shares, as the case may be, and the nature of its commitments, arrangements and understandings under this Agreement and such Company Stockholder's Irrevocable Proxy.

         SECTION 5.        CERTAIN ADDITIONAL COVENANTS OF THE COMPANY
                           STOCKHOLDERS.

                  5.1. NO SOLICITATION. Each Company Stockholder shall not, and shall cause its Affiliates and Representatives not to, directly or indirectly, take any action to initiate, solicit, encourage or facilitate the making of any Company Acquisition Proposal or any inquiry with respect thereto, or engage in discussions or negotiations with any Person (other than Veeco or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal or disclose any non-public information relating to the Company or any Subsidiary of the Company or afford access to the properties, books or records of the Company or any Subsidiary of the Company, to any Person that has made a Company Acquisition Proposal. A Company Stockholder shall notify Veeco orally and in writing of any offers, proposals or inquiries received by such Company Stockholder relating to the purchase or acquisition by any Person of any Company Shares and of any Company Acquisition Proposal actually known to such Company Stockholder (including, in each case, the material terms and conditions thereof and the identity of the Person making it), within 24 hours of receipt thereof. Each Company Stockholder shall and shall cause its Representatives to, immediately cease and cause to be terminated any and all existing activities, discussions and negotiations, if any, with any parties conducted heretofore with respect to any Company Acquisition Proposal, other than discussions or negotiations with Veeco or its Affiliates or Representatives. Notwithstanding the restrictions set forth in this Section 5.1, each of the Company and any Person (including any Company Stockholder) who is an officer or director of the Company may take any action in such capacity that is consistent with the terms of the Merger Agreement.

                  5.2. RELIANCE. Each Company Stockholder understands and acknowledges that Veeco is entering into the Merger Agreement in reliance upon such Company Stockholder's execution and delivery of this Agreement and such Company Stockholder's Irrevocable Proxy.

                  5.3. AFFILIATE AGREEMENT. Each Company Stockholder, if requested by Veeco prior to the Effective Time, will duly execute and deliver to Veeco a Company Affiliate Agreement contemplated by Section 5.21(a) of the Merger Agreement.

         SECTION 6.        TERMINATION.

                  6.1. TERMINATION OF AGREEMENT. The provisions of this Agreement shall terminate and be of no further force or effect upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

         SECTION 7.        MISCELLANEOUS.

                  7.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expense.

                  7.2 ENTIRE AGREEMENT. This Agreement and any documents to be delivered in accordance with this Agreement (including the Irrevocable Proxies of the Company Stockholders) contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement, and all prior and contemporaneous negotiations, understandings and agreements among the parties (whether written or oral) with regard to the subject matter of this Agreement are superseded by this Agreement, and there are no representations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement.

                  7.3 CAPTIONS. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

                  7.4.     BINDING AGREEMENT; ASSIGNMENT.

                  (a) BINDING AGREEMENT. Each Company Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Company Shares and shall be binding upon any Person to which record or Beneficial Ownership of such Company Shares shall pass, wether by operation of Law or otherwise, including, without limitation, the Company Stockholder's heirs, distributees, guardians, administrators, executors, legal representatives, or successors, partners or other transferees (for value or otherwise) and any other successors in interest. Notwithstanding any transfer of Company Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

                  (b) ASSIGNMENT. Notwithstanding anything to the contrary set forth herein, no party may assign any of its rights or obligations hereunder, by operation of Law or otherwise, without the prior written consent of the other party; provided, that Veeco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Veeco, but no such assignment shall relieve Veeco of its obligations hereunder if such assignee does not perform such obligations.

                  7.5. NOTICES AND OTHER COMMUNICATIONS. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile (with proof of receipt at the number to which it is required to be sent), or on the third business day afer the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

                  If to Veeco:

                  Veeco Instruments Inc.
                  Terminal Drive
                  Plainview, New York 11803
                  Attention: Edward H. Braun
                             Chairman, President and Chief Executive Officer
                  Facsimile No: (516) 349-9079

                  with a copy to:

                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                  425 Park Avenue
                  New York, New York 10022-3598
                  Attention: Rory Greiss, Esq.
                  Facsimile No.: (212) 836-8689

                  If to any Company Stockholder, to such Company Stockholder at the address set forth under such Company Stockholder's signature on the signature pages to this Agreement.

                  with a copy to:

                  Dewey Ballantine, LLP
                  1301 Avenue of the Americas
                  New York, New York 10019
                  Attention: Richard D. Pritz, Esq.
                  Facsimile No.:  (212) 239-6551

                  7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND PERFORMED IN SUCH STATE AND WITHOUT REGARD TO CONFLICTS OF LAWS DOCTRINES.

                  7.7. AMENDMENTS. Prior to the Effective Time, this Agreement may be amended only by a document in writing signed by Veeco and each Company Stockholder.

                  7.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, some of which may contain the signatures of some, but not all, the parties hereto. Each of those counterparts will be deemed an original, but all of them together will constitute one and the same Agreement.

                  7.9. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  7.10. ENFORCEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in any action or proceeding relating to or arising out of this Agreement (including, with respect to a Company Stockholder, such Company Stockholder's Irrevocable Proxy) or any of the transactions contemplated hereby,
(ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such parties will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of inconvenience of the forum or otherwise (provided that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal court located in the State of Delaware), (iv) agrees that such party will not bring any action relating to this Agreement or any Irrevocable Proxy or any of the transactions contemplated hereby or thereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any Irrevocable Proxy or any of the transactions contemplated hereby or thereby.

                  7.11. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Irrevocable Proxies.

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date in the first paragraph of this Agreement.

                                            VEECO

                                            VEECO INSTRUMENTS INC.

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                            COMPANY STOCKHOLDERS

                                            SEAGATE TECHNOLOGY, INC.

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                            Seagate Technology, Inc.'s
                                              Address for Notice:

                                            ------------------------------------

                                            ------------------------------------
                                            Attention:
                                                      --------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            NIKKO TECNO CO., INC.

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                            Nikko Tecno Co., Inc.
                                              Address for Notice

                                            ------------------------------------

                                            ------------------------------------
                                            Attention:
                                                      --------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            ADVENT INTERNATIONAL GROUP

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                            Advent International Group's
                                              Address for Notice:

                                            ------------------------------------

                                            ------------------------------------
                                            Attention:
                                                      --------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            GLOBAL PRIVATE EQUITY III LIMITED
                                              PARTNERSHIP

                                            By: Advent International Group, its
                                              General Partner

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                            Global Private Equity III Limited
                                              Partnership's
                                              Address for Notice:

                                            ------------------------------------

                                            ------------------------------------
                                            Attention:
                                                      --------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            ADVENT PGGM GLOBAL LIMITED
                                               PARTNERSHIP
                                            By: Advent International Group, its
                                              General Partner

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                            Advent PGGM Global Limited
                                              Partnership's
                                           Address for Notice:

                                           -------------------------------------

                                           -------------------------------------
                                           Attention:
                                                     ---------------------------
                                           Facsimile No.:
                                                         -----------------------

                                           ADVENT PARTNERS GPE III LIMITED
                                             PARTNERSHIP

                                           By: Advent International Group, its
                                             General Partner

                                           By:
                                              ----------------------------------
                                                   Name:
                                                   Title:

                                           Advent Partners GPE III Limited
                                             Partnership's
                                              Address for Notice:

                                           -------------------------------------

                                           -------------------------------------
                                           Attention:
                                                     ---------------------------
                                           Facsimile No.:
                                                         -----------------------

                                           ADVENT PARTNERS (NA) GPE III LIMITED
                                             PARTNERSHIP

                                           By: Advent International Group, its
                                             General Partner

                                           By:
                                              ----------------------------------
                                                   Name:
                                                   Title:

                                            Advent Partners (NA) GPE III Limited
                                              Partnership's
                                            Address for Notice:

                                            ------------------------------------

                                            ------------------------------------
                                            Attention:
                                                      --------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            ADVENT PARTNERS LIMITED PARTNERSHIP

                                            By: Advent International Group, its
                                              General Partner

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                            Advent Partners Limited
                                             Partnership's
                                            Address for Notice:

                                            ------------------------------------

                                            ------------------------------------
                                            Attention:
                                                      --------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            ------------------------------------
                                            Anne G. Whitman

                                            Anne G. Whitman's
                                              Address for Notice:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            ------------------------------------
                                            Christine B. Whitman

                                            Christine B. Whitman's
                                               Address for Notice:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Facsimile No.:
                                                          ----------------------



                                            ------------------------------------
                                            Emilio O. DiCataldo

                                            Emilio O. DiCataldo's
                                              Address for Notice:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Facsimile No.:
                                                          ----------------------



                                            ------------------------------------
                                            Mehrdad M. Moslehi

                                            Mehrdad M. Moslehi's
                                              Address for Notice:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Facsimile No.:
                                                          ----------------------

                                            ------------------------------------
                                            Christopher J. Mann
                                              Christopher J. Mann's
                                            Address for Notice:


                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Facsimile No.:
                                                          ----------------------

                                   SCHEDULE A

COMPANY STOCKHOLDER                          NO. OF EXISTING COMPANY SHARES HELD

Seagate Technology, Inc.                                               2,428,313

Nikko Tecno Co., Inc.                                                  1,412,316

Global Private Equity III Limited Partnership                            853,658

Advent PGGM Global Limited Partnership                                   130,793

Advent Partners GPE III Limited Partnership                               12,907

Advent Partners (NA) GPE III Limited Partnership                           3,861

Advent Partners Limited Partnership                                       15,041

Anne G. Whitman                                                          451,900

Christine B. Whitman                                                     368,000

Emilio O. DiCataldo                                                       50,000

Mehrdad M. Moslehi                                                       304,000

Christopher J. Mann                                                       55,960


                               Schedule A - Page 1

                                                                       EXHIBIT A

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

                               Exhibit A - Page 1

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.


                           -----------------------------------------------------
                            (Signature of Granting Stockholder)


                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)


                           ----------------------------------
                           (Date)


                               Exhibit A - Page 2

                                                                      EXHIBIT B


                               VEECO STOCKHOLDERS
                                VOTING AGREEMENT

                  VEECO STOCKHOLDERS VOTING AGREEMENT (this "AGREEMENT"), dated February 29, 2000, among each of the individuals and entities listed on SCHEDULE A to this Agreement (each, a "VEECO STOCKHOLDER" and collectively, the "VEECO STOCKHOLDERS") and CVC, Inc., a Delaware corporation (the "COMPANY").

                  WHEREAS, Veeco Acquisition Corp. ("ACQUISITION"), a Delaware corporation and a wholly-owned subsidiary of Veeco Instruments Inc. ("VEECO"), and the Company propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, supplemented or modified in accordance with its terms, the "MERGER AGREEMENT") providing for the merger of Acquisition into the Company (the "MERGER");

                  WHEREAS, capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement;

                  WHEREAS, this Agreement is the Veeco Stockholders Voting Agreement contemplated by and referred to in the Merger Agreement;

                  WHEREAS, each Veeco Stockholder owns the number of Existing Veeco Shares (as defined) set forth opposite such Veeco Stockholder's name on SCHEDULE A hereto and the Veeco Stockholders collectively own in the aggregate 128,490 Existing Veeco Shares (as defined);

                  WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has requested that the Veeco Stockholders enter into this Agreement.

                  NOW THEREFORE, to induce the Company to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

         SECTION 1.    CERTAIN DEFINITIONS.

                  1.1. "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to securities of the same issuer.

                  1.2. "VEECO SHARES" with respect to any Veeco Stockholder, shall mean such Veeco Stockholder's Existing Veeco Shares and any Veeco Shares and/or other Equity Securities of, or equity interest in, Veeco acquired by the Veeco Stockholder in any capacity after the date of this Agreement and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise Beneficially Owned by such Veeco Stockholder, in each case, if and to the extent entitled to be voted.

                  1.3. "EXISTING VEECO SHARES" with respect to any Veeco Stockholder, means all Veeco Shares Beneficially Owned by such Veeco Stockholder on the date of this Agreement, in each case, if and to the extent entitled to be voted.

                  1.4. "IRREVOCABLE PROXY" shall mean a Veeco Stockholder Power of Attorney and Irrevocable Proxy in the form of EXHIBIT A attached to this Agreement.

         SECTION 2.    REPRESENTATIONS AND WARRANTIES.

                  2.1. ENTITY VEECO STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Veeco Stockholder that is a legal entity, or otherwise not an individual Person, hereby represents and warrants to the Company as follows:

                  (a) AUTHORITY. Such Veeco Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Veeco Stockholder has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement and such Veeco Stockholder's Irrevocable Proxy. This Agreement and such Veeco Stockholder's Irrevocable Proxy have been duly and validly authorized, executed and delivered by such Veeco Stockholder and each constitutes such Veeco Stockholder's legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  (b) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or such Veeco Stockholder's Irrevocable Proxy, nor consummation of the transactions contemplated by this Agreement, by such Veeco Stockholder's Irrevocable Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, (i) such Veeco Stockholder's certificate of incorporation, limited partnership agreement or other organizational, governing or constating documents, (ii) any agreement or instrument to which such Veeco Stockholder is a party or by which it is bound, or (iii) any Law, or any order, rule or regulation of any court or Governmental Authority or other regulatory organization having jurisdiction over it.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is required for (i) the execution and delivery of this Agreement and such Veeco Stockholder's Irrevocable Proxy by such Veeco Stockholder, (ii) the performance by such Veeco Stockholder of its obligations under this Agreement and such Veeco Stockholder's Irrevocable Proxy or (iii) the consummation by such Veeco Stockholder of the transactions contemplated by this Agreement and such Veeco Stockholder's Irrevocable Proxy.

                  2.2. INDIVIDUAL VEECO STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Veeco Stockholder that is an individual hereby represents and warrants to the Company as follows:

                  (a) AUTHORITY. Such Veeco Stockholder has full capacity and authority to enter into this Agreement and such Veeco Stockholder's Irrevocable Proxy, and to carry out the transactions contemplated hereby and thereby. This Agreement and such Veeco Stockholder's Irrevocable Proxy have been duly executed and delivered by such Veeco Stockholder and each constitutes a legal, valid and binding obligation of such Veeco Stockholder enforceable against such Veeco Stockholder in accordance with its terms.

                  (b) NON-CONTRAVENTION. None of the execution and delivery of this Agreement or such Veeco Stockholder's Irrevocable Proxy, nor consummation of the transactions contemplated by this Agreement, by such Veeco Stockholder's Irrevocable Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, (i) any agreement or instrument to which such Veeco Stockholder is a party or by which such Veeco Stockholder is bound, (ii) any Law, or any order, rule or regulation of any court or Governmental Authority or other regulatory organization having jurisdiction over such Veeco Stockholder.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is necessary or required (i) for the execution and delivery of this Agreement or such Veeco Stockholder's Irrevocable Proxy by such Veeco Stockholder, (ii) the performance by such Veeco Stockholder of such Veeco Stockholder's obligations under this Agreement or such Veeco Stockholder's Irrevocable Proxy or (iii) the consummation by such Veeco Stockholder of the transactions contemplated hereby or by such Veeco Stockholder's Irrevocable Proxy.

                  2.3. VEECO STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Veeco Stockholder hereby represents and warrants to the Company as follows:

                  (a) OWNERSHIP OF EXISTING VEECO SHARES. Such Veeco Stockholder is the record and Beneficial Owner of the number of Existing Veeco Shares set forth opposite such Veeco Stockholder's name on SCHEDULE A to this Agreement. On the date of this Agreement, such Existing Veeco Shares constitute all of the Veeco Shares owned of record or Beneficially Owned by such Veeco Stockholder.

                  (b) LIENS AND RESTRICTIONS ON EXISTING VEECO SHARES. Such Veeco Stockholder owns the number of Existing Veeco Shares set forth opposite such Veeco Stockholder's name on SCHEDULE A hereto, free and clear of any Liens, claims, security interests, proxies, voting trusts or agreements, restrictions, qualifications, limitations, understandings or arrangements which would in any way restrict or impair such Veeco Stockholder's right to vote such Existing Veeco Shares in his, her or its sole discretion, or could require such Veeco Stockholder to sell or transfer any of such Existing Veeco Shares (whether upon default on a loan or otherwise) before the Effective Time.

                  (c) VOTING POWER OVER EXISTING VEECO SHARES. Such Veeco Stockholder has sole voting power and sole power to issue instructions and sole power to agree to the matters set forth in this Agreement with respect to all of such Veeco Stockholder's Existing Veeco Shares.

                  (d) SURVIVAL. The obligations of such Veeco Stockholder under this Agreement shall survive the death, disability or incapacity of such Veeco Stockholder.

                  2.4. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Veeco Stockholders as follows:

                  (a) AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (b) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, the certificate of incorporation or by-laws of the Company.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is required for (i) the execution and delivery of this Agreement by the Company, (ii) the performance by the Company of its obligations under this Agreement or (iii) the consummation by the Company of the transactions contemplated by this Agreement.

         SECTION 3.    COVENANTS OF THE VEECO STOCKHOLDERS.

                  3.1. VOTE FOR MERGER. At any meeting of stockholders of Veeco called to vote upon the Merger and the Merger Agreement or any of the transactions contemplated by the Merger Agreement, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, Consent or other approval with respect to the Merger and the Merger Agreement is sought, each Veeco Stockholder's Veeco Shares shall be counted as present thereat for purposes of establishing a quorum and shall be voted or Consented (or caused to be voted or Consented) in favor of the Merger, the adoption by Veeco of the Merger Agreement and the issuance in the Merger of the Veeco Shares, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement.

                  3.2. VOTE AGAINST CERTAIN MATTERS. Prior to the Effective Time, at any meeting of stockholders of Veeco or at any adjournment or postponement thereof or in any other circumstances upon which a Veeco Stockholder's vote, Consent or other approval is sought, such Veeco Stockholder's Veeco Shares shall be counted as present thereat for purposes of establishing a quorum and shall be voted or Consented (or caused to be voted or Consented) against any proposal or transaction involving Veeco or any of its Subsidiaries if such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, that nothing set forth in this Section 3.2 is intended or shall be construed to restrict or impair the right of a Veeco Stockholder to vote or Consent (or cause to be voted or Consented) any Veeco Shares owned of record or Beneficially Owned by such Veeco Stockholder (i) in favor of any Superior Veeco Proposal or related Veeco Acquisition Transaction or (ii) in the election of any director of Veeco.

                  3.3. EXECUTION AND DELIVERY OF IRREVOCABLE PROXIES. In order to effectuate the voting arrangements contemplated by Section 3.1 and Section
3.2 hereof, contemporaneously with the execution and delivery by the parties hereto of this Agreement, and as a condition to such execution and delivery by the Company, each Veeco Stockholder is delivering to the Company an Irrevocable Proxy duly executed by or on behalf of such Veeco Stockholder.

                 3.4. TRANSFERS; OTHER VOTING ARRANGEMENTS INCONSISTENT ACTIONS.

                  (a) TRANSFEREES BOUND. It shall be a condition precedent to any direct or indirect sale, transfer, pledge, assignment or other disposition of, or entry into any Contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, any Veeco Shares by a Veeco Stockholder (any of the foregoing, whether voluntary or involuntary, by operation of Law or otherwise a "TRANSFER") to any Person (the "TRANSFEREE") that (A) the Veeco Stockholder desiring to effect such Transfer provide to the proposed Transferee in connection therewith a copy of this Agreement and the Irrevocable Proxy and (B) such Transferee shall agree, prior to the consummation of such Transfer, to become bound by this Agreement and such Veeco Stockholder's Irrevocable Proxy and subject to the terms, conditions and restrictions hereof and thereof in the same manner as the Veeco Stockholder desiring to effect such Transfer, by executing a writing to such effect in form and substance satisfactory to the Company.

                  (b) OTHER VOTING ARRANGEMENTS, ETC. No Veeco Stockholder shall, directly or indirectly, enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement, voting trust or otherwise with respect to any Veeco Shares owned of record or Beneficially Owned by such Veeco Stockholder, other than as contemplated under and as required by this Agreement and such Veeco Stockholder's Irrevocable Proxy.

                  (c) INCONSISTENT ACTIONS; NON-INTERFERENCE. No Veeco Stockholder shall, directly or indirectly, take any action that would or could reasonably be expected to: (A) make any representation or warranty of the Veeco Stockholder contained herein untrue or incorrect, or (B) result in a breach by the Veeco Stockholder of its obligations under this Agreement, or (C) result in a breach by Veeco of its obligations under the Merger Agreement, or (D) invalidate or in any way limit the enforceability by the Proxyholders (as defined in the Irrevocable Proxy) of such Veeco Stockholder's Irrevocable Proxy, or (E) have an effect that would be inconsistent with, or violative of, any provision or agreement contained in the Merger Agreement.

         SECTION 4.    COVENANTS RELATING TO CONFIDENTIALITY AND DISCLOSURE.

                  4.1. CONFIDENTIALITY. Each Veeco Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement and the Merger Agreement may be dependent upon the maintenance of strict confidentiality with respect to the matters referred to herein and therein. In this connection, pending public disclosure thereof by Veeco or the Company, each Veeco Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement or the Merger Agreement (other than to its and to Veeco's counsel and advisors) without the prior written consent of the Company, except for filings, if any, required pursuant to the Exchange Act and the rules and regulations promulgated thereunder or disclosures that such Veeco Stockholder's counsel advises are necessary in order to fulfill such Veeco Stockholder's obligations imposed by Law, in which event such Veeco Stockholder shall give prior notice of such disclosure to the Company as promptly as practicable so as to enable the Company to seek a protective order from a court of competent jurisdiction with respect thereto or similar relief in connection therewith.

                  4.2. DISCLOSURE. Each Veeco Stockholder hereby agrees to permit Veeco and the Company to publish and disclose in the Form S-4 Registration Statement and the Joint Proxy Statement (including all documents, exhibits and schedules filed with the SEC), and any press release or other disclosure document which Veeco or the Company determine to be necessary or desirable in connection with the Merger and the transactions related thereto, such Veeco Stockholder's identity and ownership of Company Common Stock or Veeco Shares, as the case may be, and the nature of its commitments, arrangements and understandings under this Agreement and such Veeco Stockholder's Irrevocable Proxy.

       SECTION 5.      CERTAIN ADDITIONAL COVENANTS OF THE VEECO STOCKHOLDERS.

                  5.1. NO SOLICITATION. Each Veeco Stockholder shall not, and shall cause its Affiliates and Representatives not to, directly or indirectly, take any action to initiate, solicit, encourage or facilitate the making of any Veeco Acquisition Proposal or any inquiry with respect thereto, or engage in discussions or negotiations with any Person relating to any Veeco Acquisition Proposal or disclose any non-public information relating to Veeco or any Subsidiary of Veeco or afford access to the properties, books or records of Veeco or any Subsidiary of Veeco, to any Person that has made a Veeco Acquisition Proposal. A Veeco Stockholder shall notify the Company orally and in writing of any offers, proposals or inquiries received by such Veeco Stockholder relating to the purchase or acquisition by any Person of any Veeco Shares and of any Veeco Acquisition Proposal actually known to such Veeco Stockholder (including, in each case, the material terms and conditions thereof and the identity of the Person making it), within 24 hours of receipt thereof. Each Veeco Stockholder shall and shall cause its Representatives to, immediately cease and cause to be terminated any and all existing activities, discussions and negotiations, if any, with any parties conducted heretofore with respect to any Veeco Acquisition Proposal. Notwithstanding the restrictions set forth in this Section 5.1, each of Veeco and any Person (including any Veeco Stockholder) who is an officer or director of Veeco may take any action in such capacity that is consistent with the terms of the Merger Agreement.

                  5.2. RELIANCE. Each Veeco Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Veeco Stockholder's execution and delivery of this Agreement and such Veeco Stockholder's Irrevocable Proxy.

                  5.3. AFFILIATE AGREEMENT. Each Veeco Stockholder, if requested by Veeco prior to the Effective Time, will duly execute and deliver to Veeco a Veeco Affiliate Agreement contemplated by Section 5.21(b) of the Merger Agreement.

         SECTION 6.    TERMINATION.

                  6.1. TERMINATION OF AGREEMENT. The provisions of this Agreement shall terminate and be of no further force or effect upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

         SECTION 7.    MISCELLANEOUS.

                  7.1. EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expense.

                  7.2. ENTIRE AGREEMENT. This Agreement and any documents to be delivered in accordance with this Agreement (including the Irrevocable Proxies of the Veeco Stockholders) contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement, and all prior and contemporaneous negotiations, understandings and agreements among the parties (whether written or oral) with regard to the subject matter of this Agreement are superseded by this Agreement, and there are no representations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement.

                  7.3. CAPTIONS. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

                  7.4. BINDING AGREEMENT; ASSIGNMENT.

                   (a) BINDING AGREEMENT. Each Veeco Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Veeco Shares and shall be binding upon any Person to which record or Beneficial Ownership of such Veeco Shares shall pass, wether by operation of Law or otherwise, including, without limitation, the Veeco Stockholder's heirs, distributees, guardians, administrators, executors, legal representatives, or successors, partners or other transferees (for value or otherwise) and any other successors in interest. Notwithstanding any transfer of Veeco Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

                   (b) ASSIGNMENT. Notwithstanding anything to the contrary set forth herein, no party may assign any of its rights or obligations hereunder, by operation of Law or otherwise, without the prior written consent of the other party.

                  7.5. NOTICES AND OTHER COMMUNICATIONS. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile (with proof of receipt at the number to which it is required to be sent), or on the third business day afer the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

                  If to the Company:

                  CVC, Inc.
                  525 Lee Road
                  Rochester, New York 14606
                  Attention: Christine Whitman
                  Facsimile No: (716) 458-0426

                  with a copy to:

                  Dewey Ballantine, LLP
                  1301 Avenue of the Americas
                  New York, New York 10019
                  Attention: Richard D. Pritz, Esq.
                  Facsimile No.: (212) 239-6551

                  If to any Veeco Stockholder, to such Veeco Stockholder at the address set forth under such Veeco Stockholder's signature on the signature pages to this Agreement.

                  with a copy to:

                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                  425 Park Avenue
                  New York, New York 10022-3598
                  Attention:  Rory Greiss, Esq.
                  Facsimile No.:  (212) 836-8689

                  7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND PERFORMED IN SUCH STATE AND WITHOUT REGARD TO CONFLICTS OF LAWS DOCTRINES.

                  7.7. AMENDMENTS. Prior to the Effective Time, this Agreement may be amended only by a document in writing signed by the Company and each Veeco Stockholder.

                  7.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, some of which may contain the signatures of some, but not all, the parties hereto. Each of those counterparts will be deemed an original, but all of them together will constitute one and the same Agreement.

                  7.9. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  7.10. ENFORCEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in any action or proceeding relating to or arising out of this Agreement (including, with respect to a Veeco Stockholder, such Veeco Stockholder's Irrevocable Proxy) or any of the transactions contemplated hereby,
(ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such parties will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of inconvenience of the forum or otherwise (provided that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal court located in the State of Delaware), (iv) agrees that such party will not bring any action relating to this Agreement or any Irrevocable Proxy or any of the transactions contemplated hereby or thereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any Irrevocable Proxy or any of the transactions contemplated hereby or thereby.

                  7.11. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Irrevocable Proxies.

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date in the first paragraph of this Agreement.

                                            THE COMPANY

                                            CVC, INC.

                                            By:
                                                -------------------------
                                                   Name:
                                                   Title:

                                            VEECO STOCKHOLDERS

                                            -----------------------------
                                            Edward H. Braun

                                            Edward H. Braun's
                                              Address for Notice:

                                            -----------------------------

                                            -----------------------------

                                            -----------------------------
                                            Facsimile No.:
                                                           --------------

                                            -----------------------------
                                            John F. Rein, Jr.

                                            John F. Rein's
                                               Address for Notice:

                                            -----------------------------

                                            -----------------------------

                                            -----------------------------
                                            Facsimile No.:
                                                           --------------

                                            -----------------------------
                                            Emanuel N. Lakios

                                            Emanuel N. Lakios'
                                              Address for Notice:

                                            ===============================
                                            ===============================
                                            Facsimile No.:___________________

                                            -----------------------------
                                            Joseph F. Rivlin

                                            Joseph F. Rivlin's
                                              Address for Notice:

                                            ===============================

                                            ===============================
                                            Facsimile No.:___________________

                                   SCHEDULE A

VEECO STOCKHOLDER                           NO. OF EXISTING VEECO SHARES HELD

Edward H. Braun                             125,019

John F. Rein, Jr.                             1,946

Emanuel N. Lakios                             1,232

Joseph F. Rivlin                                293
                                            -------
                                            128,490



                               Schedule A - Page 1

                                                                      EXHIBIT A

                               VEECO STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Veeco Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Veeco Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Veeco Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints CVC, Inc., a Delaware corporation ("CVC"), and each of CVC's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Veeco Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of Veeco (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by Veeco of the Merger Agreement and the issuance of Veeco Shares in the Merger, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving Veeco or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Veeco Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Superior Veeco Proposal or related Veeco Acquisition Transaction or (ii) in the election of any director of Veeco.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to Veeco Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.


                               Exhibit A - Page 1

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.



                           ----------------------------------------------------
                            (Signature of Granting Stockholder)


                           ----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Veeco Shares)


                           ----------------------------------
                           (Date)




                               Exhibit A - Page 2

                                                                       EXHIBIT C

                              CERTIFICATE OF MERGER

                                       OF

                             VEECO ACQUISITION CORP.

                            (A DELAWARE CORPORATION)

                                      INTO

                                    CVC, INC.

                            (A DELAWARE CORPORATION)

                         PURSUANT TO SECTION 251 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
--------------------------------------------------------------------------------
         The undersigned corporations hereby certify as follows:

         1. The names of the constituent corporations are Veeco Acquisition Corp., a Delaware corporation ("ACQUISITION"), and a wholly-owned subsidiary of Veeco Inc., a Delaware corporation ("VEECO"), and Veeco, Inc., a Delaware corporation (the "COMPANY").

         2. An Agreement and Plan of Merger, dated as of February 29, 2000 (the "AGREEMENT AND PLAN OF MERGER"), among Veeco, Acquisition and the Company has been approved, adopted, certified, executed and acknowledged by Acquisition and the Company in accordance with Section 251 of the General Corporation Law of the State of Delaware.

         3. The Company shall be the surviving corporation, and as the surviving corporation, shall keep the name Veeco, Inc. (the "SURVIVING CORPORATION").

         4. The Certificate of Incorporation of the Company shall constitute the Certificate of Incorporation of the Surviving Corporation, subject to the following amendments which shall be effected by the merger:

                  (a) Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

                                   "ARTICLE IV

                           The Corporation is authorized to issue______shares of
                  common stock, $.01 par value per share."

                  (b) Article VIII of the Certificate of Incorporation is hereby deleted in its entirety.

                  (c) The Articles of the Certificate of Incorporation are hereby appropriately re-numbered to reflect the deletion of Article VIII effected hereby.

         5. The executed Agreement and Plan of Merger is on file at the office of the Surviving Corporation located at 525 Lee Road, Rochester, New York 14606. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, without cost, to any stockholder of Acquisition or the Company who sends a written request therefor to the Surviving Corporation at its address set forth in the preceding sentence.

         6. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Acquisition, as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware. The Surviving Corporation irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding. A copy of such process shall be mailed by the Secretary of State of the State of Delaware to Veeco, Inc., 525 Lee Road, Rochester, New York 14606, Attention: Secretary.

Dated: ___________ __, 2000.

                                           CVC, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           VEECO ACQUISITION CORP.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                               Exhibit D


                                           EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT, dated as of February 29, 2000, is by and between Christine B. Whitman (the "Employee") and Veeco Instruments, Inc., a Delaware corporation (the "Company").

     The Company and the Employee hereby agree as follows:

     1. EMPLOYMENT. The Company hereby employs the Employee, and the Employee hereby accepts employment by the Company, upon the terms and conditions hereinafter set forth.

     2. TERM. Subject to the provisions for earlier termination as herein provided, the employment of the Employee hereunder will be for the period commencing at the Effective Time of the Agreement and Plan of Merger (the "Merger Agreement") among CVC, Inc, a Delaware corporation, Veeco acquisition corporation, and the Company, dated February 29, 2000 (the "Effective Date") and ending on the third anniversary of such date. Effective on the first anniversary of the date hereof and on each successive anniversary date thereafter, the term shall automatically be extended by an additional one year unless, no later than 90 days prior to any such anniversary date, either the Company or the Employee gives written notice to the other that the term will not be extended, in which case the Employee's employment hereunder shall terminate upon the expiration of the then-current-term. The period of the Employee's employment under this Agreement, as it may be terminated or extended from time to time as provided herein, is referred to hereafter as the "Employment Period."

     3. DUTIES AND RESPONSIBILITIES. The Employee will be employed by the Company in the positions set forth on Annex A, a copy of which is attached hereto and the terms of which are incorporated herein by reference. The Employee will faithfully perform the duties and responsibilities of each such office, as they may be assigned from time to time by the Chief Executive Officer of the Company as specified on Annex
A. In addition, during the Employment Period, the Company will make best efforts to ensure the Employee is a member of the Board.

     4. TIME TO BE DEVOTED TO EMPLOYMENT. Except for vacation in accordance with the Company's policy in effect from time to time and absences due to temporary illness, the Employee shall devote full time, attention and energy during the Employment Period to the business of the Company. During the Employment Period, the Employee will not be engaged in any other business activity which, in the reasonable judgment of the Board or its designee, conflicts with the duties of the Employee hereunder, whether or not such activity is pursued for gain, profit or other pecuniary advantage.

     5. COMPENSATION; REIMBURSEMENT.

         (a) BASE SALARY. The Company will pay to the Employee an annual base salary of not less than the amount specified as the Initial Base Salary on Annex A, payable in accordance with the Company's normal payroll policy. The Employee's base salary shall be reviewed annually by the Compensation Committee of the Board (the "Committee") and shall be subject to increase at the option and sole discretion of the Committee.

         (b) BONUS. The Employee shall be eligible to receive, at the sole discretion of the Committee, an annual cash bonus, with a maximum target as specified on Annex A, based on pre-determined performance standards of the Company, such as under the Company's bonus program as in effect from time to time.

         (c) BENEFITS; STOCK OPTIONS. In addition to the salary and cash bonus referred to above, the Employee shall be entitled during the Employment Period to participate in such employee benefit plans or programs of the Company, and shall be entitled to such other fringe benefits, as are from time to time made available by the Company generally to employees of the Employee's position, tenure, salary, and other qualifications. Without limiting the generality of the foregoing, the Employee shall be eligible for such awards, if any, under the Company's stock option plan as shall be granted to the Employee by the
 Committee or other appropriate designee of the Board acting in its sole discretion. During the Employment Period, the Company will lease an automobile for the Employee comparable to the automobile leased by CVC, Inc. for the Employee at the time of the execution of the Merger Agreement.
 Except to the extent provided herein, the Employee acknowledges and agrees that the Company does not guarantee the adoption or continuance of any particular employee benefit plan or program or other fringe benefit during the Employment Period, and participation by the Employee in any such plan or program shall be subject to the rules and regulations applicable thereto.

         (d) EXPENSES. The Company will reimburse the Employee, in accordance with the practices in effect from time to time for other officers or staff personnel of the Company, for all reasonable and necessary traveling expenses and other disbursements incurred by the Employee for or on behalf of the Company in the performance of the Employee's duties hereunder, upon presentation by the Employee to the Company of appropriate vouchers or documentation. Such expenses shall include, without limitation, reasonable expenses to maintain an apartment in any city in which Employee is required to spend more than 30 days in any calendar year.

     6. DEATH; DISABILITY. If the Employee dies or is incapacitated or disabled by accident, sickness or otherwise, so as to render the Employee mentally or physically incapable of performing the services required to be performed by the Employee under this Agreement for a period that would entitle the Employee to qualify for long-term disability benefits under the Company's then-current long-term disability insurance program or, in the absence of such a program, for a period of 90 consecutive days or longer (such condition being herein referred to as a "Disability"), then
(i) in the case of the Employee's death, the Employee's employment shall be deemed to terminate on the date of the Employee's death or (ii) in the case of a Disability, the Company, at its option, may terminate the employment of the Employee under this Agreement immediately upon giving the Employee notice to that effect. Disability shall be determined by the Board or the Board's designee. In the case of a Disability, until the Company shall have terminated the Employee's employment hereunder in accordance with the foregoing, the Employee shall be entitled to receive compensation provided for herein notwithstanding any such physical or mental disability.

     7. TERMINATION FOR CAUSE. The Company may, with the approval of a majority of the Board, terminate the employment of the Employee hereunder at any time during the Employment Period for "cause" (such termination being hereinafter called a "Termination for Cause") by giving the Employee notice of such termination, upon the giving of which such termination will take effect immediately. For purposes of this Agreement, "cause" means
(i) the Employee's willful and substantial misconduct, (ii) the Employee's repeated, after written notice from the Company, neglect of duties or failure to act which can reasonably be expected to affect materially and adversely the business or affairs of the Company or any subsidiary or affiliate thereof, (iii) the Employee's material breach of any of the agreements contained in Sections 13, 14, 15 or 16 hereof,
(iv) the commission by the Employee of any material fraudulent act with respect to the business and affairs of the Company or any subsidiary or affiliate thereof or (v) the Employee's conviction of (or plea of NOLO CONTENDERE to) a crime constituting a felony.

     8. TERMINATION WITHOUT CAUSE. The Company may terminate the employment of the Employee hereunder at any time without "cause" (such termination being hereinafter called a "Termination Without Cause") by giving the Employee notice of such termination, upon the giving of which such termination will take effect on the date specified on such notice which shall not be later than 30 days from the date such notice is given.

     9. GOOD REASON. For purposes of this Agreement, termination for "Good Reason" shall mean termination by the Employee of her employment with the Company hereunder based on:

         (i) any diminution in the Employee's position, title, responsibilities, authority or reporting responsibilities;

         (ii) the Employee is not at any time during the Employment Period a member of the Board;

         (iii) any person other than the Employee succeeds Edward H. Braun as Chief Executive Officer of the Company; or

         (iv) the breach by the Company of any of its material obligations under this Agreement.

     10. VOLUNTARY TERMINATION. Any termination of the employment of the Employee hereunder, otherwise than as a result of death or Disability, a Termination For Cause, a Termination Without Cause or a termination for Good Reason will be deemed to be a "Voluntary Termination." A Voluntary Termination will be deemed to be effective immediately upon such termination or, at the Company's option, up to 30 days following a notice of voluntary termination given by the Employee.

     11. EFFECT OF TERMINATION OF EMPLOYMENT.

         (a) TERMINATION FOR CAUSE, VOLUNTARY TERMINATION. Upon a Termination for Cause or a Voluntary Termination, neither the Employee nor the Employee's beneficiaries or estate will have any further rights or claims against the Company under this Agreement except the right to receive (i) the unpaid portion of the base salary provided for in Section 5(a) hereof, computed on a PRO RATA basis to the date of termination, (ii) payment of her previously accrued but unpaid rights that are then payable in accordance with the terms of any incentive compensation, stock option, retirement, employee welfare or other employee benefit plans or programs of the Company in which the Executive is then participating in accordance with Sections 5(b) and 5(c) hereof and (iii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed as provided in Section 5(d) hereof.

         (b) TERMINATION WITHOUT CAUSE; TERMINATION FOR GOOD REASON. Upon a Termination Without Cause or a termination for Good Reason, (i) the Employee shall be entitled to receive the same payments and other rights as provided for in Sections 11(a) hereof, (ii) the Employee shall be entitled to receive a severance payment in the form a cash lump sum, paid within 15 days of the date of termination, with the amount of such payment to be the aggregate amount of the Employee's base salary as in effect immediately prior to such termination payable over the period of months specified in Annex A, (iii) any options held by the Employee as of such effective date to purchase shares of the Company's stock that were not vested and exercisable as of such date of termination shall become immediately and fully vested and exercisable as of such date of termination and (iv) the

Employee shall retain the right to exercise any options to purchase shares of the Company's stock until the earlier of (a) 12 months following the date of such termination or (b) the expiration of the original full term of each such option.

         (c) DEATH; DISABILITY. In the event Employee employment is termination hereunder on account of death or Disability, (i) the Employee shall be entitled to receive the same payments and other rights as provided for in Sections 11(a) hereof, (ii) the Employee shall be entitled to receive a severance payment in the form a cash lump sum, paid within 15 days of the date of termination, with the amount of such payment to be the aggregate amount of the Employee's base salary as in effect immediately prior to such termination payable over 12 months.

     12. CHANGE IN CONTROL PROVISIONS.

         (a) EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control during the Employment Period, all options held by the Employee to purchase shares of the Company's stock that are not then vested and exercisable in accordance with the terms of such options or the terms of any Company stock option plan shall become immediately and fully vested and exercisable as of the effective date of the Change in Control; PROVIDED, HOWEVER, that no such vesting shall occur if provision has been made in writing in connection with such transaction for (a) the continuation of such plan and/or the assumption of such options by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such options of new options covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices. In the event of any such continuation, assumption or substitution, such plan and/or such options shall continue in the manner and under the terms so provided.

         (b) DEFINITION OF CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon:

              (i) an acquisition subsequent to the date hereof by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company ("Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following:
(1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

              (ii) a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

             (iii) the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property;

              (iv) the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or

              (v) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

     13. NONDISCLOSURE OF INFORMATION. The Employee will not, at any time during or after the Employment Period, disclose to any person, firm, corporation or other business entity, except as required by law, any non-public information concerning the business, products, clients or affairs of the Company or any subsidiary or affiliate thereof for any reason or purpose whatsoever, nor will the Employee make use of any of such non-public information for personal purposes or for the benefit of any person, firm, corporation or other business entity except the Company or any subsidiary or affiliate thereof.

     14. COMPANY RIGHT TO INVENTIONS. The Employee will promptly disclose, grant and assign to the Company, for its sole use and benefit, any and all inventions, improvements, technical information and suggestions relating in any way to the business of the Company which the Employee may develop or acquire during the Employment Period (whether or not during usual working hours), together with all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or upon any such invention, improvement or technical information. In connection therewith:

         (i) the Employee shall, without charge, but at the expense of the Company, promptly at all times hereafter execute and deliver such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Company to vest title to any such inventions, improvements, technical information, patent applications, patents, copyrights or reissues thereof in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world; and

         (ii) the Employee shall render to the Company, at its expense (including a reasonable payment for the time involved in case the Employee is not then in its employ), all such assistance as it may require in the prosecution of applications for said patents, copyrights or reissues thereof, in the prosecution or defense of interferences which may be declared involving any said applications, patents or copyrights and in any litigation in which the Company may be involved relating to any such patents, inventions, improvements or technical information.

     15. NON-COMPETITION.

        (a) Employee hereby agrees that for the duration of Employee's employment with the Company, Employee will not, without the consent of the Company, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, be employed by, associated with, or in any manner connected with, lend Employee's name to, lend Employee's credit to or render services or advice to, any business whose products or activities compete in whole or in part with the former, current or currently contemplated products or activities of the Company or any of its subsidiaries, in any country in which the Company or any of its subsidiaries conducts business; PROVIDED, HOWEVER, that Employee may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. Employee agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

         (b) Employee hereby agrees that for a period of two (2) years following the termination of Employee's employment with the Company, Employee will not, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend Employee's name to, lend Employee's credit to or render services or advice to, any business whose products or activities compete in whole or in part with the former, current or currently contemplated products or activities of the Company or any of its subsidiaries, in any state of the United States or in any other country in which the Company or any of its subsidiaries sells products or conducts business; PROVIDED, HOWEVER, that Employee may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. Employee agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

         (c) In the event of a breach by Employee of any covenant set forth in this Section 15, the term of such covenant will be extended by the period of the duration of such breach.

         (d) For a period of two (2) years following the termination of Employee's employment with the Company, Employee will, within ten days after accepting any employment, advise the Company of the identity of any employer of Employee. The Company may serve notice upon each such employer that Employee is bound by this Agreement and furnish each such employer with a copy of this Agreement or relevant portions hereof.

     16. NON-SOLICITATION.

         (a) Employee hereby agrees that, for the duration of Employee's employment with the Company and for a period of two (2) years following the termination of Employee's employment with the Company:

              (i) Employee will not, directly or indirectly, either for itself or any other person: (A) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave the employ of the Company or such subsidiary, (B) in any way interfere with the relationship between the Company and its subsidiaries and any employee of the Company or any of its subsidiaries, (C) employ, or otherwise engage as an employee, independent contractor or otherwise, any current or former employee of the Company or any of its subsidiaries, other than such former employees who have not worked for the Company or any of its subsidiaries for more than one year or (D) induce or attempt to induce any customer, supplier, licensee or business relation of the Company or any of its subsidiaries to cease doing business with the Company or such subsidiary, or in any way interfere with the relationship between the Company and its subsidiaries and any customer, supplier, licensee or business relation of the Company or any of its subsidiaries; and

              (ii) Employee will not, directly or indirectly, either for herself or any other person, solicit the business of any person known to Employee to be a customer of the Company or any of its subsidiaries, whether or not Employee had personal contact with such person, with respect to products or activities which compete in whole or in part with the former, current or currently contemplated products or activities of the Company and its subsidiaries or the products or activities of the Company and its subsidiaries in existence or contemplated at the time of termination of Employee's employment.

         (b) In the event of a breach by Employee of any covenant set forth in this Section 16, the term of such covenant will be extended by the period of the duration of such breach.

     17. ENFORCEMENT. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforceable to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that a restriction contained in this Agreement is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, will be the maximum restriction allowed by the laws of such jurisdiction and such restriction will be deemed to have been revised accordingly herein.

     18. REMEDIES; SURVIVAL. (a) A breach of the obligations imposed on Employee in Sections 13, 14, 15, and 16 hereof may not be one which is capable of being easily measured by monetary damages. Consequently, Employee specifically agrees that Sections 13, 14, 15, and 16 may be enforced by injunctive relief. Further, Employee specifically agrees that, in addition to such injunctive relief, and not in lieu of it, the Company may also bring suit for damages incurred by the Company as a result of a breach of Employee's obligations under Sections 13, 14, 15, and 16.

         (b) Notwithstanding anything contained in this Agreement to the contrary, the provisions of Sections 13, 14, 15 and 16 hereof will survive the expiration or other termination of this Agreement until, by their terms, such provisions are no longer operative.

     18. NOTICES. Notices and other communications hereunder will be in writing and will be delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

if to the Employee:                  as specified in Annex A
and if to the Company:       Veeco Instruments, Inc.
                             Terminal Drive
                             Plainview, New York 11803
                             Attention: Chief Executive Officer


All notices and other communications given to any party hereto in accordance with the provisions of this Agreement will be deemed to have been given on the date of delivery, if personally delivered; on the business day after the date when sent, if sent by air courier; and on the third business day after the date when sent, if sent by mail, in each case addressed to such party as provided in this Section 18 or in accordance with the latest unrevoked direction from such party.

        19. BINDING AGREEMENT; BENEFIT. The provisions of this Agreement will be binding upon, and will inure to the benefit of, the respective heirs, legal representatives and successors of the parties hereto.

        20. GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York, without reference to conflict of law principles.

        21. WAIVER OF BREACH. The waiver by either party of a breach of any provision of this Agreement by the other party must be in writing and will not operate or be construed as a waiver of any subsequent breach by such other party.

        22. ENTIRE AGREEMENT; AMENDMENTS. This Agreement (including Annex A) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings among the parties with respect thereof. This Agreement will also supercede the employment agreement between the Employee and CVC, Inc., dated December 15, 1997. This Agreement may be amended only by an agreement in writing signed by the parties hereto.

        23. HEADINGS. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

        24. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

        25. ASSIGNMENT. This Agreement is personal in its nature and the parties hereto shall not, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; PROVIDED, that the provisions hereof (including, without limitation, Sections 13, 14, 15, and 16) will inure to the benefit of, and be binding upon, each successor of the Company, whether by merger, consolidation, transfer of all or substantially all of its assets or otherwise.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



EMPLOYEE                               VEECO INSTRUMENTS, INC.


-------------------------              -------------------------
                                       By:
                                       Title:

                                    ANNEX A
                                       to
                              Employment Agreement



                    Name of Employee: Christine B. Whitman




1.  Position:                          President and Chief Operating Officer

2.  Board of Directors' Initial
    Designee to whom Employee
    Shall Report:                      Chief Executive Officer

3.  Initial Base Salary:               $300,000

4.  Target Bonus                       $150,000

4.  Number of months used to
    calculate lump sum severance
    payment in the event of a
    Termination Without Cause
    or for Good Reason                 24 months

5.  Employee's address for notices:    142 Park Road
                                       Pittsford, NY 14534

                                                                       EXHIBIT E

                                     COMPANY

                              AFFILIATES AGREEMENT

         This COMPANY AFFILIATES AGREEMENT (this "AFFILIATES AGREEMENT") is entered into as of _________ ___, 2000, between Veeco Inc., a Delaware corporation ("VEECO"), and the undersigned stockholder (the "STOCKHOLDER") of CVC, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

         A. Veeco, Veeco Acquisition Corp., a newly-formed subsidiary of Veeco ("ACQUISITION"), and the Company plan to enter into or have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), pursuant to which Acquisition will be merged with and into the Company (the "MERGER").

         B. Upon consummation of the Merger and in connection therewith, the undersigned Stockholder will become the owner of shares of common stock, $0.01 par value per share, of Veeco ("VEECO SHARES").

          C. The parties to the Merger Agreement intend to cause the Merger to be accounted for as a "pooling of interests" pursuant to APB Opinion No. 16, Accounting Series Releases No.130, 135 and 146 and Staff Accounting Bulletins Topic Two.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants set forth in the Merger Agreement and in this Company Affiliates Agreement, it is hereby agreed as follows:

          1. The undersigned Stockholder hereby agrees that:

                  (a) The undersigned Stockholder may be deemed to be (but does not hereby admit to be) an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Accounting Series Release No. 130, as amended ("RELEASE NO. 130"), of the Securities and Exchange Commission (the "SEC").

                  (b) The undersigned Stockholder will not sell, exchange, transfer, pledge, dispose of or otherwise reduce the undersigned Stockholder's risk relative to the Veeco Shares or any part thereof until such time after the Effective Time (as such term is defined in the Merger Agreement) of the Merger as financial results covering at least thirty (30) days of the combined operations of Veeco and the Company after the Effective Time of the Merger have been, within the meaning of said Release No. 130, filed by Veeco with the SEC or published by Veeco in an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K, a quarterly earnings report, a press release or other public issuance that includes combined sales and income of the Company and Veeco. Veeco agrees to notify the undersigned Stockholder promptly upon making such filing or publication. The undersigned Stockholder will not, during the thirty (30) day period prior to the Effective Time of the Merger, sell, exchange, transfer, pledge, dispose of or otherwise reduce the undersigned Stockholder's risk relative to the Veeco Shares or any part thereof (including any disposition within such period of the undersigned Stockholder's shares of Company Common Stock (as defined in the Merger Agreement)). Except as otherwise set forth in APPENDIX A hereto, the undersigned Stockholder has not engaged in a sale or other disposition of any shares of Company Common Stock since January 31, 2000.

                  (c) The undersigned Stockholder undertakes and agrees to indemnify and hold harmless Veeco, Acquisition, the Company and each of their respective current and future officers and directors and each person, if any, who now or hereafter controls or may control Veeco, Acquisition or the Company within the meaning of the Securities Act (an "INDEMNIFIED PERSON"), from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses ("CLAIMS") based upon, arising out of or resulting from any breach or nonfulfillment of any undertaking, covenant or agreement made by the undersigned Stockholder in subsection (b) of this Section 1, or caused by or attributable to the undersigned Stockholder, or the undersigned Stockholder's agents or employees, or representatives, brokers, dealers and/or underwriters insofar as they are acting on behalf of and in accordance with the instruction of or with the knowledge of the undersigned Stockholder, in connection with or relating to any offer, sale, pledge, transfer or other disposition of any of the Veeco Shares or shares of Company Common Stock by or on behalf of the undersigned Stockholder, which Claim or Claims result from any breach or nonfulfillment as set forth above. The indemnification set forth herein shall be in addition to any liability that the undersigned Stockholder may otherwise have to the Indemnified Persons.

                  (d) Promptly after receiving definitive notice of any Claim in respect of which an Indemnified Person may seek indemnification under this Affiliates Agreement, such Indemnified Person shall submit notice thereof to the undersigned Stockholder. The omission by the Indemnified Person so to notify the undersigned Stockholder of any such Claim shall not relieve the undersigned Stockholder from any liability the undersigned Stockholder may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the undersigned Stockholder to reduce or defend against such liability was actually adversely affected by such omission. The omission of the Indemnified Person so to notify the undersigned Stockholder of any such Claim shall not relieve the undersigned Stockholder from any liability the undersigned Stockholder may have otherwise than hereunder. The Indemnified Persons and the undersigned Stockholder shall cooperate with and assist one another in the defense of any Claim and any action, suit or proceeding arising in connection therewith.

         2. WAIVER. No waiver by any party hereto of any condition or of any breach of any provision of this Affiliates Agreement shall be effective unless in writing.

          3. NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Affiliates Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, as follows:

                  (a) If to the Stockholder, at the address set forth below the Stockholder's signature at the end hereof.

                  (b) If to Veeco, the Company or the other Indemnified Persons:

                           c/o Veeco Inc.
                           Terminal Drive
                           Plainview, New York  11803
                           Attention:  Chairman, President and Chief Executive
                                       Officer
                           Fax:  (516) 349-9079
                           Tel:  (516) 349-8300

                           with a copy (which shall not constitute notice) to:

                           Kaye, Scholer, Fierman, Hays & Handler, LLP
                           425 Park Avenue
                           New York, New York  10022
                           Attention:  Rory A. Greiss, Esq.
                           Fax:  (212) 836-7152
                           Tel:  (212) 836-8261

or to such other address as any party hereto or any Indemnified Person may designate for itself by notice given as herein provided.

         4. COUNTERPARTS. For the convenience of the parties hereto, this Affiliates Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         5. SUCCESSORS AND ASSIGNS. This Affiliates Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. Moreover, this Affiliates Agreement shall be enforceable by, and shall inure to the benefit of, the Indemnified Persons and their respective successor and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

         6. GOVERNING LAW. This Affiliates Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of New York.

         7. TERMINATION; SEVERABILITY. This Affiliates Agreement shall terminate in the event that the Merger Agreement is terminated in accordance with its terms. If a court of competent jurisdiction determines that any provision of this Affiliates Agreement is unenforceable or enforceable only if limited in time and/or scope, this Affiliates Agreement shall continue in full force and effect with such provision stricken or so limited.

         8. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Company Affiliates Agreement.

         IN WITNESS WHEREOF, the parties have caused this Company Affiliates Agreement to be executed as of the date first above written.

VEECO INC.                                     STOCKHOLDER

By:---------------------------------------     --------------------------------
Name:  Gregory A. Robbins                      (Signature)
Title:  Vice President and General Counsel

                                               ---------------------------------
                                               (Print Name)

                                               ---------------------------------
                                               (Print Address)

                                               ---------------------------------
                                               (Print Telephone Number)

                   APPENDIX A TO COMPANY AFFILIATES AGREEMENT

                                                                       EXHIBIT F

                                      VEECO

                              AFFILIATES AGREEMENT

         This VEECO AFFILIATES AGREEMENT (this "AFFILIATES AGREEMENT") is entered into as of ___________ ___, 2000, between Veeco Inc., a Delaware corporation ("VEECO"), and the undersigned (the "STOCKHOLDER"), who is a director, officer or holder of shares of common stock, $.01 par value per share (the "VEECO SHARES"), of Veeco.

                                    RECITALS

         A. Veeco, Veeco Acquisition Corp., a newly-formed subsidiary of Veeco ("ACQUISITION"), and CVC, Inc., a Delaware corporation ("TARGET"), plan to enter into or have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), pursuant to which Acquisition will be merged with and into Target (the "MERGER").

         B. The parties to the Merger Agreement intend to cause the Merger to be accounted for as a "pooling of interests" pursuant to APB Opinion No. 16, Accounting Series Releases No.130, 135 and 146 and Staff Accounting Bulletins Topic Two.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants set forth in the Merger Agreement and in this Veeco Affiliates Agreement, it is hereby agreed as follows:

         1.       The undersigned Stockholder hereby agrees that:

                  (a) The undersigned Stockholder may be deemed to be (but does not hereby admit to be) an "affiliate" of Veeco within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Accounting Series Release No. 130, as amended ("RELEASE NO. 130"), of the Securities and Exchange Commission (the "SEC").

                  (b) The undersigned Stockholder will not sell, exchange, transfer, pledge, dispose of or otherwise reduce the undersigned Stockholder's risk relative to the Veeco Shares or any part thereof until such time after the Effective Time (as such term is defined in the Merger Agreement) of the Merger as financial results covering at least thirty (30) days of the combined operations of Veeco and Target after the Effective Time of the Merger have been, within the meaning of said Release No. 130, filed by Veeco with the SEC or published by Veeco in an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K, a quarterly earnings report, a press release or other public issuance that includes combined sales and income of Target and Veeco. Veeco agrees to notify the undersigned Stockholder promptly upon making such filing or publication. The undersigned Stockholder will not, during the thirty (30) day period prior to the Effective Time of the Merger, sell, exchange, transfer, pledge, dispose of or otherwise reduce the undersigned Stockholder's risk relative to the Veeco Shares or any part thereof. Except as otherwise set forth in APPENDIX A hereto, the undersigned

Stockholder has not engaged in a sale or other disposition of any Veeco Shares since January 31, 2000.

                  (c) The undersigned Stockholder undertakes and agrees to indemnify and hold harmless Veeco, Acquisition, Target and each of their respective current and future officers and directors and each person, if any, who now or hereafter controls or may control Veeco , Acquisition or Target within the meaning of the Securities Act (an "INDEMNIFIED PERSON") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses ("CLAIMS") based upon, arising out of or resulting from any breach or nonfulfillment of any undertaking, covenant or agreement made by the undersigned Stockholder in subsection (b) of this Section 1, or caused by or attributable to the undersigned Stockholder, or the undersigned Stockholder's agents or employees, or representatives, brokers, dealers and/or underwriters insofar as they are acting on behalf of and in accordance with the instruction of or with the knowledge of the undersigned Stockholder, in connection with or relating to any offer, sale, pledge, transfer or other disposition of any of the Veeco Shares by or on behalf of the undersigned Stockholder, which claim or claims result from any breach or nonfulfillment as set forth above. The indemnification set forth herein shall be in addition to any liability that the undersigned Stockholder may otherwise have to the Indemnified Persons.

                  (d) Promptly after receiving definitive notice of any Claim in respect of which an Indemnified Person may seek indemnification under this Affiliates Agreement, such Indemnified Person shall submit notice thereof to the undersigned Stockholder. The omission by the Indemnified Person so to notify the undersigned Stockholder of any such Claim shall not relieve the undersigned Stockholder from any liability the undersigned Stockholder may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the undersigned Stockholder to reduce or defend against such liability was actually adversely affected by such omission. The omission of the Indemnified Person so to notify the undersigned Stockholder of any such Claim shall not relieve the undersigned Stockholder from any liability the undersigned Stockholder may have otherwise than hereunder. The Indemnified Persons and the undersigned Stockholder shall cooperate with and assist one another in the defense of any Claim and any action, suit or proceeding arising in connection therewith.

         2. WAIVER. No waiver by any party hereto of any condition or of any breach of any provision of this Affiliates Agreement shall be effective unless in writing.

         3. NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Affiliates Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, as follows:

                  (a) If to the Stockholder, at the address set forth below the Stockholder's signature at the end hereof.

                  (b) If to Veeco, Target or the other Indemnified Persons:

                           c/o Veeco Inc.
                           Terminal Drive
                           Plainview, New York  11803
                           Attention:  Chairman, President and Chief Executive
                                       Officer
                           Fax:  (516) 349-9079
                           Tel:  (516) 349-8300

                           with a copy (which shall not constitute notice) to:

                           Kaye, Scholer, Fierman, Hays & Handler, LLP
                           425 Park Avenue
                           New York, New York  10022
                           Attention:  Rory A. Greiss, Esq.
                           Fax:  (212) 836-7152
                           Tel:  (212) 836-8261

or to such other address as any party hereto or any Indemnified Person may designate for itself by notice given as herein provided.

         4. COUNTERPARTS. For the convenience of the parties hereto, this Affiliates Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         5. SUCCESSORS AND ASSIGNS. This Affiliates Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. Moreover, this Affiliates Agreement shall be enforceable by, and shall inure to the benefit of, the Indemnified Persons and their respective successor and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

         6. GOVERNING LAW. This Affiliates Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of New York.

         7. TERMINATION; SEVERABILITY. This Affiliates Agreement shall terminate in the event that the Merger Agreement is terminated in accordance with its terms. If a court of competent jurisdiction determines that any provision of this Affiliates Agreement is unenforceable or enforceable only if limited in time and/or scope, this Affiliates Agreement shall continue in full force and effect with such provision stricken or so limited.

         8. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Affiliates Agreement.

         IN WITNESS WHEREOF, the parties have caused this Veeco Affiliates Agreement to be executed as of the date first above written.

VEECO INC.                                     STOCKHOLDER

By:---------------------------------------     ---------------------------------
Name:  Gregory A. Robbins                      (Signature)
Title:  Vice President and General Counsel

                                               ---------------------------------
                                               (Print Name)

                                               ---------------------------------
                                               (Print Address)

                                               ---------------------------------
                                               (Print Telephone Number)

                    APPENDIX A TO VEECO AFFILIATES AGREEMENT